SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Wells Fargo & Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WELLS FARGO & COMPANY

March 15, 2012

Dear Stockholder:

The 2012 annual meeting of stockholders of Wells Fargo & Company will be held on April 24, 2012 at 1:00 p.m., Pacific time, in The Julia Morgan Ballroom, 15th Floor, Merchants Exchange Building, 465 California Street, San Francisco, California. Please read the notice of meeting and proxy statement accompanying this letter carefully so that you will know what you are being asked to vote on at the meeting and what you will need to do if you want to attend the meeting in person.

Our proxy materials are available over the internet, and most of our stockholders will receive only a notice containing instructions on how to access the proxy materials over the internet and vote online. If you receive this notice but would still like to receive paper copies of the proxy materials, please follow the instructions on the notice or on the website referred to on the notice.

Your vote is important. Please vote as soon as possible even if you plan to attend the annual meeting. The notice and the proxy statement contain instructions on how you can vote your shares over the internet, by telephone, or by mail. If you need help at the meeting because of a disability, please contact us at telephone 1-866-878-5865, at least one week in advance of the meeting.

Thank you for your interest in Wells Fargo.

Sincerely,

John G. Stumpf Chairman, President and Chief Executive Officer

WELLS FARGO & COMPANY

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE AND TIME:	Tuesday, April 24, 2012, at 1:00 p.m., Pacific time

PLACE:	The Julia Morgan Ballroom 15th Floor Merchants Exchange Building 465 California Street San Francisco, California

ITEMS OF BUSINESS:	(1) Elect as directors the 15 nominees named in the accompanying proxy statement;

(2) Vote on an advisory resolution to approve the named executives’ compensation;

(3) Ratify the appointment of our independent auditors for 2012;

(4) Vote on a stockholder proposal regarding the adoption of a policy to require an independent chairman;

(5) Vote on a stockholder proposal to provide for cumulative voting in contested director elections;

(6) Vote on a stockholder proposal to amend our By-Laws to allow stockholders to nominate director candidates for inclusion in our proxy materials;

(7) Vote on a stockholder proposal regarding an investigation and report on internal controls for mortgage servicing operations; and

(8) Consider any other business properly brought before the meeting.

WHO CAN VOTE:	You may vote only if you owned shares of common stock at the close of business on February 24, 2012.

VOTING:	It is important that your shares be represented and voted at the meeting. You can vote your shares over the internet or by telephone. If you received a paper proxy card or voting instruction form by mail, you may also vote by signing, dating, and returning the proxy card or voting instruction form in the envelope provided. Voting in any of these ways will not prevent you from attending or voting your shares at the meeting. For specific instructions on how to vote your shares, see the information beginning on page 5 of the proxy statement. Please call us at 1-866-878-5865 if you need directions to attend the meeting and vote in person.

MEETING ADMISSION:	You may attend the meeting only if you owned shares of our common stock at the close of business on February 24, 2012. If you or your legal proxy holder plan to attend the meeting in person, you must follow the admission procedures described beginning on page 7 of the proxy statement. If you do not comply with these procedures, you will not be admitted to the meeting.

INTERNET AVAILABILITY OF PROXY MATERIALS:	Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on April 24, 2012. Wells Fargo’s 2012 Proxy Statement and Annual Report to Stockholders for the year ended December 31, 2011 are available at: www.ematerials.com/wfc.

By Order of the Board of Directors,

Laurel A. Holschuh Corporate Secretary

This notice and the accompanying proxy statement, 2011 annual report, and proxy card or voting instruction form were either made available to you over the internet or mailed to you beginning on or about March 15, 2012.

PROXY STATEMENT SUMMARY

This summary highlights certain information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider, and you should read the entire proxy statement carefully before voting.

Annual Meeting of Stockholders

Date and Time:	Tuesday, April 24, 2012 at 1:00 p.m., Pacific time
Place:	The Julia Morgan Ballroom 15th Floor Merchants Exchange Building 465 California Street San Francisco, California
Record Date and Voting:	Only stockholders as of the record date, February 24, 2012, are entitled to vote
Meeting Admission Requirements:	Only stockholders and their duly appointed legal proxies who present the required identification and proof of stock ownership as of the record date will be admitted to the meeting.

Items of Business and Voting Recommendations

Items	Board Recommendation
Elect 15 directors	FOR all nominees
Vote on an advisory resolution to approve the named executives’ compensation	FOR
Ratify the appointment of KPMG, LLP as independent auditors	FOR
Vote on four stockholder proposals	AGAINST all proposals

Election of Directors (Item 1)

The following table provides summary information about each director nominee for election at the annual meeting.

Nominee	Age	Director Since	Independent	Principal Occupation	Committees
John D. Baker II	63	2009	Yes	Executive Chairman and Director, Patriot Transportation Holding, Inc., Jacksonville, Florida (motor carrier and real estate company)	Audit and Examination; Corporate Responsibility; Credit
Elaine L. Chao	58	2011	Yes	Distinguished Fellow, Heritage Foundation, Washington, D.C. (educational and research organization)	Corporate Responsibility; Finance
John S. Chen	56	2006	Yes	Chairman and Chief Executive Officer, Sybase, Inc., Dublin, California (computer software)	Human Resources
Lloyd H. Dean	61	2005	Yes	President, Chief Executive Officer and Director, Dignity Health (formerly named Catholic Healthcare West), San Francisco, California (health care)	Corporate Responsibility; Credit; Human Resources; Risk

i

Nominee	Age	Director Since	Independent	Principal Occupation	Committees
Susan E. Engel	65	1998	Yes	Chief Executive Officer, Portero, Inc., New York, New York (online retailer of luxury pre-owned and vintage personal accessories)	Credit; Finance; Human Resources
Enrique Hernandez, Jr.	56	2003	Yes	Chairman, President, Chief Executive Officer and Director, Inter-Con Security Systems, Inc., Pasadena, California (security services)	Audit and Examination; Corporate Responsibility; Finance; Risk
Donald M. James	63	2009	Yes	Chairman, Chief Executive Officer and Director, Vulcan Materials Company, Birmingham, Alabama (construction materials)	Finance; Human Resources
Cynthia H. Milligan	65	1992	Yes	Dean Emeritus, College of Business Administration, University of Nebraska-Lincoln, Lincoln, Nebraska (higher education)	Corporate Responsibility; Credit; Governance and Nominating; Risk
Nicholas G. Moore	70	2006	Yes	Retired Global Chairman, PricewaterhouseCoopers, New York, New York (accounting and auditing firm)	Audit and Examination; Credit; Risk
Federico F. Peña	65	2011	Yes	Senior Advisor, Vestar Capital Partners, Denver, Colorado (private equity firm)	Audit and Examination
Philip J. Quigley	69	1994	Yes	Retired Chairman, President and Chief Executive Officer, Pacific Telesis Group, San Francisco, California (telecommunications)	Audit and Examination; Credit; Governance and Nominating
Judith M. Runstad	67	1998	Yes	Former Partner and currently Of Counsel, Foster Pepper PLLC, Seattle, Washington (law firm)	Corporate Responsibility; Credit; Finance; Risk
Stephen W. Sanger	65	2003	Yes	Retired Chairman, General Mills, Inc., Minneapolis, Minnesota (packaged food producer and distributor)	Governance and Nominating; Human Resources; Risk
John G. Stumpf	58	2006	No	Chairman, Chief Executive Officer and President, Wells Fargo & Company, San Francisco, California	N/A
Susan G. Swenson	63	1994	Yes	Retired President and Chief Executive Officer, Sage Software-North America, Inc., United Kingdom (business management software and services supplier)	Audit and Examination; Governance and Nominating

Corporate Governance

Director Elections

•	Annual elections
•	Directors elected by a majority of votes cast in uncontested elections, by plurality vote in contested elections

Board Independence

•	14 of 15 director nominees are independent
•	All standing Board committees consist solely of independent directors
•	Lead Director—Stephen W. Sanger

Board Practices and Policies

•	Full Board meetings during last fiscal year—13
•	Meetings in executive session without management—5
•	98% average attendance by directors at Board and committee meetings
•	100% of non-management directors serve on four or fewer public company boards
•	Board members and governance policies disclosed on Company’s website at: https://www.wellsfargo.com/about/corporate/corporate_governance
•	Directors may retain own advisors without management approval and at the expense of the Company
•

Stock ownership and retention policy that non-management directors own Company common stock equal to five times annual cash retainer within five years of election to Board, and retain for one year after Board service ends

•	Director Code of Ethics prohibits directors from engaging in short-selling or hedging transactions involving Company securities

Executive Compensation and Advisory

Resolution (Say-on-Pay) (Item 2)

We highlight below certain information about 2011 compensation decisions for our “continuing named executives”—John G. Stumpf (CEO), Timothy J. Sloan (CFO), David M. Carroll, David A. Hoyt, and Carrie L. Tolstedt. Information about 2011 compensation to two other named executives, Howard I. Atkins, who resigned as CFO in February 2011, and Mark C. Oman, who retired in December 2011, appears under “Item 2—Executive Compensation and Advisory Resolution (Say-on-Pay)” in the proxy statement.

Named Executives’ 2011 Compensation Highlights

Reflecting the HRC’s executive compensation governance actions, 2011 total compensation for the Company’s continuing named executives has these characteristics:

	Fixed/At-Risk %	Annual/Long-Term %	Cash/Equity %
John G. Stumpf	16/84	33/67	29/71
Average for other continuing named executives	19/81	36/64	34/66

Based on application of our compensation principles to the Company’s 2011 results, consideration of the Company’s performance and the individual performance of the named executives, and the other relevant factors as described in the CD&A, the HRC approved the following 2011 compensation actions for the continuing named executives:

Named Executive	Base Salary ($)	Annual Incentive Award ($)	Long-Term Equity Incentive Award ($)	Total 2011 Pay ($)
John G. Stumpf	2,800,000	3,100,000	12,000,000	17,900,000
Timothy J. Sloan	1,500,000	1,400,000	5,500,000	8,400,000
David M. Carroll	1,500,000	1,400,000	5,000,000	7,900,000
David A. Hoyt	2,000,000	1,875,000	6,500,000	10,375,000
Carrie L. Tolstedt	1,700,000	1,400,000	5,500,000	8,600,000

The above table is presented to reflect how the HRC viewed its compensation actions. It is different from the Summary Compensation Table required by the SEC and is not a substitute for the information required by the SEC for the Summary Compensation Table.

Advisory Resolution to Approve the Named Executives’ Compensation (Say-on-Pay)

The Board recommends that stockholders vote FOR the advisory resolution approving the compensation paid to the Company’s named executives. The HRC believes its 2011 compensation decisions were consistent with our compensation principles, they will benefit stockholders for short-term and long-term Company performance, and the compensation paid to the named executives for 2011 was reasonable and appropriate. Although your vote is advisory and not binding on the Company, the Board values our stockholders’ views on executive compensation matters and will consider the outcome of this vote when deliberating future executive compensation decisions for named executives.

Ratify Appointment of Auditors (Item 3)

As a matter of good corporate governance, the Board is asking our stockholders to ratify the appointment of KPMG LLP, as the Company’s independent auditors for our fiscal year ending December 31, 2012.

Stockholder Proposals (Items 4 through 7)

Stockholders are being asked to vote on four stockholder proposals regarding:

•	Adoption of a policy to require an independent chairman
•	Cumulative voting in contested director elections
•	An amendment to our By-Laws to allow stockholders to nominate director candidates for inclusion in our proxy materials
•	An investigation and report on internal controls for mortgage servicing operations

The Board recommends that stockholders vote AGAINST each proposal for the reasons stated under “Stockholder Proposals” in this proxy statement.

v

WELLS FARGO & COMPANY

420 Montgomery Street

San Francisco, California 94104

PROXY STATEMENT

GENERAL INFORMATION

You are invited to attend Wells Fargo’s 2012 annual meeting of stockholders and are entitled and requested to vote on the items of business described in this proxy statement. Please read this proxy statement carefully. You should consider the information contained in this proxy statement when deciding how to vote your shares at the annual meeting. In this proxy statement, we refer to the notice of the 2012 annual meeting of stockholders, this proxy statement, our annual report to stockholders for the fiscal year ended December 31, 2011, and the proxy card or voting instruction form as our “proxy materials.”

In this proxy statement, the “Company,” “Wells Fargo,” “we,” “our,” or “us” all refer to the company named Wells Fargo & Company and its subsidiaries. We use abbreviations and other defined terms in this proxy statement. Please refer to the Glossary of Commonly Used Terms for definitions of the abbreviations and other terms frequently used in this proxy statement.

INFORMATION ABOUT THE PROXY MATERIALS

Why did I receive the proxy materials?

We have made the proxy materials available to you over the internet or, in some cases, mailed you paper copies of these materials because the Board is soliciting your proxy to vote your shares of our common stock at the annual meeting to be held on Tuesday, April 24, 2012 or at any adjournments or postponements of this meeting. The proxy materials were either made available to you over the internet or mailed to you beginning on or about March 15, 2012.

What is a proxy?

The Board is asking you to give us your proxy. Giving us your proxy means that you authorize another person or persons to vote your shares of our common stock at the annual meeting in the manner you direct. The written document you complete to designate someone as your proxy is usually called a “proxy card” or a “voting instruction form” depending on how the ownership of your shares is reflected in our records. If you are the record holder of your shares, a “proxy card” is the document used to designate your proxy to vote your shares. If you hold your shares in street name, a “voting instruction form” is the document used to designate your proxy to vote your shares. If you participate in one of the Company Plans, then you will receive a “voting instruction form and proxy card” to designate your proxy to vote your shares. In this proxy statement, the term “proxy card” means the proxy card, voting instruction form, and the voting instruction form and proxy card unless otherwise indicated.

What is the difference between holding shares as a “record” holder and in “street name”?

• Record Holders	If your shares of common stock are registered directly in your name on our stock records, you are considered the stockholder of record, or the “record” holder of those shares. As the record holder you have the right to vote your shares in person or by proxy at the annual meeting.

• Street Name Holders	If your shares of common stock are held in an account at a brokerage firm, bank, or other similar entity, then you are the beneficial owner of shares held in “street name.” The entity holding your account is considered the record holder for purposes of voting at the annual meeting. As the beneficial owner you have the right to direct this entity on how to vote the shares held in your account. However, as described below, you may not vote these shares in person at the annual meeting unless you obtain a legal proxy from the entity that holds your shares giving you the right to vote the shares at the meeting.

Why did I receive a notice regarding the internet availability of proxy materials instead of paper copies of the proxy materials?

We are using the SEC notice and access rule that allows us to furnish our proxy materials over the internet to our stockholders instead of mailing paper copies of those materials to each stockholder. As a result, beginning on or about March 15, 2012, we sent to most of our stockholders by mail or e-mail a notice containing instructions on how to access our proxy materials over the internet and vote online. This notice is not a proxy card and cannot be used to vote your shares. If you received only a notice, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the notice or on the website referred to on the notice.

We provided some of our stockholders, including stockholders who have previously requested to receive paper copies of the proxy materials and some of our stockholders who are participants in our benefit plans, with paper copies of the proxy materials instead of a notice that the materials are electronically available over the internet. If you received paper copies of the notice or proxy materials, we encourage you to help us save money and reduce the environmental impact of delivering paper proxy materials to stockholders by signing up to receive all of your future proxy materials electronically, as described under “How can I receive my proxy materials electronically in the future?” below.

If you own shares of common stock in more than one account—for example, in a joint account with your spouse and in your individual brokerage account—you may have received more than one notice or more than one set of paper proxy materials. To vote all of your shares by proxy, please follow each of the separate proxy voting instructions that you received for your shares of common stock held in each of your different accounts.

How can I receive my proxy materials electronically in the future?

Although you may request to receive paper copies of the proxy materials, we would prefer to send proxy materials to stockholders electronically. Stockholders who sign up to receive proxy materials electronically will receive an e-mail prior to next year’s annual meeting with links to the proxy materials, which may give them faster delivery of the materials and will help us save printing and mailing costs and conserve natural resources. Your election to receive proxy materials by e-mail will remain in effect until you terminate your election. To receive proxy materials electronically by e-mail in the future, follow the instructions described below or on the notice.

If we sent you paper copies of the proxy materials or the notice of internet availability of the proxy materials by mail and you would like to sign up to receive these materials electronically in the future, please have your proxy card available and register using one of the following choices:

• Record Holders	If you are the record holder of your shares, you may either go to www.ematerials.com/wfc and follow the instructions for requesting meeting materials or call 1-866-697-9377.

• Street Name Holders	If you hold your shares in street name, you may either go to www.proxyvote.com and follow the instructions to enroll for electronic delivery or contact your brokerage firm, bank, or other similar entity that holds your shares.

If you have previously agreed to electronic delivery of our proxy materials, but wish to receive paper copies of these materials for the annual meeting or for future meetings, please follow the instructions on the website referred to on the electronic notice you received.

What is “householding”?

SEC rules allow a single copy of the proxy materials or the notice of internet availability of proxy materials to be delivered to multiple stockholders sharing the same address and last name, or who we reasonably believe are members of the same family and who consent to receive a single copy of these materials in a manner provided by these rules. This practice is referred to as “householding” and can result in significant savings of paper and mailing costs.

Because we are using the SEC’s notice and access rule, we will not household our proxy materials or notices to stockholders of record sharing an address. This means that stockholders of record who share an address will each be mailed a separate notice or paper copy of the proxy materials. However, we understand that certain brokerage firms, banks, or other similar entities holding our common stock for their customers may household proxy materials or notices. Stockholders sharing an address whose shares of our common stock are held by such an entity should contact such entity if they now receive (1) multiple copies of our proxy materials or notices and wish to receive only one copy of these materials per household in the future, or (2) a single copy of our proxy materials or notice and wish to receive separate copies of these materials in the future. Additional copies of our proxy materials are available upon request by contacting:

Wells Fargo & Company

MAC #N9305-173

Wells Fargo Center

90 South 7th Street

Minneapolis, Minnesota 55479

Attention: Corporate Secretary

1-866-697-9377

Who pays the cost of soliciting proxies?

We pay the cost of soliciting proxies. We have retained Phoenix Advisory Partners, LLC to help the Board solicit proxies. We expect to pay $17,500 plus out-of-pocket expenses for its help. Members of the Board and our team members may also solicit proxies for us by mail, telephone, fax, e-mail, or in person. We will not pay our directors or team members any extra amounts for soliciting proxies. We may, upon request, reimburse brokerage firms, banks or similar entities representing street name holders for their expenses in forwarding the notice of internet availability of proxy materials and/or proxy materials to their customers who are street name holders and obtaining their voting instructions.

INFORMATION ABOUT THE ANNUAL MEETING

What will I be voting on at the annual meeting?

This year you will be asked to vote on the following items of business:

•	The election of the 15 director nominees named in this proxy statement (Item 1);

•	An advisory resolution to approve the named executives’ compensation (Item 2);

•	The ratification of KPMG as our independent auditors for 2012 (Item 3); and

•

If properly presented at the meeting, four stockholder proposals regarding: the adoption of a policy to require an independent chairman (Item 4); a request to provide cumulative voting in contested director elections (Item 5); an amendment to our By-Laws to allow stockholders to nominate director candidates for inclusion in our proxy materials (Item 6); and an investigation and report on internal controls for mortgage servicing operations (Item 7).

As far as we know, stockholders will vote at the annual meeting only on the items listed above. However, if any other business properly comes before the meeting, the persons named as proxies for stockholders will vote on those matters in a manner they consider appropriate.

How does the Board recommend I vote?

For the reasons set forth in more detail later in this proxy statement, the Board recommends you vote:

•	FOR all the director nominees named in this proxy statement (Item 1);

•	FOR the advisory resolution to approve the named executives’ compensation (Item 2);

•	FOR the ratification of KPMG as our independent auditors for 2012 (Item 3); and

•	AGAINST each of the stockholder proposals (Items 4 through 7).

Who can vote at the annual meeting?

We are required under Delaware law to establish a record date for the annual meeting so we can determine which stockholders are entitled to notice of, and to vote at the meeting. The Board has determined that the record date for the annual meeting is February 24, 2012. Stockholders who owned shares of our common stock as of the close of business on that date can vote at the meeting. On that date, we had 5,277,638,191 shares of common stock outstanding and entitled to vote. Each share of common stock outstanding on the record date is entitled to one vote on each of the 15 director nominees and one vote on each other item to be voted on at the meeting. There is no cumulative voting.

How do I vote if I don’t attend the annual meeting?

You don’t have to attend the annual meeting to vote. The Board is soliciting proxies so that you can vote before the annual meeting. Even if you currently plan to attend the meeting, we recommend that you vote by proxy before the meeting so that your vote will be counted if you later decide not to attend. If you are the record holder of your shares, there are three ways you can vote by proxy:

• By Internet	You may vote over the internet by going to www.eproxy.com/wfc and following the instructions when prompted. In order to vote, you will need to have the control number that appears on the notice of internet availability of proxy materials or proxy card you received.

• By Telephone	You may vote by telephone by calling 1-800-560-1965 and following the recorded instructions. To vote by telephone, you will also need your control number referred to above.

• By Mail	You may vote by completing, signing, dating, and returning the proxy card you received in the mail, if you received paper copies of the proxy materials.

If your shares are held in street name, you may vote your shares before the meeting over the internet by following the instructions on the notice of internet availability of proxy materials you received or, if you received a voting instruction form from your brokerage firm, bank, or other similar entity, by mail by completing, signing, and returning the form you received. You should check your voting instruction form to see if internet or telephone voting is available to you.

If you received more than one notice of internet availability of proxy materials or proxy card, this means you hold shares of our common stock in more than one account. You must complete, sign, date, and return each proxy card or vote all shares over the internet or by telephone for each of your accounts. If you vote over the internet or by telephone, you should not mail back any proxy card you received.

If you vote using one of the methods described above, you will be designating Patricia A. Callahan, Michael J. Loughlin, and James M. Strother, each of whom is an executive officer, as your proxies to vote your shares as you instruct. If you sign and return your proxy card or vote over the internet or by telephone without giving specific voting instructions, these individuals will vote your shares by following the Board’s recommendations above. If any other business properly comes before the meeting, these individuals will vote on those matters in a manner they consider appropriate.

Can I vote in person at the annual meeting?

Yes. If you are a stockholder of record on the record date, you can vote your shares of common stock in person at the annual meeting. If your shares are held in street name, you may vote your shares in person only if you have a legal proxy from the entity that holds your shares giving you the right to vote the shares. A legal proxy is a written document from your brokerage firm or bank authorizing you to vote the shares it holds for you in its name. If you attend the meeting and vote your shares by ballot, your vote at the meeting will revoke any vote you submitted previously over the internet, by telephone or by mail. Even if you currently plan to attend the meeting, we recommend that you also vote by proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

How do I vote the shares I hold in the Company 401(k) Plan or the Company Stock Purchase Plan?

If you participate in any of the Company Plans, you received a separate voting instruction form and proxy card with your proxy materials for each plan in which you participate. The voting instruction form and proxy card reflects all shares of our common stock you may vote under the particular plan as of the record date. If you participate in any of the Company Plans and you have a Company e-mail address, you received the proxy materials electronically by e-mail. Participants who do not have a Company e-mail address received paper copies of the proxy materials.

Under the terms of the Company 401(k) Plan, the trustee of the plan will vote any shares you hold in the plan, but you have the right to instruct the trustee how to vote these shares. You can instruct the 401(k) Plan trustee how to vote your 401(k) Plan shares by voting over the internet or by telephone by following the instructions on the voting instruction form and proxy card, or by completing, signing, and returning your voting instruction form and proxy card. All of the voting instructions and votes given by participants in the Company 401(k) Plan will be tabulated and the voting results for the Company 401(k) Plan will be provided to the plan trustee. The trustee of the Company 401(k) Plan will determine the ratio of votes for and against and abstentions on each item and will vote all shares held in the plan according to these ratios and the terms of the plan. If you do not instruct the trustee how to vote your 401(k) Plan shares, the trustee will vote them in proportion to the voting instructions the trustee actually receives from all other 401(k) Plan participants in accordance with the terms of the plan.

Under the Company SPP, you can vote all your Company SPP shares directly through the custodian for the Company SPP. You can direct the Company SPP custodian to vote your Company SPP shares by voting over the internet or by telephone by following the instructions on the voting instruction form and proxy card, or by completing, signing, and returning your voting instruction form and proxy card. If you do not provide voting directions for your Company SPP shares, these shares will not be voted.

May I change my vote?

Yes. If you are the record holder of the shares, you may change your vote by:

•

Submitting timely written notice of revocation to our Corporate Secretary, Laurel A. Holschuh, at MAC #N9305-173, Wells Fargo Center, 90 South 7th Street, Minneapolis, Minnesota 55479 prior to the vote at the annual meeting;

•	If you completed and returned a proxy card, submitting a new proxy card with a later date and returning it prior to the vote at the annual meeting;

•	If you voted over the internet or by telephone, voting again over the internet or by telephone by the applicable deadline shown in the table below; or

•	Attending the annual meeting in person and voting your shares by ballot at the meeting.

If your shares are held in street name, you may change your vote by submitting new voting instructions to your brokerage firm, bank, or other similar entity or, if you have obtained a legal proxy from your brokerage firm, bank or other similar entity giving you the right to vote your shares, you may change your vote by attending the meeting and voting in person. If you participate in the Company Plans, you may change your vote by submitting new voting instructions to the trustee or custodian of the plan before the applicable deadline shown below.

What is the deadline for voting?

If You Are:	Voting By:	Your Vote Must Be Received:
A record holder	• Mail	• Prior to the annual meeting
	• Internet or telephone	• By 12 noon, Central time, on April 24, 2012
A street name holder	• Mail	• Prior to the annual meeting
	• Internet or telephone	• By 11:59 p.m., Eastern time, on April 23, 2012
A participant in the Company Plans	• Mail • Internet or telephone	• By April 20, 2012 By 11:59 p.m., Eastern time, on April 22, 2012

Are there any rules regarding admission to the annual meeting?

Yes. You are entitled to attend the annual meeting only if you were, or you hold a valid legal proxy naming you to act for, one of our stockholders on the record date. Before we will admit you to the meeting, we must be able to confirm:

•	Your identity by reviewing a valid form of photo identification, such as a driver’s license; and

•	You were a registered stockholder or held your shares in street name or in one of the Company Plans on the record date by:

➢	verifying your name and stock ownership against our list of registered stockholders; or

➢

reviewing other evidence of your stock ownership, such as your most recent brokerage or bank statement, if you hold your shares in street name, or your most recent plan statement, if you are a participant in one of the Company Plans; or

•	You are validly acting as proxy;

➢	for a registered stockholder as of the record date, by reviewing a written legal proxy to you signed by the registered stockholder; or

➢

for a street name holder as of the record date, by reviewing a written legal proxy from the brokerage firm or bank holding the shares to the street name holder that is assignable, and a written legal proxy to you signed by the street name holder, together with a brokerage or bank statement showing the street name holder’s shares as described above.

If you do not have a valid form of picture identification and proof that you owned, or are legally authorized to act as proxy for someone who owned, shares of our common stock on February 24, 2012, you will not be admitted to the meeting.

At the entrance to the meeting, we will verify that your name appears in our stock records or will inspect your brokerage or bank statement, or your plan statement if you are a participant in one of the Company Plans, as your proof of ownership and any written proxy you present as the representative of a stockholder. We will decide in our sole discretion whether the documentation you present for admission to the meeting meets the requirements described above. If you hold your shares in a joint account, both owners can be admitted to the meeting if proof of joint ownership is provided and you both follow the admission procedures described above. We will not be able to accommodate guests at the annual meeting. The annual meeting will begin at 1:00 p.m., Pacific time. Please allow ample time for the admission procedures described above.

What is a broker non-vote?

The NYSE allows its member-brokers to vote shares held by them for their customers on matters the NYSE determines are routine, even though the brokers have not received voting instructions from their customers. The NYSE currently considers only the proposal to ratify our independent auditors (Item 3) as a routine matter. Your broker, therefore, may vote your shares in its discretion on this routine matter if you do not instruct your broker how to vote. If the NYSE does not consider a matter routine, then your broker is prohibited from voting your shares on the matter unless you have given voting instructions on that matter to your broker. Therefore, your broker will need to return a proxy card without voting on these non-routine matters if you do not give voting instructions with respect to these matters. This is referred to as a “broker non-vote.” The NYSE does not consider the election of directors (Item 1), the advisory resolution to approve the named executives’ compensation (Item 2) or any of the stockholder proposals (Items 4 through 7) to be routine matters, so your broker may not vote on these matters in its discretion. It is important, therefore, that you provide instructions to your broker if your shares are held by a broker so that your vote with respect to these non-routine items is counted.

How many votes must be present to hold the annual meeting?

A quorum must be present before we can conduct any business at the meeting. This means we need the holders of a majority of the outstanding shares of common stock entitled to vote at the meeting as of the record date to be present in person or represented by proxy at the meeting. We urge you to vote promptly by proxy even if you plan to attend the annual meeting so that we will know as soon as possible that enough shares will be present for us to hold the meeting. Solely for purposes of determining whether we have a quorum, we will count:

•	Shares present in person or by proxy and voting;

•	Shares present in person and not voting; and

•	Shares for which we have received proxies but for which stockholders have abstained from voting or that represent broker non-votes.

What vote is required to approve each item?

•

Election of Directors (Item 1).    Under our By-Laws, a nominee for director will be elected to the Board if the votes cast “FOR” the nominee exceed the votes cast “AGAINST” the nominee. As required by our Corporate Governance Guidelines, each nominee for director has tendered an irrevocable resignation that will become effective if he or she fails to receive the required vote for election at the annual meeting and the Board accepts the tendered resignation. For more information on the director resignation provisions in our Corporate Governance Guidelines, see the information under “Director Election Standard” below.

•

Advisory Resolution to Approve the Named Executives’ Compensation (Item 2).     Under our By-Laws, the advisory resolution to approve the named executives’ compensation will be approved if a majority of the shares present in person or by proxy at the annual meeting and entitled to vote on this item vote “FOR” this item.

•

Ratification of KPMG (Item 3).    Under our By-Laws, the ratification of KPMG will be approved if a majority of the shares present in person or by proxy at the annual meeting and entitled to vote on this item vote “FOR” this item.

•	Stockholder Proposals (Items 4 through 7).

➢

The stockholder proposals regarding adoption of a policy to require an independent Chairman (Item 4); cumulative voting in contested director elections (Item 5); and an investigation and report on internal controls for mortgage servicing operations (Item 7) will be approved if a majority of the shares present in person or by proxy at the annual meeting and entitled to vote on each of these stockholder proposals vote “FOR” each item.

➢

The stockholder proposal to amend our By-Laws to allow stockholders to nominate director candidates for inclusion in our proxy materials (Item 6) will be approved only if a majority of the issued and outstanding shares of common stock entitled to vote at the annual meeting vote “FOR” this item.

How are votes counted?

•

Election of Directors (Item 1).     You may vote “FOR” or “AGAINST” each director nominee, or “ABSTAIN” from voting on a director nominee. We will not count abstentions or broker non-votes as either for or against a director, so abstentions and broker non-votes have no effect on the election of a director.

•

Advisory Resolution to Approve the Named Executives’ Compensation (Item 2).     You may vote “FOR” or “AGAINST” this item, or “ABSTAIN” from voting on this item. Abstentions are counted as votes present and entitled to vote at the meeting and will have the same effect as votes against this item. Broker non-votes are not considered to be entitled to vote on this item and, therefore, will have no effect on the voting results of this item.

•

Ratification of KPMG (Item 3).     You may vote “FOR” or “AGAINST” this item, or “ABSTAIN” from voting on this item. Abstentions are counted as votes present and entitled to vote at the meeting and will have the same effect as votes against this item.

•	Stockholder Proposals (Items 4-7):

➢

Adoption of a Policy to Require an Independent Chairman (Item 4); Cumulative Voting in Contested Director Elections (Item 5); and an Investigation and Report on Internal Controls for Mortgage Servicing Operations (Item 7). You may vote “FOR” or “AGAINST” each of these items, or “ABSTAIN” from voting on each of these items. Abstentions are counted as votes present and entitled to vote at the meeting and will have the same effect as votes against each of these items. Broker non-votes are not considered to be entitled to vote on these items at the meeting and, therefore, will have no effect on the voting results for these items.

➢

Amendment to the By-Laws to Allow Stockholders to Nominate Director Candidates for Inclusion in our Proxy Materials (Item 6). You may vote “FOR” or “AGAINST” this item, or “ABSTAIN” from voting on this item. Because approval of this item requires the affirmative vote of a majority of issued and outstanding shares of common stock entitled to vote at the annual meeting, abstentions and broker non-votes will have the same effect as votes against this item.

Is my vote confidential?

Yes. It is our policy that documents identifying your vote are confidential. The vote of any stockholder will not be disclosed to any third party before the final vote count at the annual meeting except:

•	To meet legal requirements;

•	To assert claims for or defend claims against the Company;

•	To allow authorized individuals to count and certify the results of the stockholder vote;

•	If a proxy solicitation in opposition to the Board takes place; or

•	To respond to stockholders who have written comments on proxy cards or who have requested disclosure.

The Inspector of Election and those who count stockholder votes may not be team members of Wells Fargo & Company but may be team members of Wells Fargo Bank who have been instructed to comply with this policy. Third parties unaffiliated with the Company will count the votes of participants in the Company Plans.

OWNERSHIP OF OUR COMMON STOCK

Directors and Executive Officers

To reinforce the long-term perspective of stock-based compensation and emphasize the relationship between the interests of our directors and executive officers with your interests as stockholders, we require our non-employee directors and our executive officers to own shares of our common stock. Our Board has adopted a stock ownership policy that each non-employee director, after five years on the Board, own stock having a value equal to five times the annual cash retainer we pay them. In 2012, the Board strengthened this policy to provide that directors maintain that ownership level until one year after service as a director terminates. Until one year following retirement, we require our executive officers to hold shares equal to at least 50% of the after-tax profit shares (assuming a 50% tax rate) each time they exercise an option or receive shares upon vesting of RSRs. Shares counted toward ownership include shares a non-employee director has deferred pursuant to the Directors Plan and any applicable predecessor director compensation and deferral plans, and shares (or share equivalents) an executive officer holds in the Company 401(k) Plan, Supplemental 401(k) Plan, Deferred Compensation Plan, the Direct Purchase Plan, and shares owned by an executive officer’s spouse. Compliance with these stock ownership requirements is calculated annually and reported to the GNC (for non-employee directors) or to the HRC (for executive officers).

To further strengthen the alignment between stock ownership and your interests as stockholders, our Code of Ethics prohibits all team members, including our executive officers, from engaging in short selling or hedging transactions involving any Company securities, including our common stock. Similarly, our Director Code of Ethics prohibits any member of our Board from engaging in short selling or hedging transactions involving Company securities.

The following table shows how many shares of common stock our current directors and nominees for director, our named executives, and all directors and executive officers as a group owned on February 24, 2012, and the number of shares they had the right to acquire within 60 days of that date, including RSRs that vest within 60 days of that date. This table also shows, as of February 24, 2012, the number of common stock units credited to the accounts of our non-employee directors, named executives, and all directors and executive officers as a group under the terms of the applicable benefit and deferral plans available to them. None of our directors or executive officers, individually or as a group, beneficially own more than 1% of our outstanding common stock.

	Amount and Nature of Ownership(1)
	(a)	(b)		(c)	(d)
Name	Common Stock Owned(2)(3)	Options Exercisable within 60 days of 2/24/12(5)		Common Stock Units(7)(8)	Total(9)
Non-Employee Directors
John D. Baker II	28,934	22,570		36,463	87,967
Elaine L. Chao	150	—		4,108	4,258
John S. Chen	16,314	41,289		10,888	68,491
Lloyd H. Dean	25,055	50,704		10,126	85,885
Susan E. Engel	6,871	75,290		73,671	155,832
Enrique Hernandez, Jr.	7,295	71,504		56,409	135,208
Donald M. James	3,863	23,101		33,597	60,561
Mackey J. McDonald	12,861	22,570		16,485	51,916
Cynthia H. Milligan	48,171	75,290		24,596	148,057
Nicholas G. Moore	2,085	45,602		49,310	96,997
Federico F. Peña	1,275	—		2,839	4,114
Philip J. Quigley	84,758	75,290		121,052	281,100
Judith M. Runstad	53,842	75,290		22,796	151,928
Stephen W. Sanger	2,400	66,792		62,587	131,779
Susan G. Swenson	69,181	72,199		32,841	174,221

Named Executives
Howard I. Atkins*	100,900	3,042,752	(6)	94,583	3,238,235
David M. Carroll	90,749	447,846		—	538,595
David A. Hoyt	531,700	4,766,764		111,283	5,409,747
Mark C. Oman*(4)	640,288	4,176,069		113,580	4,929,937
Timothy J. Sloan	102,794	2,700,330		35,736	2,838,860
John G. Stumpf**	627,953	6,170,194		69,843	6,867,990
Carrie L. Tolstedt	274,929	3,580,948		29,065	3,884,942
All directors and executive officers as a group (29 persons)	3,419,970	31,607,464		1,112,008	36,139,442

*	Mr. Atkins resigned as CFO on February 8, 2011 and retired on August 6, 2011. Mr. Oman retired as of December 1, 2011.

**	Mr. Stumpf also serves as a director.

(1)	Unless otherwise stated in the footnotes below, each of the named individuals and each member of the group has sole voting and investment power for the applicable shares of common stock shown in the table.

(2)	The amounts shown for executive officers include shares of common stock allocated to the account of each executive officer under one or more Company Plans as of February 24, 2012.

(3)	For the following directors, named executives, and for all directors and executive officers as a group, the share amounts shown in column (a) of the table include certain shares over which they may have shared voting and investment power:

•

John D. Baker II, 5,276 shares held in a trust of which he is a co-trustee and a partnership in which he is a managing member; also includes 639 shares held for the benefit of family members as to which he disclaims beneficial ownership;

•	David M. Carroll, 90,121 shares held jointly with spouse;

•	John S. Chen, 4,000 shares held in a trust of which he is a co-trustee;

•	David A. Hoyt, 481,341 shares held in trusts of which he is a co-trustee;

•	Nicholas G. Moore, 1,000 shares held in a trust of which he is a co-trustee;

•	Mark C. Oman, 502,956 shares held jointly with spouse, 8,320 shares held as custodian for his children, and 110,000 shares held in a family limited liability company;

•	Federico F. Peña, 1,275 shares held in a trust;

•	Philip J. Quigley, 84,758 shares held in a trust of which he is a co-trustee;

•	Judith M. Runstad, 40,000 shares held by spouse;

•	Stephen W. Sanger, 2,400 shares held in a trust of which he is a co-trustee;

•	Timothy J. Sloan, 69,093 shares held jointly with spouse;

•	John G. Stumpf, 525,599 shares held in trusts of which he is a co-trustee, and 4,932 shares held by spouse in an IRA account;

•	Carrie L. Tolstedt, 259,619 shares held in a trust of which she is a co-trustee; and

•	All directors and executive officers as a group, 2,409,380 shares.

(4)	Mr. Oman also owns 3,000 shares of 8% Preferred Stock, Series J, held jointly with spouse, which represents less than 1% of the outstanding shares of that series of preferred stock.

(5)	Includes the following number of RSRs that will vest within 60 days of February 24, 2012: Mr. Stumpf—8,275 RSRs; Mr. Sloan—20,029 RSRs; Mr. Carroll—1,799 RSRs; Mr. Hoyt—3,598 RSRs; Ms. Tolstedt—5,014 RSRs; Mr. Oman—1,799 RSRs; and Mr. Atkins—2,519 RSRs; and all executive officers as a group—68,200 RSRs.

(6)	The options shown in column (b) exclude 20,744 options in which Mr. Atkins transferred his economic interest to his former spouse. Mr. Atkins disclaims any beneficial interest in these options and upon exercise of such options, will have no voting or transfer power over any shares acquired upon such exercise.

(7)	For executive officers, includes the following common stock units credited to their accounts as of February 24, 2012 under the terms of the Supplemental 401(k) Plan and/or Deferred Compensation Plan, which amounts will be paid only in shares of common stock:

Name	Supplemental 401(k) Plan	Deferred Compensation Plan
Howard I. Atkins	34,046	60,537
David M. Carroll	—	—
David A. Hoyt	55,577	55,706
Mark C. Oman	113,580	—
Timothy J. Sloan	35,736	—
John G. Stumpf	69,843	—
Carrie L. Tolstedt	29,065	—
All executive officers as a group	436,029	118,211

(8)	For non-employee directors, includes common stock units credited to their accounts pursuant to deferrals made under the terms of the Directors Plan and predecessor director compensation and deferral plans. All of these units, which are credited to individual accounts in each director’s name, will be paid in shares of our common stock except for 48,225 shares in the aggregate, which will be paid in cash.

(9)	Total does not include the following RSRs and/or target number of Performance Shares granted under the Company’s LTICP that were not vested as of February 24, 2012, or expected to vest within 60 days after February 24, 2012. Upon vesting, each RSR and Performance Share will convert to one share of common stock. Performance Share amounts are subject to increase or decrease depending upon the Company’s satisfaction of performance goals. See also the Outstanding Equity Awards at Fiscal Year-End table.

Name	RSRs	Performance Shares
Howard I. Atkins	136,967	399,261
David M. Carroll	40,693	347,956
David A. Hoyt	159,741	646,961
Mark C. Oman	156,143	542,576
Timothy J. Sloan	188,102	178,109
John G. Stumpf	53,783	1,187,125
Carrie L. Tolstedt	113,424	382,750
All executive officers as a group	1,262,153	4,472,285

Principal Stockholders

The following table contains information regarding the only persons and groups we know of that beneficially owned more than 5% of our common stock as of December 31, 2011.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock	Percent of Common Stock Owned
(a)	(b)	(c)

Warren E. Buffett Berkshire Hathaway Inc. 3555 Farnam Street Omaha, Nebraska 68131	410,246,828(1)	7.7%
BlackRock, Inc. 40 East 52nd Street New York, New York 10022	269,519,931(2)	5.1%

(1)	Based on the amended Schedule 13G filed on February 14, 2012 with the SEC by Berkshire Hathaway Inc., a diversified holding company which Mr. Buffett may be deemed to control. Mr. Buffett and Berkshire Hathaway share voting and dispositive power over 408,015,828 reported shares, which include shares beneficially owned by certain subsidiaries of Berkshire Hathaway. Mr. Buffett reports sole voting and dispositive power over 2,231,000 of the shares.

(2)	Based on a Schedule 13G filed on February 9, 2012 with the SEC by BlackRock, Inc. on behalf of itself and certain of its subsidiaries. Each of BlackRock and its subsidiaries has sole voting and dispositive power over all reported shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and related regulations require our directors, executive officers, and anyone holding more than 10% of our common stock to report their initial ownership of our common stock and any changes in that ownership to the SEC and the NYSE. We are required to disclose in this proxy statement the failure to file these reports by any reporting person when due. We assist our directors and executive officers in complying with these requirements. All reporting persons of the Company satisfied these filing requirements during 2011, except as described below. A required Form 4 report was not filed on a timely basis to report the purchase of shares by a third party investment manager on behalf of a trust for Patricia R. Callahan, an executive officer. A required Form 4 report was not filed on a timely basis to report the sale of shares by a third party investment manager on behalf of trusts for John D. Baker II, a director. In each such case, the reports were promptly filed after becoming aware of the transactions and the need to report them.

ITEM 1—ELECTION OF DIRECTORS

Director Nominees for Election

The Board has set 15 directors as the number to be elected at the annual meeting and has nominated the individuals named below. Mackey J. McDonald, a current director, will retire as a director at the annual meeting. All nominees are currently directors of Wells Fargo & Company and, except for Elaine L. Chao and Federico F. Peña, have been previously elected by the stockholders. Ms. Chao and Mr. Peña were elected as directors by the Board effective on July 1, 2011 and November 1, 2011, respectively, and are standing for election by our stockholders for the first time at the annual meeting. The Board has determined that except for John G. Stumpf, each nominee for election as a director at the annual meeting is an independent director as discussed below under “Director Independence.”

The Board recommends you vote FOR each of the nominees set forth below.

Directors are elected to hold office until the next annual meeting and until their successors are elected and qualified. All nominees have told us that they are willing to serve as directors. If any nominee is no longer a candidate for director at the annual meeting, the proxyholders will vote for the rest of the nominees and may vote for a substitute nominee in their discretion. In addition, as described below under “Director Election Standard,” each of the nominees has tendered his or her resignation as a director in accordance with our Corporate Governance Guidelines to be effective if he or she fails to receive the required vote for election to the Board and the Board accepts the tendered resignation.

As described under “Director Nomination Process and Board Diversity” the Board has identified certain minimum qualifications for its directors, including having a demonstrated breadth and depth of management and/or leadership experience, preferably in a senior leadership role, such as chief executive officer, president or partner, in a large or recognized organization or governmental entity. The Board believes that this particular qualification provides our directors with substantial experience relevant to serving as a director of our Company, including in areas such as financial management, risk assessment and management, strategic planning, human resources, management succession planning, business development, community affairs, corporate governance, governmental relations, and business operations. The Board believes that each of our nominees satisfies our director qualification standards and during the course of their business and professional careers as a chief executive officer or other senior leader has acquired extensive executive management experience in these and other areas. In addition, the GNC and the Board believe that each nominee brings to the Board his or her own unique diverse background and particular expertise, knowledge, and experience that provide the Board as a whole with the necessary and appropriate mix of skills, characteristics, and attributes that enable the Board to work together in a professional and collegial atmosphere and that are required for the Board to fulfill its oversight responsibility to the Company’s stockholders.

The following provides information regarding each of the nominees, including their age and the year in which they first became a director of the Company, their business experience for at least the past five years, the names of other publicly-held companies (other than the Company) where they currently serve as a director or served as a director during the past five years, and additional information about the specific experience, qualifications, attributes or skills that led to the Board’s conclusion that such person should serve as a director for the Company.

John D. Baker II, 63 Director since 2009

Business Experience:    Mr. Baker has served as Executive Chairman and a director of Patriot Transportation Holding, Inc., Jacksonville, Florida (motor carrier and real estate company) since October 2010. He served as President and Chief Executive Officer of Patriot from February 2008 until October 2010. He also served as President from May 1989, and Chief Executive Officer from February 1997 of Florida Rock Industries, Inc., Jacksonville, Florida (construction materials) until November 2007.

Other Public Company Directorships:    Patriot Transportation Holding, Inc., Progress Energy Inc., and Texas Industries, Inc.; and a former director of Florida Rock Industries, Inc., Vulcan Materials Company, and Wachovia Corporation

Additional Information:     As the CEO or chairman of two public companies during the past 15 years, including recently with a company involved in real estate activities, Mr. Baker brings leadership and executive management experience to the Board. As a former board member of Wachovia, Mr. Baker has extensive knowledge and experience regarding Wachovia’s businesses, and his deep knowledge of Florida’s economy and business climate provides unique insight into the Florida banking market, which is one of the Company’s largest markets. Mr. Baker has extensive financial management expertise that he gained as a CEO or chairman of several public and private companies, and as a past or current member of the audit committees of two other public companies and a current member of the Company’s Audit and Examination and Credit Committees. Mr. Baker has a law degree from the University of Florida School of Law, and his experience as a lawyer and member of the board of a large public utility company also contributes important risk management and regulatory oversight skills to the Board.

Elaine L. Chao, 58 Director since 2011

Business Experience:    Ms. Chao served as the 24th U.S. Secretary of Labor from January 2001 until January 2009. She has been a Distinguished Fellow at the Heritage Foundation, Washington, D.C. (educational and research organization) since January 2009 and from August 1996 until January 2001. She was President and Chief Executive Officer of United Way of America from November 1992 until August 1996. Ms. Chao’s previous government experience also includes serving as Director of the Peace Corps from December 1991 until November 1992 and Deputy Secretary of the U.S. Department of Transportation from April 1989 until December 1991.

Other Public Company Directorships:    Dole Food Company, Inc. and Protective Life Corporation

Additional Information:     As the first Asian Pacific American woman in U.S. history to be appointed to a President’s cabinet and a leader of large high-profile organizations operating in complex regulatory and public policy environments, Ms. Chao has extensive leadership, executive management, and governmental experience, which provide the Board with important expertise as it oversees the Company’s interaction with a wide variety of outside groups in a rapidly changing external environment. Ms. Chao’s skills in building constructive working relationships with diverse stakeholders also provide useful insight for the Company in various social responsibility and community affairs areas as it strives to enhance its relationships in the communities where it does business. Her experience as Secretary of Labor provides the Board with a valuable perspective on workforce issues important for the Company and its over 264,000 team members, and her previous work at two large financial services companies contribute relevant industry experience to the Board. As a current and former board member of a number of prominent public companies, including as the current chair of the governance committee of Dole Food Company, she also brings additional corporate governance experience to the Board. Ms. Chao has a Master of Business Administration from Harvard Business School.

John S. Chen, 56 Director since 2006

Business Experience:    Mr. Chen has served as Chairman and Chief Executive Officer of Sybase, Inc., Dublin, California (computer software) since July 2010. Sybase is a wholly-owned subsidiary of SAP AG, Walldorf, Germany. Mr. Chen also served as Chairman, Chief Executive Officer, President, and as a director of Sybase from November 1998 until July 2010 when Sybase was acquired by SAP AG.

Other Public Company Directorships:    The Walt Disney Company; and a former director of Sybase, Inc.

Additional Information:     Mr. Chen has leadership and executive management experience as the current CEO of Sybase, one of three highly successful technology companies that he has led during his business career. Mr. Chen also served as president of the Open Enterprise Computing Division of Siemens Nixdorf, and president and chief operating officer of Pyramid Technology Corporation. Mr. Chen’s experience and perspective on information technology and software matters are particularly important to the Company, which utilizes numerous complex information technology applications and systems and frequently is involved in system integrations, including its recent integration of Wachovia. Mr. Chen also brings to the Board finance experience and, as a result of his work with Sybase and several public sector organizations, an important focus on international relations and business and community affairs. His experience serving on the board of a large well-known entertainment company also provides valuable insight into the importance of developing and maintaining an internationally recognized brand, since the Company’s brand and reputation are recognized as one of the most valuable in the financial services business. Mr. Chen holds a Master of Science from California Institute of Technology.

Lloyd H. Dean, 61 Director since 2005

Business Experience:     Mr. Dean has served as President, Chief Executive Officer, and a director of Dignity Health (formerly named Catholic Healthcare West), San Francisco, California (health care) since April 2000.

Other Public Company Directorships:    Cytori Therapeutics, Inc.

Additional Information:    As the president and CEO of Dignity Health, a large multi-state healthcare organization that is the fifth largest health system in the nation, and as a former executive vice president and chief operating officer of Advocate Health Care and officer of The Upjohn Company, Mr. Dean brings over 20 years of leadership, executive management, and business strategy experience to the Board. Similar to the Company, Dignity Health is subject to significant regulatory oversight, which provides Mr. Dean with additional insight in analyzing and advising on complex regulatory issues affecting the Company. The Board also benefits from Mr. Dean’s substantial finance, systems operations, service quality, and community affairs expertise, which he gained as a result of his responsibilities with Dignity Health, and from his extensive banking and related financial management expertise acquired as a former member of the Company’s Audit and Examination Committee and as a current member of the Credit Committee. Mr. Dean’s current service as the non-executive chairman of Cytori Therapeutics provides an additional corporate governance perspective to the Board. Mr. Dean holds a Master’s Degree in Education from Western Michigan University and also is a graduate of Pennsylvania State University’s Executive Management Program.

Susan E. Engel, 65 Director since 1998

Business Experience:    Ms. Engel serves as Chief Executive Officer of Portero, Inc., New York, New York (an online retailer of luxury pre-owned and vintage personal accessories) since July 2009. She served as Chairwoman, Chief Executive Officer, and a director of Lenox Group Inc., Eden Prairie, Minnesota (a tabletop, collectibles and giftware marketer, manufacturer and wholesaler) from November 1996 until she retired in January 2007.

Other Public Company Directorships:    SUPERVALU INC; and a former director of Lenox Group, Inc.

Additional Information: Ms. Engel has extensive executive management, leadership, and sales and marketing experience, which she has acquired as the CEO of several public and private companies over the past 20 years. In addition to her current executive position with Portero and her previous leadership positions with Lenox Group, Ms. Engel served as the president and chief executive officer of Champion Products, Inc., the athletic apparel division of Sara Lee Corporation for approximately three years and was a consultant with Booz Allen Hamilton, a large management consulting firm, for over 14 years. She has served on several public and private boards, and provides entrepreneurial, retail, and online sales experience to the Board, which is important to our many consumer businesses. Ms. Engel has extensive knowledge and experience regarding the Company’s businesses, which she gained as a result of over 13 years of service on the Company’s Board, including as a director of the former Norwest, and she has been a member of the Company’s Credit and Finance Committees for the past 13 years and its Human Resources Committee for over 10 years. Ms. Engel has a Master of Business Administration from Harvard Business School.

Enrique Hernandez, Jr., 56 Director since 2003

Business Experience:    Mr. Hernandez has served as Chairman, President, Chief Executive Officer, and a director of Inter-Con Security Systems, Inc., Pasadena, California (security services) since 1986.

Other Public Company Directorships:    Chevron Corporation, McDonald’s Corporation, and Nordstrom, Inc. (Chairman of the Board); and a former director of Tribune Company

Additional Information:    Mr. Hernandez brings leadership and executive management experience to the Board as the chairman, president and CEO of Inter-Con Security Systems, Inc., a global security services provider, and as the non-executive chairman of the board of Nordstrom, Inc., a large publicly traded retail company. The Board benefits from the valuable corporate governance and board leadership experience and expertise that Mr. Hernandez has acquired, including as chairman of Nordstrom, particularly in areas such as business strategy, risk assessment and succession planning. Mr. Hernandez also has extensive experience in the banking and financial services industry, as well as banking and related financial management expertise as a former member of the boards and audit committees of two other large financial institutions, Great Western Financial Corporation from 1993 to 1997 and Washington Mutual, Inc. from 1997 to 2002. Mr. Hernandez has served as chair of the audit committees of Nordstrom and McDonald’s, currently serves on the Company’s Audit and Examination Committee, and chairs the Finance Committee and Risk Committee, all of which have further enhanced his finance experience and contributions to the Board. Mr. Hernandez has a law degree from Harvard Law School and practiced as a litigation attorney for four years with a large law firm in California, which provides him with additional insight on risk management and litigation issues relevant to the Company’s operations.

Donald M. James, 63 Director since 2009

Business Experience:    Mr. James has served as Chairman, Chief Executive Officer, and a director of Vulcan Materials Company, Birmingham, Alabama (construction materials) since May 1997.

Other Public Company Directorships:    Vulcan Materials Company and Southern Company; and a former director of Wachovia Corporation

Additional Information:    As a former board member of Wachovia, South Trust Corporation (which was acquired by Wachovia), and Protective Life Corporation, Mr. James has substantial knowledge and experience in the banking and financial services industry and has extensive knowledge and experience regarding Wachovia’s businesses. Mr. James also has leadership and executive management experience as the chairman and CEO of Vulcan Materials Company where he also served in various senior management positions since 1992, including as president and chief operating officer. Before joining Vulcan, Mr. James practiced law as a partner in a large law firm in Alabama and was chairman of the firm’s litigation practice group, which also provides him with additional perspective in dealing with complex legal, regulatory, and risk matters affecting the Company. Mr. James’ service as the presiding director of the Southern Company, a large public utility company, also brings important corporate governance, regulatory oversight, succession planning, and business strategy experience to the Board. Mr. James holds a Master of Business Administration from the University of Alabama and a law degree from the University of Virginia.

Cynthia H. Milligan, 65 Director since 1992

Business Experience:    Ms. Milligan served as Dean of the College of Business Administration at the University of Nebraska-Lincoln, Lincoln, Nebraska (higher education) from June 1998 to May 2009, when she was named Dean Emeritus of the College of Business Administration.

Other Public Company Directorships:    Calvert Funds and Raven Industries, Inc.

Additional Information:    Ms. Milligan has extensive experience in the financial services industry, including as a bank regulator and lawyer, which provides valuable insight to the Board on banking, regulatory, and risk assessment and management issues. Ms. Milligan served as the Director of Banking and Finance for the State of Nebraska from 1987 until 1991, responsible for supervising several hundred banks and other financial institutions, and she also served as a Director, Omaha Branch, of the Kansas City Federal Reserve for approximately six years. In addition, she was president of her own consulting firm for financial institutions for approximately seven years and acquired significant banking and related financial management expertise in this role, as well as during her service as a bank regulator and as Dean of the College of Business Administration for the University of Nebraska-Lincoln. She has substantial knowledge and experience about the Company’s businesses and has served on many of the Board’s committees, including its Audit and Examination Committee for over 17 years and currently as chair of the Credit Committee and member of the Risk Committee. Ms. Milligan has a law degree from George Washington University National Law Center and was a senior partner at a law firm in Nebraska, as well as an Adjunct Professor of Law in taxation at Georgetown University Law Center and in banking at the University of Nebraska College of Law.

Nicholas G. Moore, 70 Director since 2006

Business Experience:    Mr. Moore served as Global Chairman of PricewaterhouseCoopers, New York, New York (accounting and auditing firm) from June 1998 until he retired in June 2001, and as Chief Executive Officer of the U.S. firm until June 2000. He also served as Chairman and Chief Executive Officer of Coopers & Lybrand LLP from 1994 until 1998, when it merged with Price Waterhouse LLP.

Other Public Company Directorships:    Gilead Sciences, Inc. and NetApp, Inc.

Additional Information:    Mr. Moore brings extensive accounting and financial reporting expertise to the Board as the former global chairman of PricewaterhouseCoopers and the chairman and CEO of its predecessor, Coopers & Lybrand. Mr. Moore has been the chair of the audit committee of several public and private companies, and currently serves as the chair of the Company’s Audit and Examination Committee. Mr. Moore’s background with PricewaterhouseCoopers and Coopers & Lybrand, as well as his service with other audit committees and as chair of the Company’s Audit and Examination Committee, has provided him with substantial financial and risk management experience and expertise. As a former chairman and CEO of two large accounting firms, Mr. Moore also has extensive leadership and executive management experience and skills, and his service as a board member of several other public and private companies, including at Bechtel Group, Inc., a large private engineering and construction company, and as lead director of NetApp, Inc. provide the Board with additional perspective on management oversight, board leadership, and corporate governance matters. Mr. Moore is an inactive member of the American Institute of CPAs and the New York and California Society of CPAs. He also holds a law degree from Hastings College of Law, University of California at Berkeley.

Federico F. Peña, 65 Director since 2011

Business Experience:    Mr. Peña has served as a Senior Advisor of Vestar Capital Partners, Denver, Colorado (private equity firm) since January 2009 and previously served as a Managing Director of Vestar from January 2000 to January 2009. He served as the U.S. Secretary of Energy from March 1997 until June 1998 and as the U.S. Secretary of Transportation from January 1993 until February 1997.

Other Public Company Directorships:    Sonic Corp.

Additional Information:    As the former U.S. Secretary of Energy and U.S. Secretary of Transportation, as well as Mayor of the City and County of Denver, Colorado for eight years and member of the Colorado House of Representatives for four years, Mr. Peña brings substantial leadership, executive management, regulatory, public policy, and community affairs expertise to the Board, which provide invaluable insight as the Company operates in the rapidly changing regulatory, political, and social environment for financial services companies. Mr. Peña’s service with Vestar, including his work analyzing complex financial transactions and advising senior management teams, as well as his experience founding and leading his own investment management firm, contribute important financial management, investment, business strategy, and entrepreneurial skills to the Board, which are useful in its oversight of the Company’s capital markets and investment advisory businesses. He holds a law degree from the University of Texas, which enhances his understanding of legal and regulatory issues affecting the Company.

Philip J. Quigley, 69 Director since 1994

Business Experience:    Mr. Quigley served as Chairman, President, and Chief Executive Officer of Pacific Telesis Group, San Francisco, California (telecommunications) from April 1994 until he retired in December 1997.

Other Public Company Directorships:    Nuance Communications, Inc.

Additional Information:    Mr. Quigley has extensive leadership and executive management experience, which he acquired over a 30-year career in the telecommunications industry, including during that time as chairman, president and CEO of Pacific Telesis Group, as president and CEO of Pacific Bell, chief operating officer of PacTel Corporation, and CEO of PacTel Personal Communications. Mr. Quigley’s experience at Pacific Telesis and Pacific Bell included mergers and acquisitions, and also provided him with extensive financial management and information technology experience. Mr. Quigley has been a director of the Company since 1994 and has been a member and/or chair of several Board committees, including the Company’s Audit and Examination Committee, which he chaired for over 11 years. He served as the Board’s Lead Director and chair of the Governance and Nominating Committee for the past three years, and his leadership experience and knowledge regarding corporate governance matters and the Company, as well as his deep understanding of the business climate in California and San Francisco, where the Company is headquartered and has significant operations, provide valuable insight to the Board.

Judith M. Runstad, 67 Director since 1998

Business Experience:    Ms. Runstad is a former partner of, and has been of counsel since January 1997 to the law firm of Foster Pepper PLLC, Seattle, Washington. She is a former Chairwoman of the Board of the Federal Reserve Bank of San Francisco.

Other Public Company Directorships:    Potlatch Corporation; and a former director of SAFECO Corporation

Additional Information:    As a former director and Chairwoman of the Board of the Federal Reserve Bank of San Francisco, as well as a former director and Chairwoman of the Federal Reserve’s Seattle branch, Ms. Runstad has substantial banking and finance experience, as well as strong leadership and corporate governance skills. She has been practicing law in the areas of real estate development and land use and environmental law for over 37 years with a large law firm, and her legal background and experience provide her with additional insight in dealing with complex legal, regulatory, and risk matters affecting the Company, as well as real estate-related issues. Ms. Runstad serves as a member of the board of Wright Runstad & Company, a privately held commercial real estate developer/owner. Ms. Runstad has a broad understanding of the Company’s businesses, which she has acquired during the past 13 years as a director, and she has been a member of the Company’s Finance Committee for over 12 years and was a past member of the Company’s Audit and Examination Committee for eight years. Ms. Runstad’s participation in a variety of civic activities in the Northwest, where the Company has significant business operations, also contributes important community affairs experience to the Board. Ms. Runstad received her law degree from the University of Washington.

Stephen W. Sanger, 65 Director since 2003

Business Experience:    Mr. Sanger served as Chairman of General Mills, Inc., Minneapolis, Minnesota (packaged food producer and distributor) from May 1995, and as a director since 1992, until he retired in May 2008. He also served as Chief Executive Officer of General Mills from May 1995 to September 2007.

Other Public Company Directorships:    Pfizer Inc. and Target Corporation; and a former director of General Mills, Inc.

Additional Information:    Mr. Sanger brings leadership, executive management, and sales and marketing experience to the Board, as well as valuable experience in corporate strategy and mergers and acquisitions. Mr. Sanger joined General Mills in 1974 and held various management positions at General Mills before becoming chairman and CEO in 1995. Mr. Sanger led General Mills through the complex acquisition and integration of Pillsbury, which doubled the size of General Mills and provided him with experience relevant to the

Company and its integration of Wachovia’s businesses, and his extensive experience gained from leading a company responsible for developing and marketing some of the world’s best known consumer brands is beneficial to the Company and the Board. He has served on the audit, compensation, and governance committees of several large public companies, including the audit and governance committees of Pfizer and the compensation and governance committees of Target, where he enhanced his human resources and corporate governance skills. His service on the Company’s Human Resources Committee for over eight years, including five years during which he served as the chair of the committee, and as a member of the Company’s Governance and Nominating Committee for the past two years, provides valuable experience for his current role as Lead Director and chair of the Governance and Nominating Committee. Mr. Sanger holds a Master of Business Administration from the University of Michigan.

John G. Stumpf, 58 Director since 2006

Business Experience:    Mr. Stumpf has served as our Chairman since December 2009, Chief Executive Officer since June 2007, and as our President since August 2005. He also served as our Chief Operating Officer from August 2005 to June 2007, and as Group Executive Vice President, Community Banking from July 2002 to August 2005.

Other Public Company Directorships:    Chevron Corporation and Target Corporation

Additional Information:    Mr. Stumpf has been employed with the Company for over 30 years in a variety of management and senior management positions and he brings to the Board tremendous experience and knowledge regarding the financial services industry and the Company’s businesses, as well as a complete understanding of the Company’s vision and strategy. Mr. Stumpf joined the former Norwest in 1982 and held a number of senior management positions with the former Norwest, including regional president of its Colorado/Arizona operations and its Texas operations, and he led the former Norwest’s acquisition of over 30 Texas banks. Following the former Norwest’s merger with the former Wells Fargo in 1998, Mr. Stumpf served as head of the Company’s southwestern and western banking groups, led the integration of the Company’s acquisition of First Security Corporation, and served as Group EVP of Community Banking. As CEO, he led the acquisition and integration of Wachovia, the largest banking merger and integration in U.S. history. Mr. Stumpf has extensive leadership experience, and his service on the board of directors for The Clearing House and the Financial Services Roundtable provides additional insight to the Board on key issues facing the Company and the financial services industry. He has a Master of Business Administration from the University of Minnesota.

Susan G. Swenson, 63 Director since 1994

Business Experience:    Ms. Swenson served as President and Chief Executive Officer of Sage Software-North America, the North American operations of The Sage Group PLC located in the United Kingdom (business management software and services supplier) from March 2008 until March 2011. Ms. Swenson held positions as the Chief Operating Officer of Atrinsic, Inc. (formerly known as New Motion, Inc.) from August 2007 to March 2008, Amp’d Mobile, Inc. from October 2006 to July 2007, and T-Mobile USA from February 2004 to October 2005, and as President and Chief Operating Officer and a director of Leap Wireless International, Inc. from July 1999 to January 2004.

Other Public Company Directorships:    Harmonic Inc. and Spirent Communications plc, and a former director of Eltek Ltd.

Additional Information:    Ms. Swenson brings extensive leadership, executive management, and information technology experience to the Board, as well as substantial knowledge and experience regarding the Company, which she acquired during her 17 years as a director. Ms. Swenson has over 30 years experience in the telecommunications industry, including as the CEO or COO of several public and private companies. Ms. Swenson’s experience and management responsibilities during this time included information technology, engineering, software research and development, marketing and sales, business operations and customer care and loyalty, each of which is important to the Company, particularly in its retail, online, and mobile banking businesses. She has served on several public and private boards, including as chair of the audit committee for Palm, Inc. from 1999 to 2004. She has extensive banking and related financial management expertise, and has been a member of the Company’s Audit and Examination Committee since 1996.

Board and Committee Meetings; Annual Meeting Attendance

Directors are expected to attend all Board meetings and meetings of committees on which they serve. Directors are also expected to attend each annual stockholders meeting. In 2011, 13 of the 14 nominees for director attended the Company’s annual stockholders meeting.

The Board held thirteen meetings during 2011. Director attendance at meetings of the Board and its committees averaged 98% during 2011. Each director attended at least 75% of the total number of 2011 meetings of the Board and committees on which he or she served. The Board met in executive session without management present during five of its 2011 meetings. During 2011, Philip J. Quigley, who served as Lead Director in 2011, chaired each of the executive sessions of the Board. In January 2012, Stephen W. Sanger, the Board’s current Lead Director, began presiding at the executive sessions of the non-management and independent directors as part of his duties as Lead Director. For more information on the duties of the Lead Director, see “Board Leadership Structure and Lead Director” below.

Committees of the Board

The Board has established seven standing committees: Audit and Examination, Corporate Responsibility, Credit, Finance, Governance and Nominating, Human Resources, and Risk. The

Board’s committees act on behalf of the Board and report on their activities to the entire Board. The Board appoints the members and chair of each committee based on the recommendation of the Governance and Nominating Committee.

The following table provides membership information for each of the Board’s standing committees as of the date of this proxy statement.

Name	Audit and Examination Committee	Corporate Responsibility Committee	Credit Committee	Finance Committee	Governance and Nominating Committee	Human Resources Committee	Risk Committee
John D. Baker II	✓	✓	✓
Elaine L. Chao		✓		✓
John S. Chen						✓
Lloyd H. Dean		✓	✓			✓*	✓
Susan E. Engel			✓	✓		✓
Enrique Hernandez, Jr.	✓	✓		✓*			✓*
Donald M. James				✓		✓
Mackey J. McDonald					✓	✓
Cynthia H. Milligan		✓	✓*		✓		✓
Nicholas G. Moore	✓*		✓				✓
Federico F. Peña	✓
Philip J. Quigley	✓		✓		✓
Judith M. Runstad		✓*	✓	✓			✓
Stephen W. Sanger					✓*	✓	✓
Susan G. Swenson	✓				✓

*	Committee Chair

The Board has adopted a charter for each committee that addresses its purpose, authority, and responsibilities and contains other provisions relating to, among other matters, membership and meetings. In its discretion each committee may form and delegate all or a portion of its authority to subcommittees of one or more of its members. As required by its charter, each committee periodically reviews and assesses its charter’s adequacy and reviews its performance, and also is responsible for overseeing reputation risk related to the responsibilities described in its charter. Committees may recommend charter amendments at any time, and the Board must approve any recommended charter amendments. Stockholders and other interested persons may view a copy of each committee’s charter on our website at https://www.wellsfargo.com/about/corporate/corporate_governance.

Audit and Examination Committee

Purpose and Responsibilities.    The Audit and Examination Committee (AEC), among other things:

•

Assists the Board in fulfilling its responsibilities to oversee the integrity of our financial statements and the adequacy and reliability of disclosures to our stockholders, including policies and management activities related to accounting and financial reporting, internal controls, auditing, operational risk, legal and regulatory compliance;

•

Selects and evaluates our outside auditors, including the qualifications and independence of the outside auditors, approves all audit engagement fees and terms and all non-audit engagements of the outside auditors, and oversees the performance of our internal auditors;

•

Prepares the AEC report included in our annual proxy statement in accordance with SEC rules, and recommends to the Board whether to include the audited financial statements in our Annual Report on Form 10-K;

•	Reviews regulatory examination reports and other communications from regulators; and

•	Performs the audit committee and fiduciary audit committee functions on behalf of our bank subsidiaries in accordance with federal banking regulations.

Membership and Meetings.    Under its charter, the AEC must have a minimum of three members. No AEC member may serve on the audit committee of more than two other public companies. Each member of the AEC is independent, as independence for audit committee members is defined by NYSE and SEC rules, as discussed below under “Director Independence.” The Board has determined, in its business judgment, that each current member of the AEC (John D. Baker II, Enrique Hernandez, Jr., Nicholas G. Moore, Federico F. Peña, Philip J. Quigley, and Susan G. Swenson) is financially literate as required by NYSE rules, and that each member qualifies as an “audit committee financial expert” as defined by SEC regulations.

The AEC holds at least seven regular meetings a year, and may call special meetings. In 2011, the AEC met nine times. As permitted by its charter, the AEC has delegated pre-approval authority for audit and permissible non-audit services to each of three designated AEC members for time-sensitive engagements. See also “Item 3—Appointment of Independent Auditors—Audit and Examination Committee Pre-Approval Policies and Procedures” and “—Audit and Examination Committee Report.”

Corporate Responsibility Committee

Purpose and Responsibilities.    The Corporate Responsibility Committee (CRC), among other things:

•

Oversees the Company’s policies, programs, and strategies regarding social responsibility matters of significance to the Company and the public at large, including the Company’s community development and reinvestment activities and performance, fair and responsible lending, government relations, support of charitable organizations, and policies and programs related to the environment and human rights;

•	Monitors the Company’s reputation and relationships with external stakeholders (including customers) regarding significant social responsibility matters; and

•	Advises the Board and management on strategies that affect the Company’s role and reputation as a socially responsible organization.

Membership and Meetings.    Under its charter, the CRC must have a minimum of three members. The CRC holds at least three regular meetings a year, and may call special meetings. In 2011, the CRC met four times.

Credit Committee

Purpose and Responsibilities. The Credit Committee, among other things:

•	Monitors and reviews the performance and quality of, and the trends affecting our credit portfolio;

•	Oversees the effectiveness and administration of credit-related policies;

•	Reviews the adequacy of the allowance for credit losses; and

•	Reviews and approves credit-related activities that are required by law or regulation to be approved by the Board.

Membership and Meetings.    Under its charter, the Credit Committee must have a minimum of three members. The Credit Committee holds at least three regular meetings a year, and may call special meetings. In 2011, the Credit Committee met four times.

Finance Committee

Purpose and Responsibilities.    The Finance Committee, among other things:

•	Oversees the administration and effectiveness of financial risk management policies and processes used to assess and manage market risk, interest rate risk, liquidity risk and investment risk;

•

Oversees the administration and effectiveness of the Company’s capital management policy, including reviewing and approving our capital plan, capital adequacy assessment and forecasting processes, and compliance with regulatory capital guidance; and

•	Reviews financial strategies and performance, and recommends to the Board the declaration of common stock dividends and securities issuances.

Membership and Meetings.    Under its charter, the Finance Committee must have a minimum of three members. The Finance Committee holds at least three regular meetings a year, and may call special meetings. In 2011, the Finance Committee met four times.

Governance and Nominating Committee

Purpose and Responsibilities. The Governance and Nominating Committee (GNC), among other things:

•	Assists the Board by identifying individuals qualified to become Board members and recommends to the Board nominees for director and committee membership;

•	Annually reviews and assesses the adequacy of our Corporate Governance Guidelines and recommends any changes to the Board;

•	Oversees an annual review of the Board’s performance;

•	Recommends to the Board a determination of each non-employee director’s “independence” under applicable rules and guidelines;

•	Reviews director compensation and recommends any changes for approval by the Board; and

•

Oversees the Company’s engagement with stockholders and other interested parties concerning governance matters and works with the Board’s other committees regarding such engagement on matters subject to the oversight of such other committees.

Information about the GNC’s process and procedures for establishing director compensation appears below under “Director Compensation.”

Membership and Meetings.    Under its charter, the GNC must have a minimum of three members. Each member of the GNC is independent, as independence is defined by NYSE rules, as discussed below under “Director Independence.” The GNC holds at least two regular meetings a year, and may call special meetings. In 2011, the GNC met three times.

Human Resources Committee

Purpose and Responsibilities.    The Human Resources Committee (HRC), among other things:

•

Discharges the Board’s responsibilities relating to the Company’s overall compensation strategy and the compensation of our executive officers, including reviewing and monitoring risk-balancing and implementation and effectiveness of risk management methodologies relating to incentive compensation plans and programs for senior executives and employees in positions to expose the Company to material risk;

•	Reviews and approves benefit and compensation plans and arrangements applicable to executive officers of the Company;

•

Reviews, evaluates and approves goals and objectives for CEO compensation and the CEO’s performance and compensation in light of the achievement of these goals, as well as compensation, including annual base salaries, incentive opportunities, equity awards and other benefits, for our other executive officers;

•	Prepares the Compensation Committee Report on our CD&A for inclusion in our annual proxy statement;

•	Oversees talent management and results of succession planning and diversity initiatives; and

•	Oversees actions taken by the Company regarding stockholder approval of executive compensation matters, including advisory votes on executive compensation.

The HRC’s process and procedures for establishing compensation for named executives is discussed in the CD&A below.

Membership and Meetings.    Under its charter, the HRC must have a minimum of three members. All HRC members must meet the definition of a “non-employee director” under Rule 16b-3 of the Exchange Act and be an independent director under NYSE rules. The Board has determined that each current HRC member is independent under these rules, as discussed below under “Director Independence.” The HRC holds at least three regular meetings a year, and may call special meetings. In 2011, the HRC met five times.

Risk Committee

Purpose and Responsibilities.    The Risk Committee, among other things:

•

Oversees the Company’s enterprise-wide risk management framework, including the strategies, policies, procedures, and systems, established by management to identify, assess, measure, and manage the major risks facing the Company, which may include an overview of the Company’s credit risk, operational risk, compliance risk, interest rate risk, liquidity risk, investment risk, funding risk, market risk, reputation risk, and emerging and other risks, as well as management’s capital management, planning and assessment processes;

•

Reviews and discusses management’s assessment of the Company’s aggregate enterprise-wide risk profile, and recommends to the Board the articulation and establishment of the Company’s overall risk tolerance and risk appetite; and

•	Assists the Board and its other committees that oversee specific risk-related issues and serves as a resource to management by overseeing risk across the entire Company and across all risk types.

Membership and Meetings.    Under its charter, the Risk Committee must have a minimum of three members. Each member of the Risk Committee is independent, as independence is defined by NYSE rules, as discussed below under “Director Independence.” The Risk Committee holds at least three regular meetings a year, and may call special meetings. In 2011, the Risk Committee met four times.

HRC and GNC Use of Compensation Consultant

The HRC and GNC, similar to other Board committees, are authorized to obtain advice and assistance from legal, accounting, or other advisors at our expense without prior permission of management or the Board. The HRC and GNC use a consultant to assist in the evaluation of executive compensation and non-employee director compensation, respectively. Under its charter, the HRC has sole authority to retain and terminate any consultant to be used to assist in the evaluation of executive compensation, replace the consultant or hire additional consultants at any time, and approve the consultant’s fees and other retention terms. The HRC and GNC charters may be viewed on our website at https://www.wellsfargo.com/about/corporate/corporate_governance.

The HRC and GNC have hired Cook & Co., a nationally recognized executive compensation consulting firm, to provide independent advice on matters related to executive and non-employee director compensation. Unlike many other executive compensation consulting firms that provide a diverse array of compensation, benefits and human resources-related consulting services, the business of Cook & Co. is limited to providing independent executive compensation consulting services to its clients. It does not provide any other management or human resources-related services. It is 100% owned by its senior consultants and has no outside equity or reciprocal financial relationships.

The HRC’s and GNC’s agreement with Cook & Co. provides that Cook & Co. works directly on behalf of the HRC and GNC, as the case may be, and prohibits Cook & Co. from performing other services for the Company without the prior consent of the Chair of the HRC or GNC. To ensure the independence of any consultant retained by the HRC, the HRC charter requires the HRC to pre-approve all services performed by any executive compensation consultant used by the HRC other than services performed for the GNC relating to non-employee director compensation.

Cook & Co. compiles compensation data for the financial services companies the HRC considers our Labor Market Peer Group from time to time, and reviews with the HRC the Company’s executive compensation programs generally and in comparison to those of the Labor Market Peer Group. Cook & Co. also advises the HRC on the reasonableness of compensation levels in comparison with those of the Labor Market Peer Group, and on the appropriateness of the compensation program structure in supporting the Company’s business objectives. Cook & Co. provides services to the GNC with respect to non-employee director compensation similar to those it provides to the HRC with respect to executive compensation. The HRC annually reviews the services performed by and the fees paid to Cook & Co. The total amount of fees the Company paid Cook & Co. in 2011 was $163,199, which included the fees paid for services provided as the independent compensation consultant to the HRC and GNC, reimbursement of Cook & Co.’s reasonable travel and business expenses, and a fee of less than $5,000 for a survey of long-term incentives which is used for benchmarking for other positions throughout the Company.

Compensation Committee Interlocks and Insider Participation

John S. Chen, Susan E. Engel, Donald M. James, Mackey J. McDonald, and Stephen W. Sanger served as members of the HRC in 2011. Richard D. McCormick also served on the HRC prior to his retirement as a director in May 2011. During 2011, no member of the HRC was an employee, officer, or former officer of the Company. None of our executive officers served in 2011 on the board of directors or compensation committee (or other committee serving an equivalent function) of any entity that had an executive officer serving as a member of our Board or the HRC. As described under “Related Person Transactions,” all HRC members had banking or financial services transactions in the ordinary course of business with our banking and other subsidiaries.

Other Matters Relating to Directors

Susan E. Engel, one of our directors, served as chairwoman and chief executive officer of Lenox Group Inc., a tabletop, giftware and collectibles company, from November 1996 until she retired in January 2007. In November 2008 Lenox Group filed a voluntary petition for relief under Chapter 11 in the U.S. Bankruptcy Court for the Southern District of New York. Susan G. Swenson, one of our directors, served as a director and as president and chief operating officer of Leap Wireless International, Inc., a wireless communications provider, from July 1999 to January 2004. In April 2003 Leap Wireless filed a voluntary petition for relief under Chapter 11 in the U.S. Bankruptcy Court for the Southern District of California, and in August 2004 Leap Wireless completed its financial restructuring and emerged from Chapter 11. She also served as chief operating officer of Amp’d Mobile, Inc., a mobile technology provider, from October 2006 until July 2007. In June 2007 Amp’d Mobile filed a voluntary petition for relief under Chapter 11 in the U.S. Bankruptcy Court for the District of Delaware, and in July 2007 Amp’d Mobile ceased operations and thereafter sold its assets.

Director Compensation

The table below provides information on 2011 compensation for our non-employee directors. Mr. Stumpf is an employee director and does not receive separate compensation for his Board service. Information on Mr. Stumpf’s 2011 compensation is included under “Item 2—Executive Compensation and Advisory Resolution (Say-on-Pay).” The Company reimburses directors for expenses incurred in their Board service, including the cost of attending Board and committee meetings. Additional information on director compensation follows the table.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings	All Other Compen- sation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
John D. Baker II	151,000	140,025	—	—	—	—	291,025
Elaine L. Chao	49,500	116,675	—	—	—	—	166,175
John S. Chen	111,000	140,025	—	—	—	—	251,025
Lloyd H. Dean	166,000	140,025	—	—	—	—	306,025
Susan E. Engel	143,000	140,025	18,117	—	—	—	301,142
Enrique Hernandez, Jr.	166,000	140,025	—	—	—	—	306,025
Donald M. James	119,000	140,025	—	—	—	—	259,025
Richard D. McCormick(4)	55,250	—	—	—	—	—	55,250
Mackey J. McDonald	115,000	140,025	—	—	—	—	255,025
Cynthia H. Milligan	199,000	140,025	18,303	—	—	—	357,328
Nicholas G. Moore	163,000	140,025	—	—	—	—	303,025
Federico F. Peña	18,500	70,000	—	—	—	—	88,500
Philip J. Quigley	188,000	140,025	18,117	—	—	—	346,142
Judith M. Runstad	143,000	140,025	18,303	—	—	—	301,328
Stephen W. Sanger	148,000	140,025	—	—	—	—	288,025
Susan G. Swenson	125,000	140,025	—	—	—	—	265,025

(1)	Includes fees earned in 2011 but paid in 2012 and fees earned in 2011 but deferred at the election of the director. See “Cash Compensation” and “Deferral Program” below for more information.

(2)	We granted 4,745 shares of our common stock to each non-employee director elected at the 2011 annual meeting of stockholders on May 3, 2011, 4,071 shares of our common stock to Ms. Chao upon her election to the Board on July 1, 2011, and 2,826 shares of our common stock to Mr. Peña upon his election to the Board on November 1, 2011. The grant date fair value of each award is based on the number of shares granted and the NYSE closing price of our common stock on the grant date. See “Equity Compensation” below for more information.

(3)

Reflects the grant date fair value of “reload” options to purchase our common stock automatically granted to Mses. Engel, Milligan and Runstad and Mr. Quigley upon exercise in April 2011 of options granted to them prior to September 28, 2004 that included the reload feature, as follows: Ms. Engel—reload option to purchase 5,457 shares at an exercise price per share of $28.83; Ms. Milligan—reload option to purchase 5,513 shares at an exercise price per share of $28.54;

Mr. Quigley—reload option to purchase 5,457 shares at an exercise price per share of $28.83; and Ms Runstad—reload option to purchase 5,513 shares at an exercise price per share of $28.54. The grant date fair value of each reload option is based on a fair value of $3.32 per option share using a Black-Scholes valuation model reflecting the following key assumptions: an expected option term of 0.95 years, expected stock price volatility of 30.63%, a projected annual dividend rate of $0.48 and a risk-free interest rate of 0.24%. For more information about the valuation model used to calculate the grant date fair value of stock options, refer to “Note 19 (Common Stock and Stock Plans)” to our 2011 financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the SEC. See “Equity Compensation” below for more information about reload option grants to non-employee directors.

The table below shows for each non-employee director, the aggregate number of shares of our common stock underlying unexercised options at December 31, 2011. All options were fully exercisable at December 31, 2011.

Name	Number of Securities Underlying Unexercised Options
John D. Baker II	22,570
Elaine L. Chao	—
John S. Chen	41,289
Lloyd H. Dean	50,704
Susan E. Engel	75,290
Enrique Hernandez, Jr.	71,504
Donald M. James	23,101
Mackey J. McDonald	22,570
Cynthia H. Milligan	75,290
Nicholas G. Moore	45,602
Federico F. Peña	—
Philip J. Quigley	75,290
Judith M. Runstad	75,290
Stephen W. Sanger	66,792
Susan G. Swenson	72,199

(4)	Mr. McCormick retired as a director effective at the 2011 annual meeting of stockholders.

Cash Compensation.    The following table shows the components of cash compensation paid to non-employee directors in 2011. Directors who joined the Board during the year received a prorated annual cash retainer.

Component	Amount ($)
Annual Cash Retainer	75,000
Annual Lead Director Fee	30,000
Annual AEC Chair Fee	30,000
Annual Corporate Responsibility Committee Chair Fee	25,000
Annual Credit Committee Chair Fee	25,000
Annual Finance Committee Chair Fee	25,000
Annual GNC Chair Fee	25,000
Annual HRC Chair Fee	25,000
Annual Risk Committee Chair Fee	25,000
Regular or Special Board or Committee Meeting Fee	2,000

Equity Compensation.    For 2011, each non-employee director elected to the Board at the Company’s annual meeting of stockholders received on that date an award of Company common stock having a value of $140,000, rounded up to the nearest whole share. Each non-employee director who joined the Board as of any other date received, as of such other date, an award of Company common stock having a value of $140,000 prorated to reflect the number of months (rounded up to the next whole month) until the 2012 annual meeting of stockholders, rounded up to the nearest whole share. Effective January 1, 2012, the value of the annual stock award was increased to $150,000.

The Company ceased granting options to non-employee directors effective January 1, 2011. Directors who exercise options granted before September 28, 2004 by delivering shares of previously owned common stock or shares purchased in the open market will receive a reload option to purchase the same number of whole shares of common stock, at the NYSE closing price per share of our common stock on the date the reload option is granted, as were delivered to pay the option exercise price. A reload option is exercisable immediately through the remaining term of the original option. No reload stock options will be granted with respect to an option granted on or after September 28, 2004.

Deferral Program.    A non-employee director may defer all or part of his or her cash compensation and stock awards. Cash compensation may be deferred into either an interest-bearing account or common stock units with dividends reinvested. The interest rate paid in 2011 on interest-bearing accounts was 3.22%. Stock awards may be deferred only into common stock units with dividends reinvested. Deferred amounts are paid either in a lump sum or installments as elected by the director.

Stock Ownership Policy.    The Board has adopted a director stock ownership policy that each non-employee director, within five years after joining the Board, own shares of our common stock having a value equal to five times the annual cash retainer, and maintain at least that ownership level while a member of the Board and for one year after service as a director ends. Each director who has been on the Board for five years or more exceeded this ownership level as of December 31, 2011, and each director who has served less than five years is on track to meet this ownership level.

CORPORATE GOVERNANCE

The Board is committed to sound and effective corporate governance principles and practices. The Board has adopted Corporate Governance Guidelines to provide the framework for the governance of the Board and the Company. These Guidelines set forth, among other matters, Board membership criteria, director retirement and resignation policies, our Director Independence Standards, information about the committees of the Board, and information about other policies and procedures of the Board, including management succession planning, the Board’s leadership structure and the responsibilities of the Lead Director.

The Board has also adopted a Director Code of Ethics, which states our policy and standards for ethical conduct by our directors and our expectation that directors will act in a manner that serves the best interests of the Company. We have also had in effect for over 100 years a code of ethics for all team members, and we expect all of our team members to adhere to the highest possible standards of ethics and business conduct with other team members, customers, stockholders, and the communities we serve and to comply with all applicable laws, rules, and regulations that govern our businesses.

Stockholders and other interested persons may view our Corporate Governance Guidelines and our Codes of Ethics on our website at https://www.wellsfargo.com/about/corporate/corporate_governance.

Director Election Standard

Our By-Laws provide that directors will be elected using a majority vote standard in an uncontested director election (i.e., an election where the only nominees are those recommended by the Board, such as at this meeting). Under this standard, a nominee for director will be elected to the Board if the votes cast for the nominee exceed the votes cast against the nominee. However, directors will be elected by a plurality of the votes cast in a contested election.

Our Corporate Governance Guidelines provide that the Board will nominate for election and appoint to fill Board vacancies only those candidates who have tendered or agreed to tender an advance, irrevocable resignation that would become effective upon their failure to receive the required vote for election and Board acceptance of the tendered resignation. Each director nominee named in this proxy statement has tendered an irrevocable resignation as a director in accordance with our Corporate Governance Guidelines, which resignation will become effective if he or she fails to receive the required vote for election at the annual meeting and the Board accepts his or her resignation.

Our Corporate Governance Guidelines also provide that the GNC will consider the tendered resignation of a director who fails to receive the required number of votes for election, as well as any other offer to resign that is conditioned upon Board acceptance, and recommend to the Board whether or not to accept such resignation. The GNC, in deciding what action to recommend, and the Board, in deciding what action to take, may consider any factors they deem relevant. The director whose resignation is under consideration will abstain from participating in any decision of the GNC or the Board regarding such resignation. If the Board does not accept the resignation, the director will continue to serve until his or her successor is elected and qualified. The Board will publicly disclose its decision on the resignation within 90 days after certification of the voting results.

Director Independence

Our Corporate Governance Guidelines provide that a significant majority of the directors on the Board, and all members of the AEC, GNC, HRC, and Risk Committee must be independent under applicable independence standards. Each year the Board affirmatively determines the independence of each director and each nominee for election as a director. Under NYSE rules, in order for a director to be considered independent, the Board must determine that the director has no direct or indirect material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). To assist the Board in making its independence determinations, the Board adopted the Director Independence Standards appended to our Corporate Governance Guidelines, which are available on our website at https://www.wellsfargo.com/about/corporate/corporate_governance. These Director Independence Standards, which are described below, consist of the NYSE’s “bright line” standards of independence and the Board’s categorical standards of independence.

Based on the Director Independence Standards and the NYSE rules, including applicable SEC rules, the Board considered information in January 2012 regarding banking and financial services, commercial, charitable, familial, and other relationships between each director, his or her respective immediate family members, and/or certain entities affiliated with such directors and immediate family members, on the one hand, and the Company, on the other, to determine the director’s independence from management of the Company. After reviewing the information presented to it and considering the recommendation of the GNC, the Board determined that, except for John G. Stumpf, who is a Wells Fargo employee, all current directors and director nominees (John D. Baker II, Elaine L. Chao, John S. Chen, Lloyd H. Dean, Susan E. Engel, Enrique Hernandez, Jr., Donald M. James, Mackey J. McDonald, Cynthia H. Milligan, Nicholas G. Moore, Federico F. Peña, Philip J. Quigley, Judith M. Runstad, Stephen W. Sanger, and Susan G. Swenson) are independent under the Director Independence Standards and NYSE rules, including applicable SEC rules. The Board determined, therefore, that 14 of the Board’s 15 director nominees are independent. Richard D. McCormick, a former director, was an independent director prior to his retirement from the Board in May 2011.

Generally, under the NYSE “bright line” standards of independence and our Director Independence Standards, a director is not independent if the director:

•	Is, or has been within the past three years, an employee of the Company or if an immediate family member is, or has been within the past three years, an executive officer of the Company;

•

Received more than $120,000 in direct compensation from the Company other than director’s fees and pension and other forms of deferred compensation for prior service, or an immediate family member received more than $120,000 in direct compensation from the Company other than compensation for service as a non-executive employee, during any 12-month period within the past three years;

•

Is a current partner or employee of the Company’s internal or external auditor, or an immediate family member is a current partner of the Company’s internal or external auditor or is a current employee of such firm who personally works on the Company’s audit;

•	Was, or an immediate family member was, within the past three years a partner or employee of the Company’s internal or external auditor who personally worked on the Company’s audit during that time;

•

Is, or an immediate family member is, or either has been, within the last three years, employed as an executive officer of another company which had one of our present executive officers serving at the same time on the compensation committee of its board of directors; or

•

Is a current employee, or an immediate family member is a current executive officer of another company that has made payments to or received payments from the Company for property or services in an amount which, in any of the last three fiscal years, exceeded the greater of $1 million or 2% of the other company’s consolidated gross revenues.

Under the Board-adopted categorical standards of independence, the Board has considered and determined that the following types of relationships between a director, his or her immediate family members and/or certain entities affiliated with a director and his or her immediate family members, on the one hand, and the Company, on the other, are not material relationships for purposes of determining whether a director is independent:

•

A relationship or transaction involving any banking or financial services the Company offers to its customers, if such relationship or transaction is in the ordinary course of business, is on substantially the same terms as those prevailing for comparable transactions with persons not affiliated with the Company, complies with applicable banking laws, and, to the extent applicable, if such relationship or transaction is with an entity where the director is an employee or an immediate family member is an executive officer, the payments to, or payments received from, the Company for such banking or financial services are, in any fiscal year, less than the greater of $1 million or 2% of such other entity’s consolidated gross revenues;

•

A business relationship or transaction involving property or non-financial services, if such relationship or transaction is in the ordinary course of business, is on substantially the same terms as those prevailing for comparable transactions with persons not affiliated with the Company, and the payments to, or payments received from, the Company for such property or non-financial services are, in any fiscal year, less than the greater of $1 million or 2% of such other entity’s consolidated gross revenues;

•

A relationship or transaction with an entity that is providing legal services for the Company, if neither the director nor the immediate family member performs the services to the Company and such relationship or transaction is otherwise immaterial under the Board’s categorical standards;

•

Contributions made by the Company or a Company-sponsored charitable foundation to a tax-exempt organization where a director or an immediate family member of the director is employed as an executive officer, or where a director serves as chairman of the board, if the contributions in any fiscal year, excluding the Company’s matching funds, are less than the greater of $1 million or 2% of the tax-exempt organization’s consolidated gross revenues;

•

Employment by the Company of an immediate family member if the family member was not or is not one of our executive officers, does not reside in the same home as the director, and we provide compensation and benefits to the person in accordance with our employment and compensation practices applicable to employees holding comparable positions; and

•

Any other relationship or transaction between the Company and an entity where a director or an immediate family member serves solely as a non-management board member, a member of a trade or other similar association, an advisor or a member of an advisory board, a trustee, a limited partner, an honorary board member or trustee, or in any other similar capacity with such entity, or where an immediate family member is employed by such entity in a non-executive officer position. In addition, any relationship or transaction not covered by the categorical standards is presumed immaterial as long as it was entered into in the ordinary course of business of the parties and on substantially the same terms as those prevailing for comparable transactions with non-affiliated persons or the amount involved does not exceed $10,000.

In connection with making its independence determinations, in addition to those relationships with some of our directors described under “Related Person Transactions,” the Board considered under the Director Independence Standards the following relationships and transactions in which the Board determined that neither the director nor, to the extent applicable, his or her immediate family member had a direct or indirect material interest:

•

The Company’s banking and other subsidiaries had ordinary course banking and financial services relationships in 2011 with all of our directors, as well as some of their immediate family members and/or certain entities affiliated with such directors and their immediate family members, all of which were on substantially the same terms as those available at the time for comparable transactions with persons not affiliated with the Company and complied with applicable banking laws;

•

Mr. Peña, prior to his election as a Company director, served as a member of one of our bank’s advisory boards, which boards consist of members of the bank’s local community, and in each of 2011, 2010, and 2009 he received fees for attending advisory board meetings of less than $2,000;

•

A family member of Mr. Moore (the spouse of a sibling) is providing data analytical services for Wells Fargo Home Mortgage through the family member’s employment with a third-party placement firm that entered into a contract with the Company to provide the family member’s services for up to a 12-month period (the family member does not receive any direct compensation from the Company);

•

Mr. McDonald’s son-in-law was employed with the Company’s external auditor until May 2011 as a staff member in the firm’s valuation practice. The family member was not a partner of the firm and did not personally perform any audit or other services for the Company during the time he worked at our external auditor;

•

Mr. Chen is a chief executive officer of a computer software company, and the Company purchased software and other related products and services from this company and/or its affiliates in the ordinary course of business in 2011;

•

Ms. Runstad is a retired partner of, and is of counsel with, a law firm that provided legal services to the Company on one matter in the ordinary course of business in 2011, although Ms. Runstad was not involved in providing such services; and

•

The Company or a Company-sponsored charitable foundation made charitable contributions in 2011 to tax-exempt organizations where Mr. Dean is employed as an executive officer, and where Mr. Baker and Mr. McDonald serve as a board or trustee chair, which involved contributions to each of such organizations of $100,000 or significantly less than that amount.

The Board determined that each of the foregoing relationships, as well as those relationships with some of our directors described under “Related Person Transactions,” satisfied the NYSE “bright line” independence standards and was immaterial under the Board’s Director Independence Standards, including the categorical standards of independence.

Board Leadership Structure and Lead Director

As noted in the Corporate Governance Guidelines, the Board does not have a fixed policy regarding the separation of the offices of Chairman and Chief Executive Officer and believes that it should maintain the flexibility to select the Chairman and its Board leadership structure, from time to time, based on the criteria that it deems to be in the best interests of the Company and its stockholders. At this time, the offices of the Chairman of the Board and the Chief Executive Officer are combined, with Mr. Stumpf serving as Chairman and CEO. The Board believes that combining the Chairman and CEO positions is the right corporate governance structure for the Company at this time because it most effectively utilizes Mr. Stumpf’s extensive experience and knowledge regarding the Company and provides for the most efficient leadership of our Board and Company. The Company is a large, complex financial institution and Mr. Stumpf, with over 30 years of experience at Wells Fargo, including over five years as President, has the knowledge, expertise, and experience to understand and clearly articulate to the Board the opportunities and risks facing the Company, as well as the leadership and management skills to promote and execute the Company’s values and strategy. The Board believes that Mr. Stumpf, rather than an outside director, is in the best position, as Chairman and CEO, to lead Board discussions regarding the Company’s business and strategy and to help the Board respond quickly and effectively to the many business, market, and regulatory reform challenges affecting the Company and the rapidly changing financial services industry. Mr. Stumpf’s service as Chairman also provides clarity of leadership for the Company and more effectively allows the Company to present its vision and strategy in a unified voice.

Although the Board believes that it is more effective to have one person serve as the Company’s Chairman and CEO at this time, it also recognizes the importance of strong independent leadership on the Board. Accordingly, in addition to maintaining a significant majority of independent directors (14 of the 15 director nominees are independent under NYSE rules and the Director Independence Standards) and independent Board committees, since 2009 the Board has appointed a Lead Director who performs the duties and responsibilities described below. Our Corporate Governance Guidelines provide that each year a majority of the independent directors will appoint a Lead Director, and effective January 1, 2012, the independent directors appointed Stephen W. Sanger as Lead Director, succeeding Philip J. Quigley who served as the Board’s Lead Director since 2009. The duties and responsibilities of the Lead Director are described in the Corporate Governance Guidelines and include the following:

•	Following consultation with the Chairman and CEO and other directors, approving Board meeting agendas and schedules, assuring that there is sufficient time for discussion of all agenda items;

•

Calling special meetings or executive sessions of the Board and calling and presiding at executive sessions or meetings of non-management or independent directors and, as appropriate, providing feedback to the Chairman and CEO and otherwise serving as a liaison between the independent directors and the Chairman;

•	Working with committee chairs to ensure coordinated coverage of Board responsibilities;

•

Facilitating communication between the Board and senior management, including advising the Chairman and CEO of the Board’s informational needs and approving the types and forms of information sent to the Board;

•	Serving as an additional point of contact for Board members and stockholders and being available for consultation and direct communication with major stockholders;

•	Acting as a “sounding board” and advisor to the Chairman and CEO;

•	Contributing to the performance review of the Chairman and CEO; and

•	Staying informed about the strategy and performance of the Company and reinforcing that expectation for all Board members.

The Board believes that its Lead Director structure including the duties and responsibilities described above provides the same independent leadership, oversight, and benefits for the Company and the Board that would be provided by an independent Chairman. Mr. Sanger is actively engaged as Lead Director and works closely with the Chairman and CEO on Board matters. Mr. Sanger frequently interacts with Mr. Stumpf and other members of management to provide his perspective on important issues facing the Company, as well as discusses Board agenda items and priorities. In addition to the GNC, which he chairs, and the HRC, which he previously chaired and currently serves as a member, Mr. Sanger typically attends the meetings of the Board’s other committees and also frequently communicates with the chairs of those committees and with the other independent directors both inside and outside of the Board’s normal meeting schedule to discuss Board and Company issues as they arise. In 2010, Mr. Quigley, as Lead Director, initiated the Company’s investor outreach program and in each of the last two years Mr. Quigley, and in 2011 Mr. Sanger participated in meetings with many of the Company’s largest stockholders to discuss corporate governance, executive compensation, and other related issues important to our stockholders. The Board believes that these and the other activities of the Lead Director serve to enhance the independent leadership of the Board and complement Mr. Stumpf’s separate role as Chairman and CEO.

The Board’s Role in Risk Oversight

The Board performs its risk oversight function primarily through its seven standing committees, including its Risk Committee, all of which report to the whole Board and are comprised solely of independent directors. In addition, the whole Board periodically receives reports and information about the Company’s enterprise risk management activities directly from management, including the Company’s Chief Risk Officer.

As described under “Committees of the Board,” each of the Board’s committees is responsible for oversight of specific risks as outlined in each of their charters. For example, the Credit Committee’s risk oversight responsibilities include oversight of the annual credit quality plan and lending policies, credit trends, the allowance for credit loss policy, and high risk portfolios and concentrations. The risk oversight responsibilities of the Finance Committee include oversight of market, interest rate, and liquidity and funding risks, as well as equity exposure and fixed income investments. In addition to overseeing matters relating to the Company’s internal controls over financial reporting and financial statements, as well as risk assessment and management policies, the AEC’s risk oversight responsibilities include legal and regulatory compliance risk, operational risks covered by certain corporate risk management programs, and the Company’s operational risk profile. The HRC oversees risks relating to compensation practices, and the CRC and GNC also oversee various specific risks, including, in the case of the CRC, risks associated with social responsibility issues and, in the case of the GNC, risks relating to compliance with corporate governance matters. Each of these committees also is responsible for overseeing reputation risk related to its specific responsibilities and duties set forth in its charter.

The Risk Committee provides oversight of the Company’s overall enterprise-wide risk management framework. The Risk Committee does not duplicate the risk oversight efforts of the Board’s other committees, but rather helps ensure end-to-end ownership of oversight of all risk issues in one Board committee and enhances the Board’s and management’s understanding of the Company’s aggregate enterprise-wide risk profile. The Risk Committee assists the Board and its other committees that oversee the specific risk-related issues described above by, among other things, overseeing risk across the entire Company and across all risk types and by reviewing and approving the articulation and establishment of the Company’s overall risk tolerance and risk appetite. To facilitate discussion and communication about enterprise-wide risk matters and avoid unnecessary duplication, the Risk Committee’s members consist of the chairs of each of the Board’s other committees, and all of these directors are members of more than one committee, which also helps foster cross-committee communication regarding risk issues. In addition, the Lead Director, who is a member of the Risk Committee, works with the other committee chairs to ensure coordinated coverage of Board responsibilities and frequently communicates with Board members, including the Chairman and CEO, regarding risk and other matters.

The Board and each Board committee and its chair work closely with management in overseeing risk, and each Board committee receives reports and information regarding risk issues directly from management and, in some cases, management committees. These include the Company’s Operating Committee, which consists of the Company’s senior executives who report to the Chairman and CEO and who meet weekly to, among other things, discuss strategic, operational and risk issues at the enterprise level, and the Enterprise Risk Management Committee, which is chaired by the Company’s chief operational risk officer and includes other senior executives responsible for managing risk across the Company. Management’s corporate risk organization is headed by the Company’s Chief Risk Officer who, among other things, oversees the Company’s operational, market and credit risks. The Chief Risk Officer works closely with the Board’s Risk and Credit Committees, as well as with the Chief Credit Officer, and, along with other members of management, frequently provides reports to these and other Board committees and updates the committee chairs and other Board members on risk issues outside of regular committee meetings, as appropriate. The full Board receives reports at each of its meetings from the committee chairs about committee activities, including risk oversight matters, and receives a quarterly report from the Enterprise Risk Management Committee regarding current or emerging risk issues.

The Board believes that its Board leadership structure has the effect of enhancing the Board’s risk oversight function because of the Lead Director’s and Chairman’s direct involvement in risk oversight matters and their strong efforts to promote open communication regarding risk issues among Board members and the Board’s committees. The Board also believes that Mr. Stumpf’s knowledge of the Company’s businesses and risks significantly contributes to the Board’s understanding and appreciation of risk issues.

Risk Management and Compensation Practices

The HRC has oversight responsibilities for the Company’s incentive compensation practices, including reviewing and monitoring risk-balancing and implementation and effectiveness of risk management methodologies relating to incentive compensation plans and programs for senior executives and employees whose activities, individually or as a group, may expose the Company to material risk (“Covered Employees” as such term is defined in the Federal Reserve’s regulatory initiative on incentive compensation paid by bank holding companies). Many of the compensation risk management policies that apply to the Company’s named executives discussed in the CD&A (see “Compensation Program Governance—Risk Management”) and other senior executives apply equally to the Covered Employees, including:

•	an emphasis on overall Company performance in compensation decisions;

•	incentives that balance individual short-term performance goals with the long-term strength and stability of the Company, including longer performance periods and/or performance-based deferrals;

•	robust compliance, internal control, disclosure review, and reporting programs;

•

compensation recoupment or clawback policies that require executive officers to forfeit previously awarded compensation if the payments were based on materially inaccurate financial statements or other performance measures that are later proven to be materially inaccurate or the achievement of which were due to fraud or other misconduct;

•	our Code of Ethics prohibition on, and right to discipline employees for manipulating business goals or any form of gaming to enhance incentive compensation;

•	a prohibition on derivative and hedging transactions in Company stock; and

•

stock ownership policy under which all executive officers are required to retain 50% of their after-tax profit shares acquired upon exercise of options or vesting of stock awards for a period of one year following retirement, and all other employees are expected to retain that number of shares while employed by the Company.

In addition, the HRC has expanded the use of long-term Performance Share awards to a broader group of management and has added for 2012 an additional risk-balancing performance measure to reduce the awards in the event of poor absolute financial performance. The HRC has reaffirmed the policy of deferring a portion of annual incentive compensation for the Company’s highest earners in the form of long-term awards whose vesting terms take into account longer risk-emergence periods, and has overseen the implementation of standard performance objectives for the Company’s control function staff to further prevent or discourage excessive risk-taking.

The HRC-chartered Incentive Compensation Steering Committee, which is comprised of the Company’s senior risk and compliance executives, continues to oversee implementation of the Company’s Incentive Compensation Risk Management Program which is the key tenet of the “Action Plan” developed in response to the Federal Reserve’s regulatory initiative on incentive compensation. The Action Plan calls for a 2+ year implementation process, and the Company is currently on track to meet its implementation schedule. The HRC has reviewed the Company’s progress with respect to the Action Plan, including the outcome of an enterprise-wide risk assessment of business line and corporate staff incentive compensation plans, which assessment was designed and implemented through the Incentive Compensation Risk Management Program. The HRC will continue to monitor the progress of the Action Plan to ensure the Company timely conforms to the Federal Reserve’s regulatory initiative.

In light of the policies and actions outlined or referred to above, the Company and the Board have not identified any risks arising from the Company’s compensation policies and practices for named executives and Covered Employees that are reasonably likely to have a material adverse effect on the Company.

Communications with Directors

Stockholders and other interested parties who wish to communicate with the Board, including the Lead Director or the non-management or independent directors as a group, may send either (i) an email to BoardCommunications@wellsfargo.com or (ii) a letter to Wells Fargo & Company, P.O. Box 63750, San Francisco, CA 94163. Additional information regarding communication with our directors and the Board’s process for reviewing communications sent to the Board or its members is provided on our website at https://www.wellsfargo.com/about/corporate/corporate_governance.

Director Nomination Process and Board Diversity

The GNC is responsible for managing the director nomination process, which includes identifying, evaluating, and recommending for nomination candidates for election as new directors and incumbent directors. The goal of the GNC’s nominating process is to assist the Board in attracting and retaining competent individuals with the requisite management, financial, and other expertise who will act as directors in the best interests of the Company and its stockholders. The GNC regularly reviews the composition of the Board in light of its understanding of the backgrounds, industry, professional experience, personal qualities and attributes, and various geographic and demographic communities represented by current members. The GNC also reviews Board self-evaluations and information with respect to the business and professional expertise represented by current directors in order to identify any specific skills desirable for future Board members. It also monitors the expected service dates of Board members and administers the director retirement policy which provides for the retirement of a director who has a significant change in their principal occupation or professional responsibilities or who reaches age 70, unless the Board determines that the director continues to be involved in activities, positions or relationships which are compatible with continued service on the Board or, for a director who reaches age 70, due to special or unique circumstances, it is in the best interests of the Company and its stockholders that the director continue to serve on the Board. The Board has determined, based on the recommendations of the GNC, that of those current nominees affected by the retirement policy, all of them continue to be involved in activities, positions, or relationships compatible with continued service on the Board, and, in the case of Mr. Moore who has reached age 70, his continued service on the Board is in the best interests of the Company and its stockholders because of, among other reasons, his financial reporting expertise and service as chair of the AEC.

The GNC identifies potential candidates for first-time nomination as a director primarily through recommendations it receives from our current Board members, our Chairman and CEO, and our contacts in the communities we serve. The GNC also has the authority to conduct a formal search using an outside search firm selected and engaged by the GNC to identify potential candidates. In 2011, Ms. Chao and Mr. Peña were identified and recommended to the GNC by such a third-party search firm. The search firm identified and presented information regarding a number of potential director candidates for review by the GNC and the Board. When the GNC has identified a potential new director nominee, it obtains publicly available information on the background of the potential nominee to make an initial assessment of the candidate in light of the following factors:

•	Whether the individual meets the Board-approved minimum qualifications for director nominees described below;

•	Whether there are any apparent conflicts of interest in the individual’s serving on our Board; and

•	Whether the individual would be considered independent under our Director Independence Standards, which are described above under “Director Independence.”

The Board requires that all nominees for service as a director have the following minimum qualifications:

•

A demonstrated breadth and depth of management and/or leadership experience, preferably in a senior leadership role (e.g., chief executive officer, managing partner, president) in a large or recognized organization or governmental entity;

•	Financial literacy or other professional or business experience relevant to an understanding of our businesses; and

•	A demonstrated ability to think and act independently, as well as the ability to work constructively in a collegial environment.

Candidates also must be individuals of the highest character and integrity. The GNC determines, in its sole discretion after considering all factors it considers appropriate, whether a potential nominee meets these minimum qualifications and also considers the composition of the entire Board in view of the above qualifications and the other factors described below. If a candidate passes this initial review, the GNC arranges an introductory meeting with the candidate and our Chairman and CEO, and the GNC Chair and/or other directors to determine the candidate’s interest in serving on our Board. If the candidate is interested in serving on our Board, members of the GNC, together with several members of the Board, our CEO, and, if appropriate, other key executives of the Company, then conduct an interview with the candidate. If the Board and the candidate are both still interested in proceeding, the candidate provides us additional information for use in determining whether the candidate satisfies the applicable requirements of our Corporate Governance Guidelines, Director Code of Ethics, and any other rule, regulation, or policy applicable to members of the Board and its committees and for making any required disclosures in our proxy statement. Assuming a satisfactory conclusion to the process outlined above, the GNC then presents the candidate’s name for approval by the Board or for nomination for approval by the stockholders at the next stockholders meeting, as applicable.

Although the GNC does not have a separate policy specifically governing diversity, as described in the Corporate Governance Guidelines the GNC will consider, in identifying first-time candidates or nominees for director, or in evaluating individuals recommended by stockholders, the current composition of the Board in light of the diverse communities and geographies we serve and the interplay of the candidate’s or nominee’s experience, education, skills, background, gender, race, ethnicity and other qualities and attributes with those of the other Board members. The GNC incorporates this broad view of diversity into its director nomination process by taking into account all of the above factors when evaluating and recommending director nominees to serve on the Board to ensure that the Board’s composition as a whole appropriately reflects the current and anticipated needs of the Board and the Company. In implementing its practice of considering diversity, the GNC may place more emphasis on attracting or retaining director nominees with certain specific skills or experience, such as industry, regulatory, public policy or financial expertise, depending on the circumstances and the composition of the Board at the time. Gender, race and ethnic diversity also have been, and will continue to be, a priority for the GNC and the Board in its director nomination process because the GNC and the Board believe that it is essential that the composition of the Board appropriately reflects the diversity of the Company’s team members and the customers and communities they serve. The GNC believes that it has been successful in its past efforts to increase gender, race, and ethnic diversity on the Board, and of the 15 director nominees for election at the 2012 annual meeting, nine nominees (60 percent) are women, Asian, African-American and/or Hispanic. The GNC and the Board believe that the 15 nominees bring to the Board a variety of different backgrounds, skills, professional and industry experience, and other personal qualities, attributes, and viewpoints that contribute to the overall diversity of the Board. The GNC and the Board will continue to monitor the effectiveness of its practice of considering diversity through assessing the results of any new director search efforts, such as those recently involving Ms. Chao and Mr. Peña, and the GNC’s and Board’s self-evaluation process in which directors discuss and evaluate the composition and functioning of the Board and its committees.

The GNC will consider an individual recommended by one of our stockholders for nomination as a new director. In order for the GNC to consider a stockholder-proposed nominee for election as a director, the stockholder must submit the name of the proposed nominee, in writing, to our Corporate Secretary at: Wells Fargo & Company, MAC #N9305-173, Wells Fargo Center, 90 South 7th Street, Minneapolis, Minnesota 55479. All such submissions must include the following information:

•	The stockholder’s name and address and proof of the number of shares of our common stock he or she beneficially owns;

•	The name of the proposed nominee and the number of shares of our common stock he or she beneficially owns;

•	Sufficient information about the nominee’s experience and qualifications for the GNC to make a determination whether the individual would meet the minimum qualifications for directors; and

•	Such individual’s written consent to serve as a director of the Company, if elected.

Our Corporate Secretary will present all stockholder-proposed nominees to the GNC for its consideration. The GNC has the right to request, and the stockholder will be required to provide, any additional information with respect to the stockholder nominee as the GNC may deem appropriate or desirable to evaluate the proposed nominee in accordance with the nomination process described above.

Succession Planning and Management Development

A primary responsibility of the Board is identifying and developing executive talent at the Company, especially the senior leaders of the Company and the CEO. Continuity of excellent leadership at all levels of the Company is part of the Board’s mandate for delivering superior performance to stockholders. Toward that goal, the executive talent development and succession planning process is integrated in the Board’s annual activities. Our Corporate Governance Guidelines require that our CEO and management annually report to the HRC and the Board on succession planning (including plans in the event of an emergency) and management development. The Corporate Governance Guidelines also require that the CEO and management provide the HRC and the Board with an assessment of persons considered potential successors to certain senior management positions at least once each year. The Board has assigned to the HRC, as set forth in its charter, the responsibility to oversee the Company’s talent management and succession planning process, including CEO succession planning.

Management and the Board take succession planning very seriously and while the Corporate Governance Guidelines require an annual review, the process for management development and succession planning occurs much more frequently and involves regular interaction between management, the HRC and the Board. Management regularly identifies high potential executives for additional responsibilities, new positions, promotions or similar assignments to expose them to diverse operations within the Company, with the goal of developing well-rounded, experienced, and discerning senior leaders. Identified individuals are often positioned to interact more frequently with the Board so that directors may gain familiarity with these executives.

As part of the annual Board review, the CEO and human resources executives collaborate with the HRC to prepare succession and management development plans. The HRC often requires additional information or planning from management in evaluating the succession and management development plans. The HRC reports to the full Board on its findings and the Board deliberates in executive session on the CEO succession plan.

INFORMATION ABOUT RELATED PERSONS

Related Person Transactions

Lending and Other Ordinary Course Financial Services Transactions.    During 2011 all of our executive officers, all of our directors (including all HRC members), each of the persons we know of that beneficially owned more than 5% of our common stock on December 31, 2011, and some of their respective immediate family members and/or affiliated entities had loans, other extensions of credit and/or other banking or financial services transactions (such as deposit, trust, retail and institutional brokerage, investment advisory, investment banking, capital markets, custody, transfer agent, insurance or similar services) in the ordinary course of business with our banking and other subsidiaries. Except for the relocation loans to two of our executive officers as described below, all of these lending, banking, and financial services transactions were on substantially the same terms, including interest rates, collateral, and repayment, as those available at the time for comparable transactions with persons not related to the Company, and did not involve more than the normal risk of collectability or present other unfavorable features.

Relocation Program.    Under our Relocation Program, as in effect prior to the July 30, 2002 revisions described below, executive officers who relocated at our request were eligible to receive a first mortgage loan (subject to applicable lending guidelines) from Wells Fargo Home Mortgage on the same terms as those available to our team members, which terms included waiver of the loan origination fee. Executive officers who relocated to a designated high cost area were eligible to receive from the Company a mortgage interest subsidy on the first mortgage loan of up to 25% of the executive’s annual base salary, payable over a period of not less than the first three years of the first mortgage loan, and a 30-year, interest-free second mortgage down payment loan in an amount up to 100% of his or her annual base salary to purchase a new primary residence. The down payment loan must be repaid in full if the executive terminates employment with the Company or retires, or if the executive sells the home. Our Relocation Program was revised effective as of July 30, 2002 to eliminate these loan benefits for executive officers. Under the revised Relocation Program, any executive officer who received the mortgage interest subsidy and interest-free down payment loan benefit described above was allowed to continue to receive those benefits, but is not allowed to amend the terms of the loan to which these benefits relate.

We currently have interest-free loans outstanding under this Relocation Program to two of our executive officers. The following table provides information about these loans as of December 31, 2011:

Executive Officer	Original Loan Amount	Highest Principal Balance During 2011	12/31/11 Balance	Principal and Interest Paid During 2011	Interest Rate	Purpose
Richard D. Levy Executive Vice President and Controller	$325,000	$325,000	$325,000	$0	0%	Loan made before July 30, 2002 in connection with his relocation from New Jersey to California following his employment by the Company.

James M. Strother Senior Executive Vice President and General Counsel	310,000	310,000	310,000	0	0	Loan made in connection with his relocation from Iowa to California after he assumed a new position with the Company and before he became an executive officer.

Transactions with Entities Affiliated with Directors.    Enrique Hernandez, Jr., one of our directors, is chairman, president, chief executive officer, and a majority owner of Inter-Con Security Systems, Inc. In 2011, Inter-Con provided guard services to certain of the Company’s retail banking stores and commercial properties under an agreement we first entered into in 2005. Annual payments to Inter-Con under this contract did not exceed 1% of Inter-Con’s 2009, 2010, or 2011 consolidated gross revenues, and each year since 2006 the Board has determined that our relationship with Inter-Con does not impair Mr. Hernandez’s independence under our Director Independence Standards. In 2011, we paid Inter-Con approximately $2.1 million for services under this contract. We believe that these services were provided on terms at least as favorable as would have been available from other parties. The Company intends to continue its dealings with Inter-Con in the future on similar terms.

Family Relationships.    The Company employs family members of two of our directors and one of our former executive officers. These family members are adults who do not share the home of the director or former executive officer, and the related director or former executive officer does not have an interest in the employment relationship. As of the end of 2011, these individuals were three of more than approximately 264,000 team members. We established the compensation paid to each of these individuals in 2011 in accordance with our employment and compensation practices applicable to team members with equivalent qualifications and responsibilities and holding similar positions. In addition to this compensation, these individuals also received employee benefits generally available to all of our team members.

Since 2004, the Company has employed Cynthia H. Milligan’s brother, James A. Hardin, as a wealth management advisor. In 2011, James Hardin received compensation of approximately $274,000, including sales commissions. Mr. Hardin is not an executive officer of the Company and does not directly report to an executive officer of the Company. Ms. Milligan was unaware of her brother’s job discussions with the Company, and the Company was unaware of the family relationship with Ms. Milligan until after Mr. Hardin accepted the position.

Since 2006, the Company has employed Philip J. Quigley’s son, Scott P. Quigley, who manages investments in the Principal Investments group at Wells Fargo Securities. In 2011, Scott Quigley received compensation of approximately $798,000, including bonus payments associated with his performance which helped produce increased revenue for his business unit, which specializes in investing in corporate loans for the Company. In February 2011, we granted him 4,780 RSRs, which will convert to shares of common stock upon vesting. Scott Quigley is one of over 10,000 professionals in the Company’s Wholesale Banking group, is not an executive officer of the Company, and does not directly report to an executive officer of the Company. Mr. Quigley was unaware of his son’s job discussions with the Company, and the Company was unaware of the family relationship with Mr. Quigley until after the job offer had been made.

Since 1998, the Company has employed Mark C. Oman’s brother-in-law, Ty S. Fuerhoff, as a technology manager. In 2011, Ty Fuerhoff received compensation of approximately $254,000. In February 2011, we granted him 1,912 RSRs, which will convert to shares of common stock upon vesting. Mr. Fuerhoff is not an executive officer of the Company and does not directly report to an executive officer of the Company. Mr. Oman retired from the Company on December 1, 2011.

We regard each of the above team members as a highly educated, trained, and competent team member, and we believe these employment relationships are beneficial to the Company and its stockholders. We also believe that these employment relationships do not have any impact on or impair the independence of the related directors or their ability to represent your best interests. Nevertheless, in 2010, the Board, based on the recommendation of the GNC, agreed as a matter of policy to strongly discourage the Company’s employment of any additional immediate family members of directors.

Related Person Transaction Policy and Procedures

The Board has adopted a written policy and procedures for the review and approval or ratification of transactions between the Company and its related persons and/or their respective affiliated entities. We refer to this policy and procedures as our Related Person Policy. “Related persons” under this policy include our directors, director nominees, executive officers, holders of more than 5% of our common stock, and their respective immediate family members. Their “immediate family members” include spouses, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and any person (other than a tenant or employee) who shares the home of a director, director nominee, executive officer, or holder of more than 5% of our common stock.

Except as described below, the Related Person Policy requires either the GNC or AEC, depending upon the related person involved, to review and either approve or disapprove all transactions, arrangements or relationships in which:

•	The amount involved will, or may be expected to exceed $100,000 in any fiscal year;

•	The Company is, or will be a participant; and

•	A related person or an entity affiliated with a related person has, or will have a direct or indirect interest (other than solely as a result of being a director or less than 10% owner of an entity).

We refer to these transactions, arrangements, or relationships in the Related Person Policy as “Interested Transactions.” The Board, however, has determined that the GNC or AEC does not need to review or approve certain Interested Transactions even if the amount involved will exceed $100,000, including the following transactions:

•

Lending and other financial services transactions with related persons or their affiliated entities that comply with applicable banking laws and are in the ordinary course of business, non-preferential, and do not involve any unfavorable features;

•

Employment of a “named executive officer” or of an executive officer if he or she is not an immediate family member of another Company executive officer or director and his or her compensation would be reported in our proxy statement if he or she was a “named executive officer” and the HRC approved (or recommended that the Board approve) such compensation;

•	Compensation paid to one of our directors if the compensation is required to be reported in our proxy statement;

•

Transactions with another entity at which a related person’s only relationship with that entity is as a non-executive officer or employee, director (other than chairman of the board), limited partner, or holder of less than 10% of that entity’s ownership interests, if such transactions are in the ordinary course of business, non-preferential, and the amount involved does not exceed the greater of $1 million or 2% of such other entity’s consolidated gross revenues;

•

Charitable contributions by the Company or a Company-sponsored charitable foundation to tax-exempt organizations at which a related person’s only relationship is as a non-executive officer or employee or a director (other than chairman of the board), if the amount involved (excluding Company matching funds) does not exceed the lesser of $1 million or 2% of such organization’s consolidated gross revenues; and

•

Transactions with holders of more than 5% of our common stock and/or such holders’ immediate family members or affiliated entities, if such transactions are in the ordinary course of business of each of the parties, unless such stockholder is one of our executive officers, directors or director nominees, or an immediate family member of one of them.

The GNC approves, ratifies, or disapproves those Interested Transactions required to be reviewed by the GNC which involve a director and/or his or her immediate family members or affiliated entities. The AEC approves, ratifies, or disapproves those Interested Transactions required to be reviewed by the AEC which involve our executive officers, holders of more than 5% of our common stock, and/or their respective immediate family members or affiliated entities. Under the Related Person Policy, if it is not feasible to get prior approval of an Interested Transaction, then the GNC or AEC, as applicable, will consider the Interested Transaction for ratification at a future committee meeting. When determining whether to approve or ratify an Interested Transaction, the GNC and AEC will consider all relevant material facts, such as whether the Interested Transaction is in the best interests of the Company, whether the Interested Transaction is on non-preferential terms, and the extent of the related person’s interest in the Interested Transaction. No director is allowed to participate in the review, approval, or ratification of an Interested Transaction if that director, or his or her immediate family members or their affiliated entities are involved. The GNC or AEC annually reviews all ongoing Interested Transactions.

ITEM 2—EXECUTIVE COMPENSATION

AND ADVISORY RESOLUTION (SAY-ON-PAY)

Compensation Committee Report

In its capacity as the compensation committee of the Board, the HRC has reviewed and discussed with management the CD&A below. Based on this review and these discussions, the HRC has recommended to the Board that the CD&A be included in this proxy statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the SEC.

Members of the Human Resources Committee:

Lloyd H. Dean, Chair John S. Chen Susan E. Engel	Donald M. James Mackey J. McDonald Stephen W. Sanger

Compensation Discussion and Analysis

Executive Summary

In this CD&A we describe our compensation philosophy and the 2011 compensation decisions for the seven executive officers named in the Summary Compensation Table. These named executives are: John G. Stumpf, Chairman, President and CEO; Timothy J. Sloan, Senior Executive Vice President and CFO; David M. Carroll, Senior Executive Vice President, Wealth, Brokerage and Retirement; David A. Hoyt, Senior Executive Vice President, Wholesale Banking; Carrie L. Tolstedt, Senior Executive Vice President, Community Banking; Mark C. Oman, former Senior Executive Vice President, Home and Consumer Finance, who retired on December 1, 2011; and Howard I. Atkins, former Senior Executive Vice President and CFO, who resigned as CFO on February 8, 2011. We refer to Messrs. Stumpf, Sloan, Hoyt and Carroll, and Ms. Tolstedt as our “continuing named executives.”

2011 Company Performance Highlights

By many measures, the Company achieved excellent performance in 2011. In addition to record earnings, we attained or implemented significant strategic priorities, including successfully completing the integration of Wachovia’s retail banking operations, returning considerable capital to our stockholders, and launching our Company-wide expense management and efficiency initiative known as “Compass.” Management and the Board believe accomplishing these strategic priorities represents exceptional progress in the Company’s future direction and positions the Company for continued success.

The Wachovia integration was the largest, most complex and strategically critical merger integration in our Company’s history, and was also undertaken during a time of immense economic and regulatory challenges. That it was completed on-time with a seamless customer experience, while maintaining our industry-leading customer service, reflects the strength of our team and the named executives’ leadership. As we now operate nationally under one brand and one common system, our Company has never been better positioned to serve customers and harness the true power of our franchise.

In 2011, we distributed $5.0 billion to stockholders through share repurchases and common stock dividends, including increasing the common stock dividend rate 140% from 2010, and repurchasing 86 million common shares. Importantly, we increased distributions to owners while at the same time building our total equity by $13.8 billion in 2011. Since the financial crisis, regulators have intensely focused on capital and now require higher levels for all financial institutions; increasing our capital and capital distribution is a tangible sign of our financial strength.

Finally, given our significant recent growth with the Wachovia merger, the Company is focused on reducing noninterest expenses. Our expense management and efficiency initiative has identified significant expense savings we can implement, while also making it easier for customers to do business with us.

2011 Compensation Governance Highlights

The HRC did not alter the overall compensation program for named executives for 2011, which consisted of base salary, an annual incentive award opportunity and an equity-based long-term incentive award opportunity. As in 2010, the HRC awarded named executives a combination of compensation composed of a high percentage of performance-based pay, predominantly in long-term equity compensation. The HRC maintained the prevailing compensation program for named executives primarily based on its belief that the major compensation-mix adjustments made in 2010 would continue to be successful in furthering the Compensation Principles in 2011 and information received from the Company’s major stockholders, including stockholders’ over 96% approval of the Say-on-Pay resolution at our 2011 annual stockholders’ meeting.

Consistent with 2010, the HRC’s 2011 executive compensation decisions reflect the four Compensation Principles that have historically guided its executive compensation deliberations:

•	pay for performance by compensating our named executives based on corporate and applicable business line performance; individual levels of achievement; and Peer Group information;

•

align the structure, design and payout of compensation arrangements to promote a culture of risk management consistent with our Company’s Vision and Values and which do not encourage unnecessary and excessive risk-taking that threatens the Company’s interests;

•	compete favorably in attracting and retaining highly qualified individuals as named executives by offering competitive pay; and

•

ensure our named executives’ interests are aligned with our stockholders’ interests by using long-term performance-based stock awards that include stock ownership retention requirements, to encourage behavior consistent with long-term stockholder value creation.

Focusing on the Compensation Principles, in 2011 the HRC:

•	maintained the prevailing mix of base salary and annual incentive award opportunities to reduce undue focus on short-term financial performance;

➢

non-CEO named executives’ maximum annual incentive opportunities were capped at 100% of base salary, and the average of the actual awards for continuing named executives was approximately 91% of base salary;

➢	CEO’s annual incentive award of 111% of base salary versus over 550% of base salary pre-financial crisis;

➢	portion of named executives’ annual incentive award paid in RSRs that vest over three years strengthens the link between management’s and stockholders’ interests and enhances risk management; and

➢	the HRC believes that the benefits to the Company and stockholders of achieving the appropriate compensation mixture outweighs the non-deductibility of salaries in excess of IRC Section 162(m) limits;

•	maintained a high proportion of named executives’ total pay as performance-based long-term equity compensation;

➢

granted long-term equity compensation entirely in the form of Performance Shares that vest, if at all, only upon satisfaction of three-year financial performance criteria relative to peers rather than the passage of time;

•	continued applying strong compensation-related risk management practices, including

➢	robust stock ownership requirement including a commitment to hold until one year after retirement;

➢	paying a portion of 2011 annual incentive awards in RSRs;

➢	prohibitions on hedging and speculative trading in Company stock; and

➢	recoupment policies requiring forfeiture of previously awarded compensation if the payments were based on materially inaccurate financial information.

The following table illustrates how our Compensation Principles were reflected in the HRC’s 2011 compensation actions:

	Pay for Performance	Risk Management	Attract and Retain Highly Qualified Executives with Competitive Pay	Align Executives’ Interests with Stockholders
Mix of Base Salary and Annual Incentive Opportunity	✓	✓	✓	✓
High Proportion of At-Risk Long-Term Comp in Total Mix of Comp	✓	✓	✓	✓
Granted Only Performance Share Awards for Long-Term Comp	✓	✓	✓	✓
Performance-Based Total Comp Mixture	✓	✓	✓	✓
Compensation-Related Risk Management Policies		✓		✓

Named Executives’ 2011 Compensation Highlights

Reflecting the HRC’s executive compensation governance actions, 2011 total compensation for the Company’s continuing named executives has these characteristics:

	Fixed/At-Risk %	Annual/Long-Term %	Cash/Equity %
John G. Stumpf	16/84	33/67	29/71
Average for other continuing named executives	19/81	36/64	34/66

Based on application of the Compensation Principles to the Company’s 2011 results, consideration of the Company’s performance and the individual performance of the named executives, and the other relevant factors as described in this CD&A, the HRC approved the following 2011 compensation actions for the continuing named executives:

Named Executive	Base Salary ($)		Annual Incentive Award ($)(1)	Long-Term Equity Incentive Award ($)(2)	Total 2011 Pay ($)
John G. Stumpf	2,800,000		3,100,000	12,000,000	17,900,000
Timothy J. Sloan	1,500,000	(3)	1,400,000	5,500,000	8,400,000
David M. Carroll	1,500,000		1,400,000	5,000,000	7,900,000
David A. Hoyt	2,000,000		1,875,000	6,500,000	10,375,000
Carrie L. Tolstedt	1,700,000		1,400,000	5,500,000	8,600,000

(1)	A portion of this award was paid in the form of RSRs granted in March 2012 that vest over three years.
(2)	Reflects dollar value of 2011 grant of Performance Share awards at “target.” Actual value of award will not be determined until first quarter 2014 and may be zero depending on Company performance. See “—2011 Compensation Actions for Named Executives; 2011 Long-Term Incentive Compensation” for additional information.
(3)	Annual rate effective as of March 13, 2011.

The above table is presented to reflect how the HRC viewed its compensation actions. It is different from the Summary Compensation Table required by the SEC and is not a substitute for the information required by the SEC for the Summary Compensation Table.

Compensation Elements

The Company’s executive compensation elements provide a mix of direct cash and equity compensation, and participation in Company-sponsored plans generally available to other employees. As illustrated below, the 2011 elements of direct compensation include base salary, an annual incentive award paid partly in cash and partly in RSRs, and a long-term equity incentive award paid in Performance Shares. The HRC determines the appropriate mixture of direct compensation in its discretion guided by the Company’s Compensation Principles.

Pay Element	Description/Objectives	Performance Criteria	Vesting Period
Annual Compensation
Base Salary

•    Paid in cash

•    Reflects the executive’s experience and level of responsibility

•    Together with annual incentive award, intended to be competitive with annual compensation for comparable positions at peers

•    Decreased focus on short-term risk-taking outweighs limits on tax-deductibility

		• Reviewed annually • Subject to adjustment based on changes in responsibilities or competitive market conditions	N/A

Annual Incentive Award

•    Typically paid in cash but may be paid in stock—a portion of 2011 award paid in RSRs

•    Together with base salary, intended to be competitive with annual compensation for comparable positions at peers

•    Award decision based on Company, business unit and individual performance

•    HRC determines final award

		• Reviewed annually • Performance criteria established annually by the HRC	• Payout determined and awarded after end of fiscal year

Pay Element	Description/Objectives	Performance Criteria	Vesting Period
Long-Term Compensation

Performance Shares

•    Convert 1-for-1 into shares of common stock

•    Aligns management interests with stockholders

•    Emphasizes performance-based culture

•    Includes dividend equivalents subject to same vesting conditions

•    Strong retention tool

		• HRC determines performance criteria • 2011 grants tied to Company’s RORCE ranking versus peer group • Failure to achieve performance targets results in full or partial forfeiture	• Typically at end of 3-year measurement period • Failure to achieve performance targets may reduce award to zero

RSRs	• Convert 1-for-1 into shares of common stock • Aligns management interests with stockholders • Includes dividend equivalents subject to same vesting conditions • Strong retention tool	• HRC determines vesting criteria; typically time-based	• Typically vest between 3 and 5 years

Stock Options (not granted to named executives since 2009)	• Ten-year term • Exercise price set at closing stock price on date of grant	• Share price appreciation	• Typically 3-year ratable

Pay Element	Description/Objectives	Performance Criteria	Vesting Period
Plans and Programs

Deferred Compensation	• Voluntary • Provides financial planning opportunity • Strong retention tool • No Company match • Market returns only for Company-originated plans	N/A	• Compensation deferred into accounts earning a return based on investment options similar to 401(k) Plan • Executive selects the time of payout

Benefit Programs	• Company 401(k) Plan with Company match • Company Cash Balance Plan (frozen for future contributions July 2009) • Company health insurance, life insurance and severance plans

•    Available to all Company employees on the same terms

•    Employees pay certain costs for health insurance and life insurance

•    No employment agreements, severance agreements, or golden parachute agreements

N/A

Perquisites	• De minimis	N/A	N/A

Compensation Program Governance

In making compensation decisions for named executives, the HRC operates within a governance structure that assists the HRC in implementing the Compensation Principles. Key attributes of the compensation governance framework are the following:

•	Company performance

•	Peer Group analysis, as to both compensation and financial performance

•	Business line performance

•	Individual performance

•	Independent compensation consultant advice

•	Risk management

•	HRC discretion

Company Performance.     At the core of the HRC’s compensation governance is an analysis of the Company’s performance on an absolute basis and on a relative basis versus peers. Company performance measures are directly linked to the Compensation Principles of pay for performance and alignment of management’s interests with stockholders’ interest. For each fiscal year, the HRC determines threshold performance measures under our Performance Policy, at least one of which must be achieved for purposes of complying with IRC Section 162(m) for any annual incentive pay to be awarded. Failure to achieve the threshold performance eliminates any annual incentive pay for the named executives. Further, upon satisfaction of the applicable Performance Policy goal, each named executive may be awarded maximum amount of incentive compensation of 0.5% of the Company’s net income, as adjusted for certain items; therefore, even if the applicable Performance Policy measures are satisfied, the Company may not pay annual incentive awards to named executives if the Company does not have positive net income. As described below in “—HRC Discretion,” the HRC retains discretion to adjust the actual incentive award downward to zero. In addition, the HRC may review Company performance measures as part of its deliberation on annual incentive compensation. Actual Company and business unit financial results may be compared with the Company’s annual financial plan. The Company’s financial results are also typically compared with the Financial Performance Peer Group.

Peer Group Analysis.     The HRC utilizes Peer Group information to analyze and establish competitive pay for executive officers, and to gauge how the Company performed versus similar-sized financial institutions and financial services firms that compete with us for financial capital and customers. Both purposes are directly linked to components of the Compensation Principles of paying for performance and attracting and retaining executive talent. The HRC periodically reviews and may adjust the Peer Group companies as part of its regular review of executive compensation pay and practices in connection with future compensation decisions.

For 2011, the HRC used two separate (although overlapping) Peer Groups for the two different purposes the HRC considers peers, consistent with 2010. The Financial Performance Peer Group is a subset of the KBW Bank Sector Index and consists of 11 financial services companies that best match the Company in scope, scale, business model/mix and geography. The HRC used this Peer Group to:

•	compare the Company’s relative overall financial performance, including for consideration of annual incentive awards;

•	set and measure the RORCE performance goal under our Performance Policy for Section 162(m) deductibility; and

•	set and measure the RORCE performance for vesting of long-term Performance Share awards.

The Labor Market Peer Group consists of 10 companies the Company most directly competes with for executive talent. The HRC used this group to evaluate overall pay and compensation mix for executive officers and to gauge the competitiveness of the Company’s pay levels and practices.

The two Peer Groups are:

Financial Performance Peer Group	Labor Market Peer Group
Bank of America Corporation	American Express Company
BB&T Corporation	Bank of America Corporation
Capital One Corporation	The Bank of New York Mellon Corporation
Citigroup Inc.	Citigroup, Inc.
Fifth Third Bancorp	The Goldman Sachs Group, Inc.
JPMorgan Chase & Co.	JPMorgan Chase & Co.
KeyCorp	Morgan Stanley
The PNC Financial Services Group, Inc.	The PNC Financial Services Group, Inc.
Regions Financial Corporation	State Street Corporation
SunTrust Banks, Inc.	U.S. Bancorp

Financial Performance Peer Group.     The HRC reviewed the Company’s 2011 financial performance versus the Financial Performance Peer Group using a number of measures commonly utilized for analyzing financial services companies, including those relating to:

•	income, including earnings per share, revenue, efficiency ratio, operating leverage and pre-tax pre-provision income;

•	shareholder returns, including return on average common equity, RORCE, total shareholder return, price-earnings ratio and market capitalization;

•	balance sheet size and composition, including average total deposits, retail deposit market share, average loans, and net interest margin;

•	credit quality, including non-performing assets ratios; and

•	capital ratios, including tier 1 capital ratio.

The HRC does not have a pre-established formula to determine which financial measures may be more or less important in evaluating the Company’s performance. In addition, then-current circumstances may impact the importance of some measures relative to others. For example, credit-related performance measures may be considered more relevant during times of economic stress than during other periods and revenue-related performance measures may be more relevant during times of economic growth. The HRC relies on the combined judgments of its members as to which financial measures, if any, to emphasize in evaluating the Company’s performance compared with that of the Financial Performance Peer Group. The HRC then makes its own judgment as to how the Company’s overall actual performance compared to the Financial Performance Peer Group.

As explained in more detail below, vesting of the 2011 Performance Share awards also will depend on the Company’s long-term RORCE performance versus members of the Financial Performance Peer Group.

Labor Market Peer Group.     In considering the 2011 compensation actions for named executives, as well as to track competitive pay levels and trends generally, the HRC reviewed compensation data from the Labor Market Peer Group. These Peer Group companies provide the basis for our competitive compensation benchmarks that the HRC considers in establishing the total compensation opportunities for our named executives.

Business Line Performance.    Each of Messrs. Carroll and Hoyt (and Oman before his retirement), and Ms. Tolstedt has business line performance goals for the businesses they manage. These goals reflect: the projected contribution of their business lines to the Company’s internally derived profit plan that management prepares and reviews annually with the Board; the difficulty of achieving the performance goals in the applicable economic, regulatory or strategic environment; and the quality of the business line results from a risk management perspective. Consideration of business line performance reflects all four of the Compensation Principles.

In considering annual incentive awards for executive officers with business line responsibilities, the HRC evaluates business line financial results for the applicable business line leader. Success or failure at achieving strategic business line objectives, including business line financial results, is factored into the HRC’s executive compensation decisions for these business line leaders. However, the HRC does not base incentive compensation decisions for these executive officers solely on business line performance; the HRC believes executive officers must have a significant stake in the Company’s overall performance as a check against unnecessary or excessive risk-taking at individual business lines and to encourage collaboration among business lines. Because of differences in organizational structure and external business segment reporting, our business lines would rarely correspond perfectly to the business lines of Peer Group members. Therefore, the HRC does not compare business unit financial performance with the Financial Performance Peer Group. The HRC may consider the effects of acquisitions, divestitures, internal reorganizations or other changes in reporting relationships during the year. Although the HRC considers a business line’s financial results, achievement of specific business line performance goals may not be material in the context of the executive compensation decisions for these named executives. Business line performance goals nonetheless serve valuable additional purposes for the Company, including resource allocation and general strategic business direction.

Individual Performance.    The HRC considers the individual performance of the Company’s executive officers, both as part of an annual assessment and in the Board’s year-round interactions with them. The HRC annually reviews the CEO’s achievement of individual qualitative objectives and the CEO’s assessment for each other executive officer as part of overall executive compensation decision-making. These objectives include compliance with our policies on information security, regulatory compliance, risk management, team member ethnic and gender diversity objectives, and significant projects in the business line such as merger integration, as well as objectives appropriate for each executive’s position and responsibilities. The HRC may adjust or eliminate incentive compensation awards, regardless of achieving applicable financial performance goals or individual qualitative objectives, if the HRC determines that an executive officer has failed to comply with our Code of Ethics and Business Conduct or with our policies on information security, regulatory compliance, and risk management. Consideration of individual performance reflects all four of the Compensation Principles.

Our CEO assists the HRC in evaluating individual performance for those executive officers who report to him. Our CEO also makes compensation recommendations to the HRC for these executives. The HRC makes its own determinations regarding our CEO’s individual performance (with input from non-management members of the Board) and compensation, which are then ratified and approved by the Board.

Independent Compensation Consultant Advice.    To set approximate competitive benchmarks for 2011 compensation for our named executives, the HRC reviewed data compiled by Cook & Co., the

HRC’s independent compensation consultant. This data included annual salary, annual incentive, long-term equity, and total compensation amounts for Labor Market Peer Group named executive officers. This compensation data was ranked within the Labor Market Peer Group by the aggregate amount of annual salary, annual target and actual incentive awards, plus the annualized grant date value of long-term cash and equity compensation. The HRC also reviewed Cook & Co.’s calculations (excluding the Company) of the bottom quartile, average, median, and top-quartile amounts for each of these pay components as well as for total compensation. The HRC used this compensation information, together with any reported changes in Labor Market Peer Group compensation, to help develop competitive benchmarks for 2011 compensation for our named executives. The HRC’s use of the independent compensation consultant reflects the Compensation Principles of attracting and retaining highly qualified individuals with competitive compensation and paying for performance.

Cook & Co. also advises the HRC on the appropriateness of the Company’s executive pay philosophy, Peer Group selection and general executive compensation program design. George Paulin, the CEO of Cook & Co., attends most HRC meetings. Cook & Co. is retained by the HRC and does no other work for the Company or management other than to provide consulting services to the GNC and Board that are directly related to executive and non-employee director compensation.

Risk Management.     The HRC’s compensation governance framework also includes assessments of risks inherent in executive compensation practices. Part of the risk management assessment is performed under the supervisory authority of the Federal Reserve. The HRC reviews information on the interplay between risk-taking and executive compensation, as well as incentive and commission plans below the executive level. These risk management assessments involve a number of senior executives from the Company’s risk management, human resources, legal, and compliance functions. Since 2010, the Company has taken specific actions as a result of the risk management assessments to strengthen the governance of executive compensation practices, including:

•

reducing the risks of focusing too greatly on short-term performance for named executives’ compensation by reducing target and maximum annual incentive opportunities and increasing the emphasis on performance-based long-term incentives in total compensation;

•	paying a portion of the annual incentive award in RSRs with three-year vesting;

•	strengthening compensation recoupment (i.e., “clawback”) policies;

•	lengthening the holding requirement for stock compensation until after retirement;

•	providing for continued vesting of stock compensation into retirement instead of immediate vesting upon retirement;

•	granting long-term compensation in Performance Share awards using relative RORCE ranking as a performance measure, rather than granting time-vested stock options or RSRs;

•	incorporating specific risk management goals into executive officers’ annual business objectives; and

•	reviewing the Company’s incentive and commission plans below the executive level with the HRC to reinforce the Board’s oversight of compensation practices.

See also “Corporate Governance—Risk Management and Compensation Practices.”

The ongoing evaluation and enhancement of compensation-related risk management practices reflects the Compensation Principles of risk management, aligning management interests with stockholders’ interests and pay for performance.

HRC Discretion.    The final element in our compensation governance framework is the exercise of the business judgment and discretion of the HRC. There are certain situations where the HRC has no discretion to award incentive compensation; for example, if a performance goal required for payment of incentive compensation under our Performance Policy is not met. Even if those thresholds are satisfied, the HRC has discretion to decline to make awards or decrease the maximum amount of an award under the Performance Policy, if in the exercise of its business judgment the HRC determines it to be in the best interests of stockholders. The HRC also has discretion to pay annual incentive awards in stock instead of cash.

While the HRC believes that linking compensation opportunities to Company, business and individual performance objectives generally provides a reliable and disciplined framework for making pay decisions, it also believes that rigid adherence to formulas may not always provide the best results for stockholders. Given the paramount goal of superior Company performance for the benefit of stockholders, the HRC may use its discretion to pay an award to a named executive, even if the executive’s business line has not achieved its financial performance goals, if the Company overall has performed at superior levels. Conversely, the HRC may use its discretion to reduce an incentive award to a named executive whose business line has underperformed on its objectives, despite the Company’s overall performance. The HRC may also consider changes in economic conditions or other relevant factors during the fiscal year that may have affected Company or business line performance in determining incentive awards.

Impact of Prior Say on Pay Votes on Compensation Decisions

At the Company’s 2011 annual meeting of stockholders, over 96% of voting stockholders approved the non-binding advisory resolution on named executives’ compensation required by the Dodd-Frank Act. The Company, the Board and the HRC pay careful attention to communications received from stockholders regarding executive compensation, including the non-binding advisory vote. The Company considered the positive result of the 2011 advisory vote on executive compensation and communications received from other stockholders regarding the named executives’ compensation policies and structure but not for specific 2011 compensation decisions. Based on this consideration and the other factors described in this CD&A, the HRC did not alter the policies or structure for named executives’ compensation for 2011. In addition, in 2011 the Board determined to have an annual advisory vote on executive compensation based on the preference expressed by stockholders at the 2011 annual stockholders’ meeting.

2011 Compensation Actions for Named Executives

The HRC took the compensation actions described herein for the named executives in 2011. The HRC’s decision-making was conducted within the compensation governance framework described above.

2011 Annual Base Salary.    In early 2010, the HRC re-evaluated the appropriate compensation structure for the Company’s executive officers, including base salaries, annual incentive compensation opportunities and long-term incentive compensation. As a result of this review, the HRC recalibrated executive officer base salaries and target and maximum payouts for annual incentive compensation. In setting base salaries at higher than pre-financial crisis levels and reducing target and maximum annual incentive compensation opportunities from pre-financial crisis levels, the HRC intended to establish a more balanced relationship between fixed and variable annual compensation to reduce the focus on short-term performance and the potential related risks.

Effective March 1, 2010, the annual base salaries for the named executives who were executive officers on that date were as follows: Stumpf—$2,800,000; Carroll—$1,500,000; Hoyt—$2,000,000; Tolstedt—$1,700,000; Oman—$2,000,000; and Atkins—$1,700,000. The annual base salaries for these named executives have not changed since March 2010 although Mr. Atkins ceased receiving a base salary following his February 2011 resignation as CFO, and Mr. Oman ceased receiving a base salary following his December 2011 retirement. Following his appointment as CFO in February 2011, Mr. Sloan’s annual base salary was increased from $623,289 to $1,500,000, effective March 13, 2011. Mr. Sloan’s annual base salary was increased based on his additional responsibilities as CFO, chief financial officer’s salary data for the Labor Market Peer Group, and to be consistent with the compensation structure for the Company’s other executive officers discussed in the preceding paragraph. The base salaries for the named executives are paid entirely in cash.

2011 Annual Incentive Compensation.    In accordance with Section 162(m) and the Performance Policy, the HRC established two alternative Performance Policy goals as a precondition to any 2011 annual incentive awards: an EPS of at least $2.00 or an RORCE of at least the median of the Financial Performance Peer Group. The Company’s actual results exceeded both of these Performance Policy goals, with EPS of $2.82 and RORCE of 12.41%, which is above the median RORCE in the Financial Performance Peer Group (8.80%); as a result the 2011 annual incentive awards paid to the named executives will be deductible for purposes of Section 162(m). Under the Performance Policy, satisfaction of the Performance Policy goals gave the HRC the authority to award maximum 2011 incentive compensation of up to $79.3 million for each named executive (i.e., 0.5% of the Company’s 2011 net income of $15.9 billion), or such lesser amount as the HRC in its discretion determines.

In connection with considering annual incentive compensation for the named executives and in exercising its discretion to pay less than the maximum permitted by the Performance Policy, the HRC established target and maximum incentive award opportunities of 50% and 100%, respectively, of base salary for the named executives other than Mr. Stumpf. The HRC did not establish a pre-determined target and maximum opportunity for Mr. Stumpf to retain greater discretion in determining his annual incentive award. The HRC established qualitative performance objectives for Mr. Stumpf regarding leadership, execution of strategic initiatives, risk management, financial discipline, succession planning and mentoring, team member diversity, and his role as the primary representative of the Company to customers, team members, communities, investors and governmental entities.

In determining 2011 annual incentive awards for the named executives, the HRC considered information pertaining to the factors described above under “Compensation Program Governance.” Other than achievement of one of the alternative Performance Policy goals, no one particular factor was considered to be more important than others in the HRC’s decision-making process. The HRC determined to pay the 2011 annual incentive awards to the named executives in a combination of cash and RSRs in the following manner:

•	for the portion of the award amount up to $1 million, all cash; and

•	for the portion of the award amount over $1 million, 2/3 in cash and 1/3 in RSRs that vest ratably over three years.

For example, an incentive award of $1.6 million would be paid in the form of $1.4 million in cash and $200,000 worth of RSRs (i.e., 1/3 of the amount over $1 million).

The HRC structured the payments in this manner to properly balance growth initiatives and appropriate risk taking, and to be consistent with the Company’s increased emphasis on long-term incentives as opposed to short-term cash payouts. The HRC also believes the RSR component added a deferral element that mitigates against some risks inherent in annual incentive compensation.

Stumpf.     In making the 2011 annual incentive compensation award determination for Mr. Stumpf, the HRC considered, among other factors, the following:

•	the Company’s record 2011 net income of $15.9 billion, EPS of $2.82, and RORCE of 12.41%;

•

the Company’s relative performance versus the Financial Performance Peer Group in the financial metrics discussed above under “—Compensation Program Governance—Peer Group Analysis—Financial Performance Peer Group;”

•	the Company’s relative performance versus the Financial Performance Peer Group in

➢	1-, 3-, and 5-year return on average common equity,

➢	1-, 3-, and 5-year RORCE,

➢	1-, 3-, and 5-year total shareholder return;

•	the Company’s success in attaining strategic corporate objectives, including

➢	completing the Wachovia merger integration,

➢	improving the Company’s capital position while increasing common stock dividends and share repurchases,

➢	significant progress against ongoing efficiency initiatives,

➢	improving market share in many businesses,

➢	managing the Company’s stabilized and improving credit quality, and

➢	positioning the Company for future success following the financial crisis and regulatory reform;

•	compensation of chief executive officers in the Labor Market Peer Group; and

•	the Board’s assessment of Mr. Stumpf’s success in achieving his qualitative performance objectives.

The Board believes Mr. Stumpf’s leadership has been a vital ingredient to the Company’s 2011 success in achieving strategic priorities. Further, the Board believes his leadership is critical to the Company achieving our long-term strategic goals. Among other things, Mr. Stumpf’s 2011 leadership resulted in successful completion of the Wachovia merger integration, the Company’s most significant strategic priority and one of the most complex integrations in the history of financial services. His leadership has enabled the Company to successfully navigate the financial crisis, with a strengthened balance sheet and capital structure, without compromising our risk management principles. Mr. Stumpf’s leadership has positioned the Company for future success while enhancing relationships with government agencies, investors and communities. Upon consideration of Mr. Stumpf’s performance, including the factors set forth above, the HRC approved, and the Board ratified, a 2011 annual incentive compensation award for Mr. Stumpf of $3,100,000.

Sloan.     In making the 2011 annual incentive compensation award determination for Mr. Sloan, the HRC considered, among other things, the following:

•	the factors listed in the first 4 bullet points cited above for Mr. Stumpf;

•	compensation of chief financial officers in the Labor Market Peer Group; and

•	the recommendations of Mr. Stumpf based on his assessment of Mr. Sloan’s 2011 performance.

The Board’s confidence in Mr. Sloan was rewarded by his outstanding leadership following his promotion to the CFO position in February 2011. Mr. Sloan successfully transitioned to his new role and played an integral part in the Company’s achievement of 2011 financial priorities, including planning and implementing the Company’s expense management and efficiency initiative, capital planning and risk management. He is a primary spokesman for the Company with investors, the media and the investment community and his efforts have furthered the Company’s reputation with those audiences. Upon consideration of Mr. Sloan’s performance, including the factors set forth above, the HRC approved a 2011 annual incentive compensation award for Mr. Sloan of $1,400,000.

Carroll, Hoyt, and Tolstedt.     In making the 2011 annual incentive compensation award determinations for Messrs. Carroll and Hoyt, and Ms. Tolstedt, the HRC considered, among other things, the following:

•	the factors listed in the first 4 bullet points cited above for Mr. Stumpf;

•	compensation of similarly situated executives in the Labor Market Peer Group, where such information was available;

•	the recommendation of Mr. Stumpf based on his assessment of their respective 2011 performance; and

•

success in achieving strategic objectives in the business lines for which each is responsible as discussed below, including success in furthering the Company’s objectives of cross-selling products from other business lines to customers, risk management, the Company’s efficiency initiative, and each executive’s ability to operate as a team.

In determining the annual incentive awards for 2011, the HRC considered each named executive’s success against his or her objectives for 2011, one of which was the financial performance of his or her respective business line. Financial performance was not evaluated on whether specific business line numerical financial targets were achieved—and therefore specific business line numerical financial targets were not material in the context of 2011 annual incentive award decisions for these named executives. Rather, financial performance was evaluated holistically, and on a discretionary basis by the HRC, after also considering the market environment and appropriate risk management. Additionally, the HRC has structured a majority of the total pay for these named executives to be provided in Performance Shares rather than annual incentive compensation. The HRC believes this compensation design is appropriate given the Company’s diversified business model, and a desired focus on teamwork and the long-term performance of the Company as a whole, as opposed to short-term financial results from annual individual business line performance.

Mr. Carroll led the Wealth, Brokerage and Retirement (“WBR”) businesses to achieve record net income of $1.3 billion despite turbulent markets in 2011. His leadership contributed to WBR attaining several significant strategic accomplishments, including completing merger integration activities, strengthening relationships with the Wholesale Bank and Community Bank for greater cross-sell activities, and positioning WBR for future growth in a strengthening U.S. economy. Upon consideration of Mr. Carroll’s performance, including the factors set forth above, the HRC approved a 2011 annual incentive compensation award for Mr. Carroll of $1,400,000.

Mr. Hoyt’s strategic leadership contributed to the Wholesale Bank’s significant 2011 achievements, including record net income of $7.0 billion, and he has positioned the Wholesale Bank for greater growth and market share gains after the U.S. economy strengthens. Importantly, the Wholesale Bank has achieved this success without compromising its focus on risk management. Upon consideration of Mr. Hoyt’s performance, including the factors set forth above, the HRC approved a 2011 annual incentive compensation award for Mr. Hoyt of $1,875,000.

Under Ms. Tolstedt’s leadership in 2011, the Community Bank achieved significant strategic objectives, including completing the conversion of Wachovia’s banking stores, record cross-sell results, maintaining solid customer service scores, growing market share in key businesses, significant deposit growth, positioning the Community Bank for future growth, and improved credit quality. Upon consideration of Ms. Tolstedt’s performance, including the factors set forth above, the HRC approved a 2011 annual incentive compensation award for Ms. Tolstedt of $1,400,000.

Oman and Atkins.    Mr. Atkins, who resigned as CFO in February 2011, did not receive an annual incentive award for 2011. The HRC determined to award Mr. Oman a 2011 annual incentive award of $1,400,000. In making the 2011 annual incentive compensation award determination for Mr. Oman, the HRC considered, among other things, the following:

•	the factors listed in the first 4 bullet points cited above for Mr. Stumpf;

•	his retirement date of December 1, 2011;

•	the successful transition of WFHM leadership from Mr. Oman to Michael J. Heid;

•

WFHM’s strategic and operational success in 2011, including originating $357 billion in residential real estate mortgages, ongoing WFHM efforts to assist homeowners in modifying mortgage loans and prevent foreclosures, and implementing new servicing processes to comply with new regulations and regulatory orders; and

•	impact of mortgage-related reputational factors, including regulatory consent orders, and elevated repurchase losses.

2011 Long-Term Incentive Compensation.    In February 2011, the HRC awarded long-term incentive compensation to the named executives in the form of Performance Share awards granted under the LTICP. The named executives were awarded the following target number of Performance Shares: Stumpf—382,410; Sloan—175,271; Carroll—159,338; Hoyt—207,139; Tolstedt—175,271; Oman—159,338; and Atkins—0 shares. Mr. Atkins was not awarded any Performance Shares because he resigned as CFO before the grant date. Each Performance Share entitles the holder to receive one share of Company common stock upon vesting plus dividend equivalents reinvested as additional Performance Shares from the date of grant, subject to the same vesting terms. The 2011 Performance Share awards are scheduled to vest in the first quarter of 2014 based on the Company’s RORCE relative to the Financial Performance Peer Group, with the final number of earned and vested Performance Shares subject to adjustment upward (to a maximum of 150% of the original target number granted) or downward to zero, as follows:

•	if the Company’s RORCE rank is equal to or better than 75% of the companies in the Financial Performance Peer Group, the final number of Performance Shares will be 150% of the target number granted;

•

if the Company’s RORCE rank is between 50% and 75% of the companies in the Financial Performance Peer Group, the final number of Performance Shares shall be interpolated on a straight-line basis between 100% and 150% of the target number granted;

•

if the Company’s RORCE rank is between 25% and 50% of the companies in the Financial Performance Peer Group, the final number of Performance Shares shall be interpolated on a straight-line basis between 50% and 100% of the target number granted; and

•

if the Company’s RORCE rank is below 25% of the companies and is not the lowest in the Financial Performance Peer Group, the final number of Performance Shares shall be interpolated on a straight-line basis between 0% and 50% of the target number granted.

As a condition to receiving the Performance Share awards, each named executive has agreed to hold, while employed by the Company and for at least one year after retirement, shares of our common stock equal to at least 50% of the after-tax shares (assuming a 50% tax rate) acquired upon vesting of the Performance Shares. This holding restriction is intended to align the named executives’ interests with stockholders over the long-term and for risk mitigation purposes.

The HRC structured the vesting and the variability of the final award number as an incentive and reward for these named executives to achieve continued superior relative financial performance for the Company and its stockholders through the entire vesting period. The HRC included the hold-past-retirement condition to maintain alignment with stockholders’ interests for more than the duration of each executive’s career, to maintain the executive’s focus on long-term financial performance, and mitigate compensation-related risk.

Similar to long-term incentive compensation awards granted in 2010, the HRC chose to grant Performance Share awards in 2011 as the form of long-term incentive compensation because the HRC believes the Performance Share awards closely align management interests with stockholders’ interests. The HRC also believes that the risks to management of forfeiting all or a significant portion of the Performance Share awards is an effective performance incentive, and the ability for management to earn additional Performance Shares for superior Company performance during the performance period provides a significant retention and motivational incentive to the named executives. The HRC chose RORCE as the performance measure because it represents a profitability goal that can be accurately compared to the Financial Performance Peer Group, and it is one of the performance measures approved by stockholders in the LTICP (thereby providing tax deductibility under Section 162(m)). The HRC believes the RORCE measure effectively reflects the Company’s desire to achieve profitability with strong capital levels, capturing the importance of both performance and risk management.

In considering the amount of the Performance Share awards, the HRC reviewed total estimated fixed and variable compensation between the estimated median and 75th percentile for the Labor Market Peer Group, and the base salary and annual incentive compensation target for the named executives. The HRC determined a dollar value of the Performance Share awards to set total fixed and target variable compensation for the named executives between the estimated median and 75th percentile of the Labor Market Peer Group. The target Performance Share award value in dollars was converted to a number of shares of Company common stock using the stock price on the grant date of the Performance Share awards. Under this methodology, the HRC did not determine to award total compensation to any of the named executives outside the estimated median-to-75th percentile range.

In granting the Performance Share awards, the HRC considered the consistency of this long-term compensation with Federal Reserve guidance on incentive compensation arrangements and proposed incentive compensation rules under the Dodd-Frank Act, and the need for continued leadership by the named executives over the three-year vesting period. The HRC believes the incentives for performance and consequent rewards represented in these grants reinforce all of the Compensation Principles.

Other Compensation Components

Participation in Retirement and Other Benefit Programs.    Our named executives participate in the same benefit programs generally available to all our team members, including health, disability, and other benefit programs, and participation in the Company 401(k) Plan and qualified Cash Balance Plan (frozen in July 2009). Certain of the named executives, together with team members whose covered compensation exceeds IRC limits for qualified plans, also participated in non-qualified Supplemental 401(k) and Supplemental Cash Balance Plans prior to those plans being frozen in July 2009. Following the freezing of the plans, the Company will no longer make additional contributions for participants in these plans, although additional investment income will continue to accrue to participants’ individual accounts at the rates provided for in these plans.

Named executives and certain other highly compensated team members also can participate in our Deferred Compensation Plan. Effective January 1, 2010, the Company amended this plan to provide for supplemental Company matching contributions for any compensation deferred by a plan participant, including named executives, that would have been eligible (up to certain IRS limits) but for this deferral for a matching contribution under the Company’s 401(k) Plan.

The HRC believes these programs are similar to and competitive with those offered at other financial services companies with which we compete for management and team members. We provide information about the benefits under these plans in the Pension Benefits table and Non-Qualified Deferred Compensation table and related narrative.

Perquisites and Other Compensation.    The HRC has intentionally limited perquisites to executive officers and in 2010 reduced or eliminated almost all executive perquisite programs, including those providing for relocation-related home purchase expenses and reimbursements for financial planning services, automobile allowance, club dues, parking, and home security systems. For security or business convenience, we provide a car and driver to Mr. Stumpf, and also to Mr. Atkins prior to his resignation, primarily for business travel and occasionally for commuting.

Post-Retirement Arrangements.    We do not have employment or “golden parachute” or other severance agreements with our named executives. We have a plan that provides salary continuation for team members, including named executives, who are discharged under the circumstances stated in that plan.

As disclosed in the Summary Compensation Table, the Pension Benefits table, and “Potential Post-Employment Payments,” the Company became contractually obligated to provide a supplemental retirement benefit to Mr. Oman in 1998. The Company froze the supplemental retirement benefit on July 1, 2009, so that no additional benefits accrued after that date. The Summary Compensation Table discloses that the value of Mr. Oman’s pension benefits calculated according to applicable SEC rules increased approximately $8.0 million in 2011. This increased calculation was primarily due to Mr. Oman’s actual retirement in 2011 at age 56 and commencement of payments in 2012 at age 57, rather than retirement at age 66 as assumed in calculating pension values in prior years’ proxy statements. This acceleration of retirement caused the Company to value his pension benefits on an immediate commencement basis in 2011 rather than as a deferred benefit payable at age 66 as was done in prior years, therefore eliminating the discount to present value for his retirement age used in calculating Mr. Oman’s pension benefits in prior years. Notwithstanding this calculated 2011 pension value increase shown in the Summary Compensation Table (and in the Pension Benefits table as compared to last year’s proxy statement), the overall supplemental retirement benefit to be paid to Mr. Oman is substantially the same as disclosed in “Potential Post-Employment Payments” in last year’s proxy statement.

For further information about post-retirement benefits to the named executives, including Mr. Oman’s 1998 supplemental retirement arrangement and the Chairman/CEO Retirement Policy, see “Potential Post-Employment Payments.”

Tax Considerations.    The HRC used the Performance Policy for purposes of qualifying annual incentive compensation payable in 2011 to named executives for the full IRC Section 162(m) tax deduction. However, because salary is not considered “performance-based” under Section 162(m), that portion of base salary paid to a named executive in excess of $1 million will not be tax deductible by the Company.

Of the three elements of compensation paid to named executives in 2011, only annual base salary is not considered performance-based and is therefore subject to the $1 million deduction limit under Section 162(m). In 2011, the Company paid an aggregate of approximately $5.2 million in base salary to its named executives in excess of the combined deduction limit for these executives, thereby foregoing approximately $1.8 million in aggregate tax deductions related to named executives’ compensation, assuming a 35% corporate tax rate. Based on the Company’s 2011 income before taxes of $23.7 billion, the amount of deduction lost represents approximately 0.008% of such income. The 2011 annual incentive awards and Performance Share awards to the named executives are both performance-based compensation eligible for tax deductibility under Section 162(m). While the HRC believes the tax-deductibility of executive compensation is important, it was outweighed for 2011 executive compensation purposes by the HRC’s desire to achieve the strategic and compensation goals described herein.

Conclusion

The HRC believes that its compensation decisions for the named executives in 2011 were consistent with the Compensation Principles. Based on the considerations described herein, the HRC and the Company believe the compensation paid to the named executives for 2011 was reasonable and appropriate.

Executive Compensation Tables

The following tables, accompanying footnotes and narrative provide information about compensation paid to the Company’s named executives as described in the CD&A.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)(2)	Stock Awards ($)(3)(4)		Option Awards ($)(6)	Non-Equity Incentive Compensation ($)(7)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(8)(9)		All Other Compensation ($)(10)	Total ($)
(a)	(b)	(c)	(e)		(f)	(g)	(h)		(i)	(j)
John G. Stumpf Chmn., Pres. & CEO	2011	2,800,000	12,000,026		—	3,100,000	1,928,295		14,700	19,843,021
	2010	3,239,847	11,000,009		—	3,300,000	1,405,335		28,531	18,973,722
	2009	5,600,000	13,083,386		—	—	2,584,375		72,786	21,340,547
Timothy J. Sloan Sr. Exec. VP & CFO	2011	1,331,402	5,500,004	(5)	—	1,400,000	87,786		14,700	8,333,892
Howard I. Atkins (1) Former Sr. Exec. VP & CFO	2011	176,538	—		462,482	—	83,133	(1)	14,700	736,853
	2010	1,957,492	5,500,018		77,300	1,700,000	77,138		14,700	9,326,648
	2009	3,339,156	6,811,260		1,297,622	—	118,425		56,848	11,623,311
David M. Carroll Sr. Exec. VP, Wealth, Brokerage & Retirement	2011	1,500,000	5,000,026		—	1,400,000	96,227		14,700	8,010,953
	2010	1,374,329	4,969,072		—	1,500,000	64,187		14,700	7,922,288
	2009	700,000	—		2,520,000	10,940,024	109,957		32,789	14,302,770
David A. Hoyt Sr. Exec. VP, Wholesale Banking	2011	2,000,000	6,500,022		—	1,875,000	151,930		14,700	10,541,652
	2010	2,293,231	6,500,002		1,766,934	2,000,000	190,389		14,700	12,765,256
	2009	3,866,667	7,072,142		2,203,740	—	289,611		45,071	13,477,231
Mark C. Oman (1) Former Sr. Exec. VP, Home & Consumer Finance	2011	1,838,462	5,000,026		155,711	1,400,000	7,957,453	(1)	76,238	16,427,890
	2010	2,293,231	5,000,027		—	1,500,000	879,850		14,700	9,687,808
	2009	3,866,667	7,072,142		—	—	1,727,842		54,979	12,721,630
Carrie L. Tolstedt	2011	1,700,000	5,500,004		—	1,400,000	84,172		14,700	8,698,876
Sr. Exec. VP, Community Banking	2010	1,542,912	5,500,018	(5)	—	1,235,000	115,271		14,700	8,407,901

(1)	In addition to our CEO, CFO and the three other most highly compensated individuals who were executive officers as of December 31, 2011, pursuant to SEC rules, we include compensation information for Mr. Atkins, who served as CFO for a portion of 2011, and Mr. Oman, who would have been one of our three most highly compensated executive officers in 2011 but for his retirement on December 1, 2011. Mr. Atkins resigned as CFO on February 8, 2011 and retired as an employee on August 6, 2011. In determining Mr. Oman’s inclusion as a named executive under applicable SEC rules, the Company excluded amounts shown in column (h).

As described in footnote (8) below, the change in Mr. Oman’s pension value for 2011 shown in column (h) is primarily due to the change in his assumed retirement age used in calculating this benefit pursuant to SEC rules. As provided under those rules, Mr. Oman’s 2011 retirement benefit is calculated based on his actual age at retirement (56), his years of credited service with Wells Fargo (30), and the immediate payment of this benefit in 2012; his assumed retirement benefit in prior years’ proxy statements was calculated based on various actuarial assumptions, including his hypothetical future retirement date and age (66) and then discounted to present value.

Notwithstanding this calculated 2011 pension value increase shown in column (h), the overall retirement benefit to be paid to Mr. Oman ($12.2 million) is substantially the same amount disclosed in “Potential Post-Employment Payments” in last year’s proxy statement. See also the discussion of Mr. Oman’s retirement benefits in the CD&A, the information in the Pension Benefits table, footnotes and related narrative, and the discussion of his 1998 supplemental retirement arrangement under “Potential Post-Employment Payments—Supplemental Retirement Arrangement—Mark Oman” below.

(2)	The amounts shown as salary in column (c) reflect the following annual base salaries established in March 2010 for those named executives who were executive officers at that time: Mr. Stumpf—$2,800,000; Mr. Atkins—$1,700,000; Mr. Carroll—$1,500,000; Mr. Hoyt—$2,000,000; Mr. Oman—$2,000,000; and Ms. Tolstedt—$1,700,000. The annual base salaries for these named executives have not changed since March 2010, except as noted below for Mr. Sloan. The amount shown as salary for Messrs. Atkins and Oman represents that portion of his respective base salary paid, in the case of Mr. Atkins, through the last payroll period applicable to his resignation date and, in the case of Mr. Oman, through his December 1, 2011 retirement date. The amount shown as salary for Mr. Sloan reflects the increase of his base salary to $1,500,000 effective in March 2011 in light of his increased responsibilities following his appointment as CFO.

(3)	The 2011 stock awards included in column (e) consist of Performance Shares, which will vest, if at all, in the first quarter of 2014, subject to the Company’s achievement of certain performance conditions for the three-year period ending December 31, 2013. Mr. Atkins was not awarded any Performance Shares in 2011 because he resigned as CFO before the grant date. The value shown for each of these awards is its grant date fair value calculated by multiplying the target number of shares subject to the award by $31.38, the NYSE closing price per share on the grant date. The target number of Performance Shares for purposes of calculating the value is the number of shares that would be earned for achieving the median performance for the performance period. See footnote (4) below. The table below shows the grant date, the target number of Performance Shares, the grant date per share fair value, and total grant date fair value for the 2011 stock awards shown in column (e).

Name	Grant Date	Performance Shares (#)	Per Share Fair Value ($)	Total Grant Date Fair Value ($)
Mr. Stumpf	2/22/2011	382,410	31.38	12,000,026
Mr. Sloan	2/22/2011	175,271	31.38	5,500,004
Mr. Carroll	2/22/2011	159,338	31.38	5,000,026
Mr. Hoyt	2/22/2011	207,139	31.38	6,500,022
Mr. Oman	2/22/2011	159,338	31.38	5,000,026
Ms. Tolstedt	2/22/2011	175,271	31.38	5,500,004

For more information about the valuation model used to calculate the grant date fair value of stock awards, refer to “Note 19 (Common Stock and Stock Plans)” to our 2011 financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2011.

(4)

The Performance Shares referred to in footnote (3) and included in column (e) are subject to adjustment upward (to a maximum of 150% of the target award) or downward (to zero) depending upon the achievement of certain performance conditions based on the average of the Company’s RORCE for the three fiscal years ending on December 31, 2011, 2012 and 2013, and ranked in comparison to the average RORCE for each company in the Financial Performance Peer Group for the same three fiscal years. Because the achievement of these performance conditions depends upon the occurrence of market-related future events, the total grant date fair value of the Performance Shares included in column (e) is calculated using the target number of shares underlying these awards and a per share fair value based on the NYSE closing price per share of common stock of $31.38 on the grant date.

Assuming that the Company’s performance during the measurement period results in the maximum number of Performance Shares vesting, each named executive would be entitled to receive the following number of Performance Shares having the related total grant date value shown after his or her name: Mr. Stumpf—573,615 Performance Shares, $18,000,039; Mr. Sloan—262,906 Performance Shares, $8,249,990; Mr. Carroll—239,007 Performance Shares, $7,500,040; Mr. Hoyt—310,708 Performance Shares, $9,750,017; Mr. Oman—239,007 Performance Shares, $7,500,040; and Ms. Tolstedt—262,906 Performance Shares, $8,249,990.

Additional information about the Performance Shares appears in the CD&A and in the Grants of Plan-Based Awards table, footnotes and related narrative.

(5)	The amount of stock awards shown in column (e) does not include the following RSR grants as a portion of annual incentive awards earned for years prior to becoming a named executive: 22,839 RSRs granted to Mr. Sloan on February 22, 2011 as a portion of his 2010 annual incentive award with a grant date fair value of $716,688 based on the NYSE closing price per share on grant date; and 12,215 RSRs granted to Ms. Tolstedt on February 23, 2010 as a portion of her 2009 annual incentive award with a grant date fair value of $333,347 based on the NYSE closing price per share on grant date. Since such RSRs were for service commencing in the prior year (2010 in the case of Mr. Sloan and 2009 in the case of Ms. Tolstedt), such RSR grants were not reported as compensation in the year of grant (2011 in the case of Mr. Sloan and 2010 in the case of Ms. Tolstedt). The potential for an annual incentive award was originally communicated to each of Mr. Sloan and Ms. Tolstedt as a cash incentive award, and such annual incentive award would have been reported as non-equity incentive compensation in column (g) for Mr. Sloan in 2010 and Ms. Tolstedt in 2009 if such executive had been a named executive officer for the respective year. See also footnote (7) below and footnote (5) to the Outstanding Equity Awards at Fiscal Year-End table.

(6)	The option awards shown in column (f) for 2011 represent the following grants of “reload” options: Mr. Atkins—117,980 shares of common stock at an exercise price per share of $31.89; and Mr. Oman—39,222 shares of common stock at an exercise price per share of $31.89. The exercise price for each reload option was equal to the NYSE closing price of common stock on the date of the respective reload grant. These reload options were automatically granted to Messrs. Atkins and Oman upon the exercise of original options granted in 2001 that had the reload feature. Additional information about reload options appears in the Grants of Plan-Based Awards table and related narrative following that table.

The value of each of the option awards shown in column (f) represents its total grant date fair value based on a fair value per option share calculated using a Black-Scholes valuation model reflecting the assumptions for each option shown in the table below as to option term, annual stock price volatility, annual dividend rate, and risk-free interest rate.

Name	No. of Options	Fair Value Per Option Share	Expected Option Term	Annual Price Volatility	Annual Dividend Rate	Risk-Free Interest Rate
Mr. Atkins	117,980	$3.92	.95	33.14%	$.48	.25%
Mr. Oman	39,222	3.97	.99	31.70%	.20	.27%

The total grant date fair values for the 2009 and 2010 option awards for the named executives were also calculated based on a fair value per option share using a Black-Scholes valuation model reflecting assumptions similar in type to those described above for 2011 option awards. For more information about the valuation model used to calculate the grant date fair value of option awards, refer to “Note 19 (Common Stock and Stock Plans)” to our 2011 financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2011.

(7)	Amounts shown in column (g) for 2011 reflect the annual incentive awards to the named executives. As discussed in the CD&A, a portion of the 2011 award was paid in RSRs. The number of shares of Company common stock subject to the award was determined by dividing the amount of the stock portion of the award by $31.37, the NYSE closing price of Company common stock on February 28, 2012, the grant date. These RSRs will vest in three equal annual installments, beginning on March 15, 2013. Amounts awarded to the named executives are as follows: Mr. Stumpf—22,315 shares; Mr. Sloan—4,251 shares; Mr. Carroll—4,251 shares; Mr. Hoyt—9,298 shares; Mr. Oman—4,251 shares; and Ms. Tolstedt—4,251 shares. Mr. Atkins did not receive an annual incentive award for 2011. Although the RSRs were granted in 2012, they reflect compensation earned by the named executives for 2011 performance.

Amounts shown in column (g) for 2010 reflect the annual incentive award to the named executives for that year, a portion of which award was also paid in the form of RSRs. The number of shares of Company common stock subject to the 2010 award was determined by dividing the amount of the stock portion of the award by $31.38, the NYSE closing price of Company common stock on February 22, 2011, the grant date. Amounts awarded to the named executives were as follows: Mr. Stumpf—24,432 shares; Mr. Atkins—7,436 shares; Mr. Carroll—5,312 shares; Mr. Hoyt—10,623 shares; Mr. Oman—5,312 shares; and Ms. Tolstedt—2,497 shares. Although the RSRs were granted in 2011, they reflect compensation earned by the named executives for 2010 performance.

(8)	The information shown in column (h) represents the change in the pension value of each named executive’s benefits under the Company Cash Balance and Supplemental Cash Balance Plans, measured as of December 31, 2011. Column (h) also includes the change in the pension value of Mr. Hoyt’s annuity contract. For named executives other than Mr. Atkins and Mr. Oman, both of whom retired during 2011, the change in the pension value of these benefits was calculated using certain actuarial and other assumptions used to compute the value of these benefits as of that date. These assumptions are discussed in “Note 19 (Employee Benefits and Other Expenses)” to our 2011 financial statements, and also in the narrative following the Pension Benefits table under “Post-Retirement Benefits—Valuation of Accumulated Benefits under the Combined Plans.” Additional information about Mr. Oman’s final retirement benefit appears in footnote (1) to this table, and also under “Post-Retirement Arrangements” in the CD&A, and “Potential Post-Employment Payments” below.

(9)	Except as described below for Mr. Carroll, none of the named executives received any above-market or preferential earnings on deferred compensation in 2009 through 2011, and the amounts shown in column (h) for Messrs. Stumpf, Sloan, Atkins, Hoyt, Oman and Ms. Tolstedt do not include any earnings on deferred compensation. The amount shown in column (h) for Mr. Carroll includes above-market interest of $10,933 earned on amounts deferred by him under the Wachovia Corporation Executive Deferred Compensation Plan I and Wachovia Corporation Executive Deferred Compensation Plan II, calculated at a rate per annum equal to the prime rate averaged over four quarters plus 2%. These Wachovia deferred compensation plans were frozen prior to the Wachovia merger, and neither Mr. Carroll nor any other participants may make additional deferrals under, nor may any new team members participate in these plans, although interest will continue to accrue on previously deferred amounts.

(10)	For each named executive, “All Other Compensation” consists of Company matching contributions of $14,700 to the Company’s 401(k) Plan. For Mr. Oman, column (i) also includes $61,538 representing the cash equivalent he received for 8 days of accrued paid-time-off (vacation) benefits he had not used as of his retirement date. All employees who terminate employment with the Company, including upon retirement, are entitled to receive a similar cash payment for any accrued, but unused paid-time-off benefits as of the date of termination.

GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	Estimated Possible Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options (3)		Exercise or Base Price of Option Awards	Closing Price of Stock on Date of Grant	Grant Date Fair Value of Stock and Option Awards

		Threshold	Target	Maximum	Threshold	Target	Maximum
		($)	($)	($)	(#)	(#)	(#)	(#)	(#)		($/Sh)	($/Sh)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)		(k)	(l)	(m)
John G. Stumpf	2/22/2011	—	3,100,000	—	—	—	—	—	—		—	—	—
	2/22/2011	—	—	—	—	382,410	573,615	—	—		—	31.38	12,000,026

Timothy J. Sloan	2/22/2011	—	750,000	1,500,000	—	—	—	—	—		—	—	—
	2/22/2011	—	—	—	—	175,271	262,906	—	—		—	31.38	5,500,004

Howard I. Atkins	3/21/2011	—	—	—	—	—	—	—	117,980	(R)	31.89	31.89	462,482

David M. Carroll	2/22/2011	—	750,000	1,500,000	—	—	—	—	—		—	—	—
	2/22/2011	—	—	—	—	159,338	239,007	—	—		—	31.38	5,000,026

David A. Hoyt	2/22/2011	—	1,000,000	2,000,000	—	—	—	—	—		—	—	—
	2/22/2011	—	—	—	—	207,139	310,708	—	—		—	31.38	6,500,022

Mark C. Oman	2/22/2011	—	1,000,000	2,000,000	—	—	—	—	—		—	—	—
	2/22/2011	—	—	—	—	159,338	239,007	—	—		—	31.38	5,000,026
	1/20/2011	—	—	—	—	—	—	—	39,222	(R)	31.89	31.89	155,711

Carrie L. Tolstedt	2/22/2011	—	850,000	1,700,000	—	—	—	—	—		—	—	—
	2/22/2011	—	—	—	—	175,271	262,906	—	—		—	31.38	5,500,004

(1)	Our Performance Policy under which we make annual incentive compensation awards to named executives is a “non-equity” incentive plan under SEC rules. The amounts shown in columns (d) and (e) represent the 2011 estimated possible future payment of awards to the named executives upon satisfaction of performance conditions established pursuant to the Performance Policy, except that the amount shown in column (d) for Mr. Stumpf represents his actual 2011 incentive award. Due to his resignation as CFO in February 2011, Mr. Atkins did not receive a 2011 incentive award. As discussed in the CD&A, the HRC did not establish a pre-determined target and maximum incentive award opportunity for Mr. Stumpf to retain greater discretion in determining his annual incentive award. As permitted by SEC rules, Mr. Stumpf’s actual 2011 incentive award is presented as his “target” payout in column (d). The actual awards for all named executives are set forth in column (g) of the Summary Compensation Table. A portion of the actual awards was paid to the named executives in RSRs. See footnote (7) to the Summary Compensation Table.

(2)	The potential equity incentive plan awards shown in columns (g) and (h) represent Performance Share awards included in column (e) of the Summary Compensation Table and discussed in footnotes (3) and (4) to that table. Additional information regarding the terms of these awards appears in the narrative following this table.

(3)	The options shown in column (j) for Messrs. Atkins and Oman designated with an “(R)” are reload option grants. These reload option grants were automatically granted upon the exercise of the related underlying original stock option using shares of Company common stock to pay the exercise price and are immediately exercisable. Under the LTICP, the term of each reload option is the same as the remaining term of the original option to which it relates. No original options having the reload feature have been granted under the LTICP since 2003. The reload option grants to Messrs. Atkins and Hoyt relate to original option grants made in 2001.

Additional Information about the Grants of Plan-Based Awards Table

As described in footnote (7) to the Summary Compensation Table, the HRC granted the number of RSRs shown in that footnote under the LTICP in February 2012 to the named executives (except for Mr. Atkins) for a portion of the final payout of their potential 2011 incentive award amounts shown in columns (d) and (e) in the above table. The HRC also granted the Performance Shares shown in columns (g) and (h) of the table to the named executives in February 2011. We provide certain information about the material terms of the RSRs and Performance Shares below. Additional information about the terms of these awards appears in the CD&A and, with respect to the Performance Shares, in footnotes (3) and (4) to the Summary Compensation Table.

As a condition to receiving any Performance Share and/or RSR award, the named executives have agreed to hold, while employed by the Company and for at least one year after retirement, shares of Company common stock equal to at least 50% of the after-tax shares (assuming a 50% tax rate) acquired upon vesting of the Performance Shares and/or RSRs. Each Performance Share and RSR represents the right to receive one share of Company common stock upon vesting, net of applicable withholding taxes. Each of the Performance Share and RSR awards also includes the right to receive dividend equivalents in the form of additional Performance Shares or RSRs, as applicable. These additional Performance Shares and RSRs will be distributed in shares of Company common stock when and if, the underlying Performance Shares and/or RSRs vest and are distributed. The HRC may reduce, delay vesting, revoke, cancel or impose additional conditions and restrictions on these awards to comply with any applicable law or regulations.

RSRs.    The RSRs granted to the named executives as a portion of their annual incentive compensation payout vest in three equal annual installments beginning on March 15, 2013. Additional information about these RSRs appears in footnote (7) to the Summary Compensation Table. These RSR grants contain the other terms and are subject to the holding requirement discussed above and to the “clawback” policy described below.

Performance Shares.    On February 22, 2011, the HRC granted Performance Shares under the LTICP to each named executive, other than Mr. Atkins, subject to the achievement of specified performance criteria and satisfaction of additional conditions summarized below. Mr. Atkins was not awarded any Performance Shares because he resigned as CFO before the grant date. The awards will vest after three years in the first quarter of 2014, with the target number of Performance Shares for each of these named executives subject to adjustment upward (to a maximum of 150% of the original target amount granted) or downward (to zero) based on the Company’s RORCE relative to the Financial Performance Peer Group performance over the three year period ending December 31, 2013 with respect to the specified performance criteria discussed below. Each Performance Share entitles the holder to receive one share of Company common stock upon vesting plus dividend equivalents reinvested as additional Performance Shares from the date of grant, subject to the same vesting terms. The potential target and maximum share amounts of these awards are shown for each of these named executives in columns (g) and (h) above.

The vesting and determination of the final number of Performance Shares is based upon the “Company’s RORCE Ranking” as of December 31, 2013. This ranking is determined by calculating the average of the Company’s RORCE for the three years ending December 31, 2011, 2012, and 2013 and then ranking the resulting average relative to the RORCE averages for the companies in the Financial Performance Peer Group for the same three-year period. As explained in the CD&A, if the Company’s RORCE rank is equal to or better than 75% of the companies in the Financial Performance

Peer Group at the end of this period, the named executives who received 2011 Performance Share awards will be entitled to receive a final number of Performance Shares equal to the maximum number shown in column (h) above. If the Company’s RORCE rank is between 50% and 75% of the companies in the Financial Performance Peer Group, the named executive will be entitled to receive a final number of Performance Shares interpolated on a straight-line basis between 100% and 150% of the target number shown in column (g). This target number, and thus the named executives’ final Performance Share award, is subject to downward adjustment on a straight-line basis (and potentially to zero) if the Company’s RORCE rank falls below 50% of the companies in the Financial Performance Peer Group.

Named executives who received an award of Performance Shares will forfeit this award if employment with the Company terminates prior to the vesting date for the Performance Shares, other than because of death, permanent disability or retirement. Upon the named executive’s retirement prior to the vesting date for the Performance Shares, the award will continue to vest in accordance with its terms on the scheduled vesting date provided the executive meets certain additional vesting conditions following termination of employment through that vesting date. Those additional conditions are (1) complying with the terms of an agreement with the Company regarding non-disclosure of trade secrets and other confidential information, and the non-solicitation of team members and customers, (2) complying with specified non-disparagement requirements, and (3) not performing services as an officer, director, employee, consultant or otherwise for any business which is in competition with any line of business of the Company or its affiliates for which the named executive had executive responsibilities while employed by the Company or its affiliates and which does business in any location in the geographic footprint of the Company in which the executive had executive responsibilities. In addition, these awards are also subject to recovery or “clawback” in certain circumstances under the Company’s clawback policy described below.

Clawback Policy.    As a compensation risk management element, the Company has had in place a clawback policy since 2006 to deter compensation-related misconduct by executive officers. This policy allows the Company to recover incentive compensation paid to any executive officer on the basis of having met or exceeded performance goals if that performance was due to fraud or other intentional misconduct. The Company subsequently supplemented this policy with an overlapping clawback policy that requires all executive officers, as well as the next 20 most highly compensated employees, to forfeit previously awarded compensation if the payments were based on materially inaccurate financial statements or any other criteria that are later proven to be materially inaccurate. This policy also provides for specific enforcement mechanisms to implement the Company’s right to recoup payments under the policy.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END (1)

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)(2)		(c)(3)	(e)	(f)	(g)(4)(7)		(h)	(i)(6)(7)	(j)
John G. Stumpf	550,260		—	28.43	2/24/2014	—		—	—	—
	597,020		—	29.91	2/22/2015	—		—	—	—
	190,880		—	30.67	8/1/2015	—		—	—	—
	774,200		—	32.25	2/28/2016	—		—	—	—
	226,812	(R)	—	32.52	2/25/2013	—		—	—	—
	120,040		—	32.93	6/27/2016	—		—	—	—
	96,505	(R)	—	36.67	2/26/2012	—		—	—	—
	201,402	(R)	—	36.67	2/25/2013	—		—	—	—
	800,000		—	34.39	2/27/2017	—		—	—	—
	204,800	(R)	—	36.28	2/26/2012	—		—	—	—
	400,000		—	35.06	6/26/2017	—		—	—	—
	2,000,000		—	31.40	2/26/2018	—		—	—	—
	—		—	—	—	37,232		1,026,111	—	—
	—		—	—	—	24,828		684,250	—	—
	—		—	—	—	—		—	389,240	10,727,466
	—		—	—	—	—		—	409,282	11,279,808
	—		—	—	—	—		—	388,603	10,709,894
Timothy J. Sloan	70,599		—	22.62	2/25/2013	—		—	—	—
	220,100		—	28.43	2/24/2014	—		—	—	—
	238,820		—	29.91	2/22/2015	—		—	—	—
	60,094	(R)	—	31.21	2/26/2012	—		—	—	—
	61,814	(R)	—	30.97	2/26/2012	—		—	—	—
	61,688	(R)	—	31.80	2/26/2012	—		—	—	—
	258,080		—	32.25	2/28/2016	—		—	—	—
	120,040		—	32.93	6/27/2016	—		—	—	—
	64,750	(R)	—	35.42	2/25/2013	—		—	—	—
	60,845	(R)	—	36.56	2/25/2013	—		—	—	—
	392,380		—	34.39	2/27/2017	—		—	—	—
	494,080		—	31.40	2/26/2018	—		—	—	—
	363,678		213,333	13.05	2/24/2019	—		—	—	—
	—		—	—	—	24,587		677,621	—	—
	—		—	—	—	160,336		4,418,867	—	—
	—		—	—	—	23,209	(5)	639,636	—	—
	—		—	—	—	—		—	178,109	4,908,694
Howard I. Atkins	20,744		—	22.62	2/25/2013	—		—	—	—
	343,920		—	28.43	2/24/2014	—		—	—	—
	464,360		—	29.91	2/22/2015	—		—	—	—
	127,260		—	30.67	8/1/2015	—		—	—	—
	16,718	(R)	—	31.20	2/25/2013	—		—	—	—
	580,660		—	32.25	2/28/2016	—		—	—	—
	16,234	(R)	—	34.35	2/25/2013	—		—	—	—
	60,020		—	32.93	6/27/2016	—		—	—	—
	21,326	(R)	—	35.44	2/25/2013	—		—	—	—
	560,540		—	34.39	2/27/2017	—		—	—	—
	67,976	(R)	—	35.67	2/25/2013	—		—	—	—
	89,519	(R)	—	35.98	2/25/2013	—		—	—	—
	691,700		—	31.40	2/26/2018	—		—	—	—
	—		—	—	—	131,930		3,635,993	—	—
	—		—	—	—	7,556		208,255	—	—
	—		—	—	—	—		—	194,620	5,363,733
	—		—	—	—	—		—	204,641	5,639,918

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)(2)		(c)(3)	(e)	(f)	(g)(4)(7)	(h)	(i)(6)(7)	(j)
David M. Carroll	23,627		—	190.76	4/16/2012	—	—	—	—
	29,552		—	188.00	4/22/2013	—	—	—	—
	19,119		—	224.26	4/19/2014	—	—	—	—
	17,641		—	253.04	4/18/2015	—	—	—	—
	21,441		—	281.52	3/31/2016	—	—	—	—
	7,023		—	293.12	2/20/2017	—	—	—	—
	16,351		—	169.72	2/19/2018	—	—	—	—
	16,221		—	205.93	2/19/2018	—	—	—	—
	18,924		—	241.09	2/19/2018	—	—	—	—
	9,482		266,666	13.05	2/24/2019	—	—	—	—
	—		—	—	—	37,095	1,022,331	—	—
	—		—	—	—	5,398	148,769	—	—
	—		—	—	—	—	—	186,038	5,127,208
	—		—	—	—	—	—	161,918	4,462,470
David A. Hoyt	437,407		—	23.30	2/26/2012	—	—	—	—
	378,464		—	22.62	2/25/2013	—	—	—	—
	619,040		—	28.43	2/24/2014	—	—	—	—
	597,020		—	29.91	2/22/2015	—	—	—	—
	127,260		—	30.67	8/1/2015	—	—	—	—
	709,680		—	32.25	2/28/2016	—	—	—	—
	60,020		—	32.93	6/27/2016	—	—	—	—
	672,650		—	34.39	2/27/2017	—	—	—	—
	239,711	(R)	—	29.52	2/25/2013	—	—	—	—
	823,460		—	31.40	2/26/2018	—	—	—	—
	156,754	(R)	—	32.45	2/26/2012	—	—	—	—
	—		—	—	—	152,545	4,204,140	—	—
	—		—	—	—	10,795	297,511	—	—
	—		—	—	—	—	—	194,620	5,363,733
	—		—	—	—	—	—	241,848	6,665,337
	—		—	—	—	—	—	210,493	5,801,199
Mark C. Oman	577,760		—	28.43	2/24/2014	—	—	—	—
	169,262	(R)	—	28.82	2/25/2013	—	—	—	—
	87,558	(R)	—	28.82	2/26/2012	—	—	—	—
	184,562	(R)	—	29.71	2/26/2012	—	—	—	—
	597,020		—	29.91	2/22/2015	—	—	—	—
	162,276	(R)	—	30.97	2/25/2013	—	—	—	—
	127,260		—	30.67	8/1/2015	—	—	—	—
	709,680		—	32.25	2/28/2016	—	—	—	—
	152,876	(R)	—	34.44	2/25/2013	—	—	—	—
	60,020		—	32.93	6/27/2016	—	—	—	—
	122,006	(R)	—	35.60	2/26/2012	—	—	—	—
	672,650		—	34.39	2/27/2017	—	—	—	—
	823,460		—	31.40	2/26/2018	—	—	—	—
	—		—	—	—	152,545	4,204,140	—	—
	—		—	—	—	5,398	148,770	—	—
	—		—	—	—	—	—	194,620	5,363,733
	—		—	—	—	—	—	186,038	5,127,208
	—		—	—	—	—	—	161,918	4,462,470

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)(2)		(c)(3)	(e)	(f)	(g)(4)(7)		(h)	(i)(6)(7)	(j)
Carrie L. Tolstedt	378,292		—	28.43	2/24/2014	—		—	—	—
	398,020		—	29.91	2/22/2015	—		—	—	—
	48,818	(R)	—	30.50	2/25/2013	—		—	—	—
	451,620		—	32.25	2/28/2016	—		—	—	—
	92,918	(R)	—	33.32	2/25/2013	—		—	—	—
	140,704	(R)	—	35.46	2/25/2013	—		—	—	—
	420,410		—	34.39	2/27/2017	—		—	—	—
	155,294	(R)	—	35.06	2/26/2012	—		—	—	—
	25,700	(R)	—	35.06	2/25/2013	—		—	—	—
	56,040		—	35.06	6/26/2017	—		—	—	—
	34,112	(R)	—	26.95	2/26/2012	—		—	—	—
	625,830		—	31.40	2/26/2018	—		—	—	—
	521,526		260,762	13.05	2/24/2019	—		—	—	—
	—		—	—	—	107,567		2,964,537	—	—
	—		—	—	—	8,335		229,701	—	—
	—		—	—	—	2,537	(5)	69,932	—	—
	—		—	—	—	—		—	204,641	5,639,918
	—		—	—	—	—		—	178,109	4,908,694

(1)	In accordance with SEC rules, this table does not include stock awards granted in February 2012.

(2)	The options shown in column (b) designated with an “(R)” are reload option grants. These reload option grants were automatically granted to each named executive upon his or her exercise of the related underlying original stock option having the reload feature, using shares of Company common stock to pay the exercise price, and are immediately exercisable. Under the LTICP, the term of each reload option is the same as the remaining term of the original option to which it relates. The original options to which each reload option grant shown in column (b) relates were granted on or before February 25, 2003. No original options having the reload feature have been granted under the LTICP since that date.

(3)	The unvested portion of options shown in column (c) having terms expiring on February 24, 2019 will vest in full on the anniversary of their grant date occurring in 2012.

(4)	The unvested units of stock shown for each named executive in column (g) represent RSRs and dividend equivalents credited in the form of additional RSRs, which will vest when and as the related RSR vests. The table below provides information about the vesting period for each RSR and related dividend equivalents:

Name	Outstanding RSRs and Dividend Equivalents (column (g))	Vesting Period
Mr. Stumpf	37,232	In full on August 3, 2012
	24,828	In three equal installments on March 15, 2012, 2013 and 2014
Mr. Sloan	24,587	In two equal installments on March 15, 2012 and 2013
	160,336	25% on March 15, 2013, 30% on March 15, 2014 and 40% on March 15, 2015*
	23,209	In three equal installments on March 15, 2012, 2013 and 2014
Mr. Atkins	131,930	30% on each of July 1, 2012 and July 1, 2013, 40% on July 1, 2014
	7,556	In three equal installments on March 15, 2012, 2013 and 2014
Mr. Carroll	37,095	In full on December 24, 2012
	5,398	In three equal installments on March 15, 2012, 2013 and 2014
Mr. Hoyt	152,545	30% on each of July 1, 2012 and July 1, 2013, 40% on July 1, 2014
	10,795	In three equal installments on March 15, 2012, 2013 and 2014
Mr. Oman	152,545	30% on each of July 1, 2012 and July 1, 2013, 40% on July 1, 2014
	5,398	In three equal installments on March 15, 2012, 2013 and 2014
Ms. Tolstedt	107,567	30% on each of July 1, 2012 and July 1, 2013, 40% on July 1, 2014
	8,335	In two equal installments on March 15, 2012 and 2013
	2,537	In three equal installments on March 15, 2012, 2013 and 2014

*	Because Mr. Sloan would become retirement eligible prior to final vesting of the indicated RSR, 5% of the RSR and related dividend equivalents vested in November 2010 to provide for payment of tax withholding obligations on the RSR award.

(5)	The RSRs referenced for Mr. Sloan were granted in February 2011, and the RSRs referenced for Ms. Tolstedt were granted in February 2010 under the LTICP as a portion of his 2010, and her 2009 annual incentive awards, respectively. See footnote (5) to the Summary Compensation Table.

(6)	The number of shares shown in column (i) represent the target amount of (1) the Performance Shares granted during 2009 that will vest in full if at all during the first quarter of 2013, subject to the

HRC’s determination that the Company has met as of December 31, 2012, certain performance criteria specified in the award; (2) the Performance Shares granted during 2010 that will vest in full if at all in the third quarter of 2013, subject to the HRC’s determination that the Company has met as of June 30, 2013, certain performance criteria specified in the award; and (3) the Performance Shares granted in 2011 that will vest in full if at all in the first quarter of 2014, subject to the HRC’s determination that the Company has met as of December 31, 2013, certain performance criteria specified in the award. See the CD&A—2011 Long-Term Incentive Compensation.

(7)	As stated in footnotes (4) and (6), the number of RSRs shown in column (g) and the number of Performance Shares shown in column (i) include dividend equivalents credited in the form of, respectively, unvested additional RSRs and Performance Shares. These additional RSRs and Performance Shares were calculated based on dividends paid on the Company’s common stock and the NYSE closing price per share of Company common stock on each dividend payment date. As of December 31, 2011, each named executive was credited with the following number of dividend equivalents in the form of additional RSRs and Performance Shares: Mr. Stumpf, 1,452 RSRs and 24,532 Performance Shares; Mr. Sloan, 4,620 RSRs and 2,838 Performance Shares; Mr. Atkins, 4,113 RSRs and 9,170 Performance Shares; Mr. Carroll, 1,005 RSRs and 6,534 Performance Shares; Mr. Hoyt, 4,789 RSRs and 13,315 Performance Shares; Mr. Oman, 4,703 RSRs and 11,355 Performance Shares; and Ms. Tolstedt, 3,488 RSRs and 7,188 Performance Shares.

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
(a)	(b)	(c)	(d)	(e)
John G. Stumpf	—	—	73,766	2,013,813
Timothy J. Sloan	62,989	1,299,463	—	—
			12,098	390,391
Howard I. Atkins	8,472	11,437	—	—
	8,247	23,902
	11,907	70,489
	7,985	8,544
	142,792	1,217,302
David M. Carroll	154,473	2,048,312
	102,712	1,997,748	—	—
			74,189	2,062,467
David A. Hoyt	178,875	642,161	—	—
Mark C. Oman	134,292	373,332	—	—
	39,222	70,207
	40,000	72,000
	45,860	325,606
Carrie L. Tolstedt	—	—	4,101	132,351

(1)	For purposes of column (c), the “value realized” on exercise of an option, including a reload option, means the amount equal to the difference between the option exercise price and the NYSE closing share price of our common stock on the date of exercise.

(2)	The number of shares shown in column (e) represents RSRs and related dividend credits in the form of additional RSRs that vested on various dates during 2011. The “value realized” upon the vesting of these RSRs and dividend credits is equal to the number of shares vested times the NYSE closing share price of our common stock on each applicable vesting date.

Post-Employment Compensation

During 2011, our named executives were eligible to participate in the following two plans that provide post-employment compensation:

•	Wells Fargo 401(k) Plan

•	A defined contribution plan intended to qualify under the IRC as both an employee stock ownership plan and a 401(k) cash or deferred arrangement and to comply with ERISA.

•

U.S. team members who have completed one month of service are eligible to participate. After completion of one year of service, participants will be eligible to receive Company matching and discretionary profit sharing contributions. U.S. team members in positions classified as “flexible” are not eligible to participate.

•	Information about the amount of Company contributions in 2011 for each named executive appears in column (i) and footnote (10) of the Summary Compensation Table.

•	Wells Fargo Deferred Compensation Plan

•	An unfunded non-qualified deferred compensation plan subject to IRC 409A.

•

Allows certain members of management and highly compensated team members to defer receipt of compensation that would otherwise be currently paid to them until a future date as selected by the team member. The amount deferred includes both employee and employer contributions.

•	Any team member who has been selected for participation is eligible to participate in any given deferral year.

•	Information about the named executives’ participation, including benefits accrued in 2011, appears in the Non-Qualified Deferred Compensation table, footnotes, and accompanying narrative below.

Our named executives, except Mr. Carroll, were eligible to participate in the following plans that provide post-employment compensation until such plans were frozen on July 1, 2009:

•	Wells Fargo Cash Balance Plan

•	A defined benefit pension plan intended to qualify under the IRC and comply with ERISA.

•	Prior to the freeze, U.S. team members who had completed one year of service with the Company or a participating subsidiary automatically participated.

•	Information about the named executives’ benefits appears in the Pension Benefits table, footnotes and accompanying narrative below.

•	Wells Fargo Supplemental Cash Balance Plan

•	An unfunded non-qualified deferred compensation plan subject to IRC Section 409A.

•

Prior to the freeze, team members who completed one year of service and who lost benefits under the qualified Wells Fargo Cash Balance Plan due to IRC imposed limits or due to deferrals under the Wells Fargo Deferred Compensation Plan were eligible to participate.

•	Information about the named executives’ benefits appears in the Pension Benefits table, footnotes and accompanying narrative below.

•	Wells Fargo Supplemental 401(k) Plan

•	An unfunded non-qualified deferred compensation plan subject to IRC Section 409A.

•

Prior to the freeze, team members who completed one year of service and who lost benefits under the qualified Wells Fargo 401(k) Plan due to IRC imposed limits or due to deferrals under the Wells Fargo Deferred Compensation Plan were eligible to participate.

•	Information about the named executives’ benefits appears in the Non-Qualified Deferred Compensation table, footnotes, and accompanying narrative below.

Mr. Carroll was eligible to participate in the following plans that provide post-employment compensation until the dates such plans were frozen:

•	Wachovia Pension Plan

•	A defined benefit pension plan intended to qualify under the IRC and comply with ERISA.

•	Effective January 1, 2008, the Wachovia Pension Plan was frozen to new employees; and effective July 1, 2009, it was frozen completely and merged into the Wells Fargo Cash Balance Plan

•

Prior to the freeze and merger, U.S. team members who had completed one year of service with Wachovia Corporation or a participating subsidiary prior to January 1, 2008 automatically participated in the Wachovia Pension Plan.

•	Information about Mr. Carroll’s benefits appears in the Pension Benefits table, footnotes and accompanying narrative below.

•	Wachovia Deferred Compensation Plans

•	Unfunded non-qualified deferred compensation plans.

•	Allowed certain highly compensated and management team members to defer the receipt of compensation that would otherwise be paid to them in the year earned until a future year.

•	Effective December 31, 2001, frozen to new contributions.

•	Prior to the freeze, senior managers selected by Wachovia Corporation’s former Chief Executive Officer were eligible to participate.

•	Information about Mr. Carroll’s benefits appears in the Non-Qualified Deferred Compensation table, footnotes and accompanying narrative below.

•	Wachovia Savings Restoration Plan

•	An unfunded, non-qualified deferred compensation plan.

•	Effective December 31, 2007, frozen to additional contributions.

•	Provided for pre-tax deferral contributions to restore 401(k) savings plan contributions beyond the IRS qualified savings plan contribution limitations.

•	Prior to the freeze, employees with an annual base salary greater than the IRC annual covered compensation limit were eligible to participate.

•	Information about Mr. Carroll’s benefits appears in the Non-Qualified Deferred Compensation table, footnotes and accompanying narrative below.

Mr. Stumpf may become eligible to receive benefits provided under our Chairman/CEO Retirement Policy. Information about Mr. Stumpf’s benefits under the Chairman/CEO Retirement Policy appear under “Potential Post-Employment Payments” below. Mr. Oman, who retired on December 1, 2011, will receive a supplemental retirement benefit under a supplemental retirement arrangement with the Company. This supplemental retirement benefit for Mr. Oman was frozen effective July 1, 2009 so that no additional benefits accrued after that date. Information about Mr. Oman’s benefits under the supplemental retirement arrangement appear in the CD&A and in footnote (1) to the Summary Compensation Table and also under “Potential Post-Employment Payments.”

We also describe under “Potential Post-Employment Payments” the benefits that would be payable to our named executives under certain of these plans (excluding benefits under plans in which all team members generally may participate), assuming each named executive had terminated employment with the Company on December 31, 2011.

PENSION BENEFITS

Name	Plan Name	Number of Years Credited Service (#)(1)		Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)		(d)	(e)
John G. Stumpf	Cash Balance Plan(3)	27		751,168	—
	Supplemental Cash Balance Plan(3)	27		15,228,790	—

	Total			15,979,958

Timothy J. Sloan	Cash Balance Plan	21		137,051	—
	Supplemental Cash Balance Plan	21		993,382	—

	Total			1,130,433

Howard I. Atkins	Cash Balance Plan	7		86,449	—
	Supplemental Cash Balance Plan	7		1,011,597	—

	Total			1,098,046

David M. Carroll	Cash Balance Plan (4)	28		689,325	—

	Total			689,325

David A. Hoyt	Cash Balance Plan Supplemental Cash Balance Plan Annuity Contract(5)	27 27 N/A	(6) (6)	178,276 1,844,239 124,041	— — —

	Total			2,146,556

Mark C. Oman	Cash Balance Plan Supplemental Cash Balance Plan WFFI Pension Plan(8) WFFI Excess Pension Plan(8) Supplemental Retirement Arrangement(9)	30 30 10 10 N/A	(7) (7)	369,967 4,495,487 130,470 3,587 12,159,452	— — — — —

	Total			17,158,963

Carrie L. Tolstedt	Cash Balance Plan Supplemental Cash Balance Plan	20 20		219,607 879,824	— —

	Total			1,099,431

(1)	As a result of the freeze of the Wells Fargo Cash Balance Plan and the Wells Fargo Supplemental Cash Balance Plan, credited service for all of the plans listed in the above table was frozen as of July 1, 2009.

(2)	The amounts shown in column (d) are determined as of December 31, 2011. See the information under “Valuation of Accumulated Benefits under the Combined Plans” below. Following the freeze of the Combined Plans, no additional benefits will accrue other than investment credits as described in the narrative below.

(3)	Under the terms of the Combined Plans, Mr. Stumpf is entitled to receive the greater of his vested “Account Balances” and an “Alternative Benefit” under the retirement plans described below under “Alternative Retirement Benefit Calculation.” Since the formula used to compute the “Alternative Benefit” under these plans results in a greater benefit, this greater benefit is included in column (d).

(4)	Effective July 1, 2009, the Wachovia Corporation Pension Plan was frozen and merged into the Wells Fargo Cash Balance Plan. Accordingly, the benefits Mr. Carroll accrued under the Wachovia Pension Plan, as described below under “Wachovia Pension Plan,” will be paid from the Wells Fargo Cash Balance Plan.

(5)	Mr. Hoyt also participated in a defined benefit plan sponsored by the former Wells Fargo. This plan was terminated in 1984, and annuities were purchased for all participants eligible to receive benefits under this plan. Mr. Hoyt’s annual benefit payable under this annuity beginning at age 65 is $16,226. The amount shown in column (d) under “Annuity Contract” is the present value of Mr. Hoyt’s right to receive that annuity upon reaching age 65.

(6)	Mr. Hoyt’s years of credited service under the Combined Plans include his prior years of service with the former Wells Fargo. All eligible employees of the former Wells Fargo also received credit under the Combined Plans for their years of prior service.

(7)	As a result of amendments made to the Combined Plans as of January 1, 2001 to include years of credited service with WFFI for all former employees of WFFI, Mr. Oman’s account balance was recalculated retroactive to July 1, 1999 to reflect his years of credited service with WFFI.

(8)	Mr. Oman is entitled to receive certain accrued retirement benefits under the WFFI Pension Plan and the WFFI Excess Pension Plan. No additional benefits under the WFFI Pension Plan or the WFFI Excess Pension Plan have been earned by Mr. Oman since his transfer from WFFI in 1990. As of January 1, 2008, the WFFI Pension Plan merged into the Cash Balance Plan.

(9)	Information regarding Mr. Oman’s supplemental retirement arrangement appears in the CD&A, footnote (1) to the Summary Compensation Table, and below under “Potential Post-Employment Payments—Supplemental Retirement Arrangement—Mark C. Oman.” Mr. Oman’s supplemental retirement arrangement was frozen effective July 1, 2009.

Wells Fargo Cash Balance Plan and Supplemental Cash Balance Plan.    Under the Wells Fargo Cash Balance Plan, pension benefits generally are determined by the value of the team member’s vested cash balance account (the Account). Prior to the freeze of the Cash Balance Plan on July 1, 2009, a team member’s Account was credited with compensation credits and investment credits each quarter. Compensation credits to the Account were based on a percentage of the team member’s certified compensation for the quarter, subject to the annual IRC maximum. The percentage was based on points assigned to each team member equal to the sum of the team member’s age and years of credited service as of the end of each quarter. Since the freeze of the Cash Balance Plan, Accounts are no longer credited with compensation credits.

Each Account continues to be credited, on the last day of each quarter, with investment credits. For 2011, the quarterly investment credit was determined by multiplying the amount of the Account balance at the beginning of the quarter by 25% of an average of 30-year U.S. Treasury bond rates (adjusted quarterly).

The Account balance vests 100% after three years of service with the Company. The value of the vested Account balance in the Cash Balance Plan is payable to the team member at any time after termination of employment in either a lump sum or an actuarially equivalent monthly annuity as provided under the Cash Balance Plan and as elected by the team member.

As permitted by ERISA and the IRC, team members who participated in the Cash Balance Plan, including the named executives, whose benefits under the Cash Balance Plan were limited due to IRC imposed limits or whose benefits were limited because they chose to defer a portion of their compensation into the Wells Fargo Deferred Compensation Plan, also participated in the Wells Fargo Supplemental Cash Balance Plan. Under this non-qualified plan, participants also received compensation and investment credits to their plan accounts, determined by points assigned to each team member at the end of each year based on years of service and age. The Supplemental Cash Balance Plan was also frozen as of July 1, 2009.

The value of the vested Account balance in the Supplemental Cash Balance Plan is payable to the team member in either a lump sum or an actuarially equivalent monthly annuity in the year following the team member’s “separation from service” as defined in the Supplemental Cash Balance Plan and IRC Section 409A. Pursuant to IRC Section 409A, all team members who were participants in the Supplemental Cash Balance Plan made an irrevocable election as to the form of distribution (lump sum or monthly annuity) prior to December 31, 2008. That election will govern the form of distribution that will be paid following the team member’s separation from service. The named executives’ elections are set forth in footnote (2) to the table under “Potential Post-Employment Payments” below.

Under the Combined Plans, “normal retirement age” is defined as age 65.

Alternative Retirement Benefit Calculation.    When we converted the Combined Plans from traditional defined benefit plans to cash balance plans as of July 1, 1999, following the merger between the former Norwest and the former Wells Fargo, the Company retained the formula for calculating benefits for former Norwest team members who were at least 45 years of age and had at least five years of credited service as team members on June 30, 1999. Upon termination of employment, those team members will receive the greater of their Account balances under the current Combined Plans or the benefits he or she would have received under the Combined Plans using the plan formula as in effect prior to the July 1, 1999 amendments (the Alternative Benefit).

We calculate the Alternative Benefit based on a formula that uses age, years of credited service calculated as of July 1, 2009, and certified compensation through July 1, 2009. Using this formula, we compute a monthly benefit payable for the team member’s lifetime beginning at “regular retirement age” as defined in the Combined Plans. This monthly benefit equals a percentage of a team member’s final average monthly earnings multiplied by years of credited service. The Alternative Benefit calculation does not take into account more than 35 years of credited service. Benefits payable under the Combined Plans using the Alternative Benefit formula are reduced if a team member terminates employment and begins receiving benefit payments prior to reaching “regular retirement age.”

Mr. Stumpf was the only named executive who was eligible to receive the Alternative Benefit because he was the only named executive who was at least 45 years old with at least five years of service as a former Norwest team member on June 30, 1999. Regular retirement age for him is age 66. The “present value of accumulated benefits” under the Combined Plans using the Alternative Benefit calculation is greater than his respective Account balances; and, therefore, we show this greater amount in column (d) of the Pension Benefits table above.

Wachovia Pension Plan.    The Wachovia Pension Plan provides both a traditional defined benefit pension benefit commencing at age 65 determined as described below and a cash balance account which consists of annual pay credits and interest credits. The traditional benefit provides for an annual benefit commencing at age 65 based on a formula that uses final average monthly compensation as of December 31, 2007 and years of benefit service as of December 31, 2007. The traditional benefit payable under the Pension Plan was frozen effective December 31, 2007 and the cash balance account benefit became effective January 1, 2008. A participant’s cash balance account was credited with a 3% pay credit each year and an interest credit based on the yield on 10-year Treasury Constant Maturities.

Effective January 1, 2008, no new employees were eligible to participate in the Pension Plan. Prior to that date, employees who were full-time and part-time and who had reached age 21 and had completed one year of service were eligible to participate in the Pension Plan. Participants became vested in the Pension Plan after completing three years of vesting service based on 1,000 hours of service in a calendar year. The value of the vested Pension Plan benefit is payable to the participant at any time after termination of employment in either a lump sum or an actuarially equivalent monthly annuity as provided under the terms of the Pension Plan and as elected by the participant. “Normal retirement age” under the Pension Plan is defined as age 65. Effective July 1, 2009, the Pension Plan was frozen completely and merged into the Wells Fargo Cash Balance Plan.

Valuation of Accumulated Benefits under the Combined Plans.    The value of the accumulated benefits for each named executive under the Combined Plans, as well as the WFFI plans and supplemental retirement arrangement shown opposite Mr. Oman’s name, is calculated as of December 31, 2011, the measurement date we use to measure plan assets and benefit obligations under such plans for purposes of our 2011 audited financial statements. For purposes of calculating the present value of the retirement benefits shown in the Pension Benefits table, we used the same accounting policies (ASC 715) we used to compute our benefit obligations under these plans and arrangements in our financial statements, except as follows:

•	We made no assumption for death or termination of employment of named executives prior to normal retirement age;

•

We assumed that all named executives would elect to receive their retirement benefits under these plans in a lump sum, in lieu of the assumption used for our financial statements that 90% of team members would elect to receive their retirement benefits in a lump sum, and 10% would elect an annuity. These modified assumptions reflect the fact that team members who retire after July 1, 1999, including the named executives, are eligible to elect to receive benefits under the Combined Plans either as a lump sum or an annuity and that in excess of 90% of all employees who retired since July 1, 1999 have elected a lump sum payment. Beginning January 1, 2009, benefit payments in the Combined Plans are no longer linked. Under IRC Section 409A, team members were allowed to make an irrevocable benefit election of a lump sum or annuity form of distribution prior to December 31, 2008 from the Supplemental Cash Balance Plan. The named executives’ elections are set forth in footnote (2) to the table under “Potential Post-Employment Payments” below. Their benefit in the applicable plan will be paid in the form elected in the year following separation of service;

•	We assumed no future increases in compensation after June 30, 2009;

•	We assumed no future service after June 30, 2009; and

•	We used as “normal retirement age” under the terms of each applicable plan:

➢	Age 65 for the Combined Plans;

➢	Age 66 for the “Alternative Benefit” under the Combined Plans; and

➢	Age 62 for Mr. Carroll under the Wachovia Pension Plan.

•	For Messrs. Atkins and Oman, the valuation was based on their actual retirement date of August 6, 2011 and December 1, 2011, respectively.

A complete description of the accounting policies, actuarial, and other assumptions we used to compute these benefits, except as noted above, can be found under “Note 20 (Employee Benefits and Other Expenses)” to our 2011 financial statements.

NON-QUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY(1)(2) ($)		Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE(3) ($)
(a)	(b)	(c)	(d)		(e)	(f)
John G. Stumpf Deferred Compensation Plan Supplemental 401(k) Plan	— —	— —	(3,782 (202,702	) )	— —	92,769 1,924,899
Timothy J. Sloan Deferred Compensation Plan Supplemental 401(k) Plan	— —	— —	(242,456 (103,716	) )	— —	8,835,524 984,907
Howard I. Atkins Deferred Compensation Plan Supplemental 401(k) Plan	— —	— —	(32,080 (98,810	) )	— —	8,252,875 938,322
David M. Carroll Wachovia Deferred Compensation Plans Wachovia Savings Restoration Plan	— —	— —	30,531 (12,944)		44,075 —	612,064 376,254
David A. Hoyt Deferred Compensation Plan Supplemental 401(k) Plan	— —	— —	(176,108 (161,298	) )	— —	7,492,030 1,531,723
Mark C. Oman Deferred Compensation Plan Supplemental 401(k) Plan	— —	— —	(5,507 (329,635	) )	— —	4,170,167 3,130,284
Carrie L. Tolstedt Deferred Compensation Plan Supplemental 401(k) Plan	— —	— —	1,094 (84,355)		40,256 —	— 801,056

(1)	None of the earnings shown in column (d) for Messrs. Stumpf, Sloan, Atkins, Hoyt, or Oman or for Ms. Tolstedt have been included in the Summary Compensation Table because none are “preferential” or “above-market.” As discussed in footnote (9) to the Summary Compensation Table, $10,933 of the earnings shown for Mr. Carroll in column (d) above represents earnings on deferred compensation under the Wachovia Deferred Compensation Plans at an interest rate (the prime rate averaged over four quarters plus 2%) that may be deemed “preferential” or “above-market.” As required by SEC rules, this amount has been included for Mr. Carroll in column (d) to the Summary Compensation Table. The Wachovia Deferred Compensation Plans have been frozen and no additional deferrals may be made by Mr. Carroll or any other participant under those plans.

(2)	Amounts credited to the Supplemental 401(k) Plan accounts are treated as if invested in our common stock and can be paid only in the form of shares of our common stock. Distributions of these shares will be made in either a lump sum or annual installments payable over ten years or less as elected by the named executive prior to December 31, 2008. If a named executive elects installment distribution, all shares remaining in his or her account will earn dividends (which will be reinvested in the form of additional shares) at the same rate as all other Company common stockholders.

(3)

Amounts in column (f) include (i) amounts received as salary or cash incentive and deferred by those named executives who participated in the Wells Fargo Deferred Compensation Plan, the Wachovia Deferred Compensation Plans or the Wachovia Savings Restoration Plan and (ii) our contributions credited to the Supplemental 401(k) Plan on behalf of named executives through

2009. The Supplemental 401(k) Plan, frozen effective July 1, 2009, allowed only employer contributions. All amounts included in column (f), except those presented for Mr. Carroll, have been disclosed in the Summary Compensation Table and related footnotes in our proxy statements for each prior year in which we included the named executive, except for earnings on these amounts, none of which were considered “preferential.” Amounts included for Mr. Carroll for years prior to 2008 were included in Wachovia Corporation proxy statements.

The aggregate amount of all salary and/or cash incentive deferred (if any) under the Deferred Compensation Plan and contributions credited under the Supplemental 401(k) Plan that we disclosed in Summary Compensation Tables in prior years’ proxy statements, and the years in which the named executive appeared in these prior proxy statements, is as follows: Mr. Stumpf— $1,287,357 in Supplemental 401(k) Plan contributions (2003-2011); Mr. Atkins—$6,724,175 in salary and/or cash incentive deferrals, and $915,943 in Supplemental 401(k) Plan contributions (2003-2011); Mr. Hoyt—$5,018,657 in salary and/or cash incentive deferrals, and $1,359,374 in Supplemental 401(k) Plan contributions (2000-2011); Mr. Oman—$3,050,000 in salary and/or cash incentive deferrals, and $1,128,448 in Supplemental 401(k) Plan contributions (2002-2011); Ms. Tolstedt—$57,000 in base salary deferrals, and $422,604 in Supplemental 401(k) Plan contributions (2006-2008, 2010).

The number of shares of our common stock credited to the Supplemental 401(k) Plan account for each named executive officer as of December 31, 2011 is:

Name	Common Stock Share Credits
John G. Stumpf	69,843
Timothy J. Sloan	35,736
Howard I. Atkins	34,046
David A. Hoyt	55,577
Mark C. Oman	113,580
Carrie L. Tolstedt	29,065

We calculated these common stock share credits for each named executive by dividing the Supplemental 401(k) Plan account balance on December 31, 2011 by $27.56, the closing price of our common stock on December 30, 2011, the last trading day for 2011.

Wells Fargo Deferred Compensation Plan.    The Deferred Compensation Plan allows certain members of management and highly compensated team members to defer the receipt of compensation that would otherwise be paid to them currently until a future year or years as selected by the team member. For 2011, compensation eligible for deferral includes salaries, incentives, commissions and bonuses earned during 2011 and payable no later than March 15, 2012. The Deferred Compensation Plan also provides for supplemental Company matching contributions and supplemental Company discretionary profit sharing contributions related to any compensation deferred by a plan participant, including named executives, that would have been eligible (up to certain IRS limits) but for this deferral for a matching contribution or discretionary profit sharing contribution under the Company’s 401(k) Plan.

The Deferred Compensation Plan currently offers three broad categories of earnings options:

•	The CD option, in which the deferred compensation earns the same return as if it were a $10,000 certificate of deposit with a maturity of one year sold by Wells Fargo Bank available in Minnesota:

•	The fund options, in which the deferred compensation earns the same return as if invested in one of the following investment options:

➢	U.S. Bond Index Fund

➢	Standard and Poor’s 500 Index Fund

➢	Standard and Poor’s MidCap Index Fund

➢	Russell Small Cap Index Fund

➢	EuroPacific Growth Fund

➢	NASDAQ 100 Index Fund

➢	Emerging Markets Equity Fund

➢	Dow Jones Target Date Funds

•	The common stock option, in which the deferred compensation earns the same return as if invested in our common stock, including reinvestment of dividends.

A team member may allocate deferred compensation among the earnings options in increments of 1% and may elect to reallocate his or her deferral account as of each business day. However, any deferral amounts allocated to the common stock option are required to remain in the common stock option and may not be reallocated.

The average of the rates offered in the State of Minnesota on the first day of each month in 2011 by Wells Fargo Bank for a certificate of deposit of $10,000 with a maturity of one year was 0.13%. The highest rate was 0.15%, and the lowest rate was 0.05%.

The total return in 2011 for each of the fund options is listed below. Total return is calculated by taking the change in net asset value of a fund, reinvesting all income and capital gains or other distributions during the period, and dividing by the starting net asset value. Total return does not reflect sales charges, but does account for management, administrative and 12b-1 fees, as well as other costs that are automatically deducted from fund assets.

Fund-Type Earnings Options	2011
U.S. Bond Index Fund	7.78%
Standard and Poor’s 500 Index Fund	2.12%
Standard and Poor’s MidCap Index Fund	-1.76%
Russell Small Cap Index Fund	-4.17%
EuroPacific Growth Fund	-13.31%
NASDAQ 100 Index Fund	3.67%
Emerging Markets Equity Fund	-17.96%
Dow Jones Target Today Fund	4.86%
Dow Jones Target 2010 Fund	4.06%
Dow Jones Target 2015 Fund	3.05%
Dow Jones Target 2020 Fund	1.63%
Dow Jones Target 2025 Fund	0.23%
Dow Jones Target 2030 Fund	-1.37%
Dow Jones Target 2035 Fund	-2.76%
Dow Jones Target 2040 Fund	-3.75%
Dow Jones Target 2045 Fund	-4.06%
Dow Jones Target 2050 Fund	-4.07%

The reported high and low and closing sales prices per share of our common stock and the cash dividend paid per share for each quarter during 2011 is shown in the table below.

	High Price	Low Price	Closing Price	Dividend
First Quarter	$34.25	$29.82	$31.71	$0.12
Second Quarter	$32.63	$25.26	$28.06	$0.12
Third Quarter	$29.63	$22.58	$24.12	$0.12
Fourth Quarter	$27.97	$22.61	$27.56	$0.12

Upon withdrawal, account balances allocated to the common stock option are distributed in shares of our common stock, and account balances allocated to the other earnings options are paid in cash.

A team member electing to defer compensation selects the year the distribution is to begin and the method of the distribution—either lump sum or annual installments over no more than ten years. The team member cannot change the selected method of the distribution, but may elect one time to re-defer a distribution to a year that is at least five years after the date originally selected if it relates to a deferral for 2005 or later, or at least three years after the date originally selected if it relates to a deferral for 2004 or earlier. Distributions will begin in March of the year selected by the team member. If the team member incurs a “separation from service” as defined in the Deferred Compensation Plan and under IRC Section 409A, before commencement of distribution, the distribution will begin as soon as practicable after the March 1 immediately following a separation from service. If the team member incurs a separation from service after commencement of distribution, the team member’s deferral account balances will continue to be distributed in accordance with the original election. If the team member dies before receiving all payments, the remaining balance will be paid to the team member’s designated beneficiary or, if none, according to the structure outlined in the Deferred Compensation Plan.

A team member may not take an early withdrawal of any portion of his or her deferral account for amounts related to a deferral for 2004 or later. For amounts related to deferrals for 2003 or earlier, the requirements regarding early withdrawal are governed by the Deferred Compensation Plan as in effect at the time of the deferral.

Wachovia Deferred Compensation Plans.    The Wachovia Corporation Executive Deferred Compensation Plans I and II are unfunded, nonqualified deferred compensation plans that provided senior managers selected by Wachovia Corporation’s former Chief Executive Officer the ability to voluntarily defer base salary and/or incentive payments until a future date (generally retirement, death or separation from service). Participation in these plans was frozen and contributions ceased effective December 31, 2001. Participants’ account balances are credited with a rate of interest equal to the average of the Prime Rate over four quarters plus 2%. The interest is credited on December 31 each year.

The Executive Deferred Compensation Plan I provides that a participant’s account balance be paid in approximately 10 equal installments. In the event that a participant voluntarily terminates employment and/or becomes affiliated with a competitor, payment will be made in a lump sum. The Executive Deferred Compensation Plan II allows a participant to elect whether to receive payments in a lump sum or annual installments paid over ten years. In the event that a participant voluntarily terminates employment and/or becomes affiliated with a competitor, payment will be made in a lump sum. Loans are not permitted under these plans. In the event of an unforeseeable emergency resulting from unusual or extraordinary events which cause severe financial hardship, participants may petition for a hardship distribution subject to administrative committee approval. The Executive Deferred Compensation Plan I also allows a participant to irrevocably elect to withdraw an amount from the plan 90 days prior to December 31 every five years. There is a 6% penalty associated with this type of withdrawal.

Wells Fargo Supplemental 401(k) Plan.    The Supplemental 401(k) Plan is a non-qualified plan designed to restore certain benefits lost due to IRC-imposed limits on contributions and/or eligible compensation in the Company 401(k) Plan. Prior to the freeze of the Supplemental 401(k) Plan on July 1, 2009, all of the named executives except Mr. Carroll were eligible for, and were automatically enrolled in, the Supplemental 401(k) Plan.

Prior to the freeze on July 1, 2009, the Supplemental 401(k) Plan provided for Company contributions equal to the team member’s deferral election in the Wells Fargo 401(k) Plan as of January 1 for the relevant year up to 6% of certified compensation, as defined in the plan. No team member contributions were accepted in the Supplemental 401(k) Plan. The Company credited contributions in the Supplemental 401(k) Plan if a team member’s matching contributions in the Wells Fargo 401(k) Plan were limited due to IRC-imposed limits or due to deferrals under the Wells Fargo Deferred Compensation Plan.

Contributions allocated to Supplemental 401(k) Plan accounts are treated as if invested in our common stock. Additional contributions are credited to reflect dividends paid, and the dividend allocations are treated as if reinvested in our common stock. The reported high and low sales and closing prices per share of our common stock and the cash dividend paid per share for each quarter during 2011 are shown in the table above under “Wells Fargo Deferred Compensation Plan.”

Loans and withdrawals are not allowed from the Supplemental 401(k) Plan. Distribution of a team member’s vested Supplemental 401(k) Plan account balance in a lump sum or in installments as previously elected by the team member will be made or begin as soon as administratively feasible in the calendar year following the year the team member incurs a separation from service. Distributions under this plan can be paid only in the form of shares of our common stock except for fractional shares, which are paid in cash. If the team member dies before receiving a complete distribution, the amount is paid to the team member’s beneficiary as determined under the Company 401(k) Plan.

Wachovia Corporation Savings Restoration Plan.    The Wachovia Corporation Savings Restoration Plan is an unfunded, nonqualified deferred compensation plan that provided for pre-tax deferral contributions to restore 401(k) savings plan contributions beyond the IRS qualified savings plan contribution limitations. Employees with an annual base salary greater than IRC annual covered compensation limits were eligible to participate and could elect to contribute up to 30% of base salary. Wachovia matched participants’ contributions on a dollar for dollar basis up to 6% of base salary. The Savings Restoration Plan was frozen to additional contributions effective December 31, 2007.

Participants with account balances as of December 31, 2007, direct deferred balances among 23 investment index benchmarks that generally mirror those offered in the Wells Fargo 401(k) Plan, with the exception of the Wells Fargo common stock fund. Participants may reallocate deferred balances among the various investment indexes on a daily basis.

At the time participants elected to participate in the plan, they chose whether to receive payments in a lump sum or annual installments paid over ten years. Participants also chose when payments will be made, either at separation or retirement (whichever occurs earlier) or after a specified number of years not to be less than five years.

Loans are not permitted under the plan. In the event an unforeseeable emergency resulting from unusual or extraordinary events which cause severe financial hardship, participants may petition for a hardship distribution subject to administrative committee approval in accordance with IRC Section 409A and other regulatory constraints. In the event a participant ceases to be employed the deferral account balance will be distributed in accordance with the elected method of distribution.

Potential Post-Employment Payments

The table below shows potential post-employment payments to the named executives (excluding Mr. Carroll) under our Supplemental Cash Balance Plan. For the continuing named executives (excluding Mr. Carroll), we assume each of these individuals terminated his or her employment on December 31, 2011 and benefits were paid beginning January 1, 2012. For Mr. Atkins and Mr. Oman, as the result of their respective retirements during 2011, the table shows the actual post-employment payments payable to each of them under the Supplemental Cash Balance Plan, and for Mr. Oman, under the WFFI Excess Pension Plan and his supplement retirement arrangement. Payments of these benefits to Mr. Atkins began on March 1, 2012, and will begin to Mr. Oman on June 1, 2012.

The amounts shown in this table do not include retirement benefits under our qualified Cash Balance Plan generally provided to U.S. team members. The amounts shown in this table also do not include distributions of balances under our Deferred Compensation Plan and Supplemental 401(k) Plan. These balances are shown in the Non-Qualified Deferred Compensation table above.

		Payable As(2)
Name(1)	Benefit Under(1)	Lump Sum($)	Monthly Life-Only Annuity($)
John G. Stumpf	Supplemental Cash Balance Plan	21,469,556	N/A

Timothy J. Sloan	Supplemental Cash Balance Plan	N/A	5,528

Howard I. Atkins	Supplemental Cash Balance Plan	1,011,597	N/A

David A. Hoyt	Supplemental Cash Balance Plan	1,922,132	N/A

Mark C. Oman	Supplemental Cash Balance Plan	N/A	25,468
	WFFI Excess Pension Plan	3,587	N/A
	Supplemental Retirement Arrangement(3)	12,159,452	N/A

Carrie L. Tolstedt	Supplemental Cash Balance Plan	935,777	N/A

(1)	The benefits payable under the plans and retirement arrangements shown in this table are the same benefits included in the Pension Benefits table above, but calculated using a different valuation date and assumptions. Information about benefits payable to named executives under the Combined Plans appears in the narrative following the Pension Benefits table.

(2)	In accordance with IRC Section 409A, the named executives have made the following irrevocable elections regarding the form of payment of the benefits under the plans and retirement arrangement shown in this table: Messrs. Stumpf, Atkins, and Hoyt and Ms. Tolstedt elected to receive their respective benefits under the Supplemental Cash Balance Plan as lump sums; Mr. Sloan elected to received his benefits under the Supplemental Cash Balance Plan as an annuity; and Mr. Oman elected to receive his benefits under the Supplemental Cash Balance Plan as an annuity and his benefits under the WFFI Excess Pension Plan and his supplemental retirement arrangement as lump sums.

(3)	See the discussion of Mr. Oman’s supplemental retirement arrangement below, in the CD&A, and in footnote (1) to the Summary Compensation Table.

The above table does not include payments and benefits provided on a non-discriminatory basis to team members upon termination of employment, including retirement. These include accrued salary; salary continuation payments; distributions of plan balances under our qualified 401(k) Plan; the value of option and stock award continuation upon retirement, permanent disability, or other termination of employment (other than for cause); and welfare benefits provided to all retirees, including retiree medical insurance.

Information about benefits payable to named executives under the Cash Balance and Supplemental Cash Balance Plans appears in the narrative following the Pension Benefits table. Additional information about potential post-employment payments for named executives appears below.

Supplemental Retirement Arrangement—Mark C. Oman.    As discussed in the CD&A, the Company entered in to a supplemental benefit arrangement with Mr. Oman in 1998 to provide him with a supplemental benefit upon his retirement. Under this arrangement, Mr. Oman’s supplemental benefit would be determined based upon the difference between what he would receive under the Combined Plans and a hypothetical benefit calculated using a formula which takes into account his final average monthly earnings and years of credited service with the Company (excluding his years of service with WFFI) as of July 1, 2009, which is the date that the Combined Plans were frozen. Mr. Oman’s supplemental retirement arrangement was also frozen as of this date. As a result of his retirement on December 1, 2011, the amount of Mr. Oman’s supplemental benefit became fixed as of that date, and payable to him on January 1, 2012. The actual value of Mr. Oman’s supplemental benefit under this arrangement is shown in the Pension Benefits table and in the table above, and is consistent with the estimated amount of this benefit shown for Mr. Oman prior to his retirement in the “Potential Post-Employment Payments” table included in the Company’s 2011 proxy statement.

Chairman/CEO Post-Retirement Policy.    Mr. Stumpf is covered under our Chairman/CEO Post-Retirement Policy which, with the agreement of the Board and the HRC, will provide him with office space, an administrative assistant, and a part-time driver at our expense for two years following his retirement date if he continues to be available for consultation with management and to represent us with customers, the community, and team members during this period. Assuming Mr. Stumpf retired on December 31, 2011 and began providing services under this policy on January 1, 2012, he would be entitled to receive an estimated annual benefit under this policy of approximately $200,000.

Accelerated Vesting of Options and Stock Awards.    As shown in columns (c), (g), and (i) of the Outstanding Equity Awards At Fiscal Year-End table, as of December 31, 2011 each of the named executives had outstanding and unvested stock options and stock awards in the form of RSRs and/or Performance Shares. All such stock options, RSRs and Performance Shares were granted under the terms of the LTICP. The terms of the LTICP and the option and award agreements specify the circumstances under which vesting of these options and awards will accelerate if a named executive terminates their employment with the Company.

We provide information below about (1) the circumstances under which the vesting of these options and stock awards would accelerate upon termination of employment or the consummation of an “acquisition transaction” (as defined below) and (2) the hypothetical value each such named executive would have received, if any, upon the vesting of any of these option or stock awards as of that date under those circumstances, assuming each named executive’s employment with the Company had terminated or the acquisition had been consummated as of December 31, 2011 and based on an NYSE closing price per share of our common stock of $27.56 on December 30, 2011, the last trading date in 2011.

Under the terms of the LTICP and the relevant option and/or award agreement, the effect of certain reasons for terminating employment on the vesting schedule of the unvested options and stock awards shown for each of the named executives in the Outstanding Equity Awards at Fiscal Year-End table is as follows:

•

In the event of termination due to retirement, all unvested options, RSRs, and Performance Share awards held by the named executives continue to vest in accordance with their terms, subject, in the case of the RSRs and Performance Shares, to the named executive’s continued compliance with certain non-competition and non-solicitation covenants or conditions.

•	In the event of termination due to death or permanent disability, all unvested options, RSRs and the target amount of unvested Performance Share awards vest in full.

•

In the event of an acquisition in which substantially all of the assets of the Company are acquired by another corporation, or the Company is reorganized as the result of its acquisition by another entity (an “acquisition transaction”), all unvested stock options will become exercisable in full, restrictions on RSRs will lapse, and Performance Share awards will pay out pro rata based on performance through the end of the last calendar quarter prior to the acquisition, in each case unless the HRC specifies otherwise.

Options.     Certain named executives hold the following unvested options shown in column (c) of the Outstanding Equity Awards at Fiscal Year-End table that were granted on February 24, 2009 and will expire on February 24, 2019: Mr. Sloan, 213,333 options; Mr. Carroll, 266,666 options; and Ms. Tolstedt, 260,762 options. These options will not vest upon retirement, but will continue to vest in accordance with their terms. If these named executives’ employment with the Company had terminated as of December 31, 2011 due to death or disability, or if an acquisition transaction had occurred on that date, and the HRC had not specified otherwise, these stock options would have vested and become exercisable on that date. In each such case, these named executives (or his or her beneficiaries in the case of death) would have received the following option value, based on the difference between $27.56, the NYSE per share market price of our common stock on December 30, 2011, the last trading day in 2011, and $13.05, the per share exercise price for these unvested stock options: Mr. Sloan, $3,095,462; Mr. Carroll, $3,869,324; and Ms. Tolstedt, $3,783,657.

RSRs.     Assuming that as of December 31, 2011, the employment of each of the named executives had terminated due to death or permanent disability, but not retirement, or an acquisition transaction had been completed and the HRC had not specified otherwise, the restrictions on each of the RSRs shown in column (g) of the Outstanding Equity Awards at Fiscal Year-End table would have lapsed, and each named executive (or his or her beneficiaries in the case of death) would have been entitled to receive the number of shares (including dividend equivalents) shown opposite his or her name in column (g), and having the value shown in column (h) of the Outstanding Equity Awards at Fiscal Year-End table based on the NYSE closing price per share of our common stock on December 30, 2011, the last trading day in 2011 ($27.56).

Performance Shares.     Assuming that as of December 31, 2011, the employment of each of the named executives had terminated due to death or permanent disability but not retirement, each named executive (or his or her beneficiaries in the case of death) would have been entitled to receive the target number of Performance Shares (including dividend equivalents) shown opposite his or her name in column (i) and having the value shown in column (j) of the Outstanding Equity Awards at Fiscal Year-End table based on the NYSE closing price per share of our common stock on December 30, 2011, the last trading day in 2011 ($27.56).

Assuming an acquisition transaction had been completed as of December 31, 2011, and the HRC had not specified otherwise, each named executive would have been entitled to receive the estimated number of Performance Shares and dividend equivalents having the value shown in the table below. Additional information regarding how this number of Performance Shares was calculated appears in the footnotes to the table:

Name	Award Date	Estimated Performance Shares (#)(1)(2)(3)	Value ($)(4)
John G. Stumpf	12/24/2009 06/22/2010 02/22/2011	338,999 254,609 145,047	9,342,807 7,017,033 3,994,501
Timothy J. Sloan	02/22/2011	66,480	1,832,189
Howard I. Atkins	12/24/2009 06/22/2010	169,499 127,305	4,671,403 3,508,528
David M. Carroll	06/22/2010 02/22/2011	115,732 60,437	3,189,577 1,665,631
David A. Hoyt	12/24/2009 06/22/2010 02/22/2011	169,499 150,451 78,567	4,671,403 4,146,430 2,165,316
Mark C. Oman	12/24/2009 06/22/2010 02/22/2011	169,499 115,732 60,437	4,671,403 3,189,577 1,665,631
Carrie L. Tolstedt	06/22/2010 02/22/2011	127,305 66,480	3,508,528 1,832,189

(1)	For the 12/24/2009 awards, the estimated number of Performance Shares that would have been awarded to each named executive if an acquisition transaction had occurred as of December 31, 2011 is a pro-rated number calculated as provided in the LTICP, based on the number of calendar quarters (seven) that had elapsed in such award’s three-year performance period as of September 30, 2011 (the calendar quarter immediately preceding the assumed acquisition transaction), and the number of calendar quarters (12) in the full performance period ending December 31, 2012. Based on the Company’s RORCE rank relative to the companies included in the KBW Bank Sector Index as of December 31, 2011, Messrs. Stumpf, Atkins, Hoyt and Oman would have been entitled to receive the pro-rated maximum number of Performance Shares (including dividend equivalents) under their respective awards.

(2)	For the 06/22/2010 awards, the estimated number of Performance Shares that would have been awarded to each named executive if an acquisition transaction had occurred as of December 31, 2011 is a pro-rated number calculated as provided in the LTICP, based on the number of calendar quarters (five) that had elapsed in such award’s three twelve-month performance periods as of September 30, 2011 (the calendar quarter immediately preceding the assumed acquisition transaction), and the number of calendar quarters (12) in the full performance period ending June 30, 2013. Based on the Company’s RORCE rank relative to the companies in the Financial Performance Peer Group as of December 31, 2011, the named executives would have been entitled to receive the pro-rated maximum number of Performance Shares (including dividend equivalents) under their respective awards.

(3)	For the 02/22/2011 awards, the estimated number of Performance Shares that would have been awarded to each named executive if an acquisition transaction had occurred as of December 31, 2011 is a pro-rated number calculated as provided in the LTICP, based on the number of calendar quarters (three) that had elapsed in such award’s three-year performance period as of September 30, 2011 (the calendar quarter immediately preceding the assumed acquisition transaction), and the number of calendar quarters (12) in the full performance period ending December 31, 2013. Based on the Company’s RORCE rank relative to the companies in the Financial Performance Peer Group as of December 31, 2011, the named executives would have been entitled to receive the indicated pro-rated maximum number of Performance Shares (including dividend equivalents) under their respective 2011 awards.

(4)	Based on the NYSE per share closing price for the Company’s common stock of $27.56 on December 30, 2011 (the last trading day in 2011) multiplied by the number of Performance Shares.

Advisory Resolution to Approve the Named Executives’ Compensation (Say-on-Pay)

As provided by the Dodd-Frank Act and SEC rulemaking, we are asking our stockholders to approve an advisory resolution regarding compensation paid to named executives as described in the CD&A, the compensation tables and related disclosures. This item, known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our 2011 compensation decisions and policies for our named executives as discussed in this proxy statement.

We have described in our CD&A and the compensation tables our 2011 compensation principles, governance and decisions for the named executives. Highlights of these disclosures include:

•	summary of the Company’s successes in 2011, including

➢

the Company’s significant strategic accomplishments in 2011, including returning $5.0 billion to stockholders in the form of a 140% common stock dividend increase and repurchasing 86 million common shares, successfully completing the Wachovia merger integration, and implementing the Company’s expense management and efficiency initiative; and

➢	the Company’s relative performance versus peers;

•	description of the four Compensation Principles that guide the HRC’s decision-making

➢	paying for performance;

➢	promoting a culture of risk management that avoids unnecessary or excessive risk taking;

➢	attracting and retaining highly qualified executives with competitive pay; and

➢	aligning executives’ interests with those of stockholders;

•

description of the Company’s compensation program governance, including the independence of each member of the HRC, Company performance, peer group analysis, business line performance, individual performance, independent compensation consultant advice, risk management, and HRC discretion; and

•	disclosure of material factors affecting the HRC’s 2011 compensation decisions for the named executives.

Voting and Effect of Vote

We are requesting your non-binding, advisory vote on the following resolution:

RESOLVED, that the compensation paid to the Company’s named executives, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and related material disclosed in this proxy statement, is hereby APPROVED.

You will vote FOR, AGAINST or ABSTAIN on this Item 2. Because your vote is advisory, it will not be binding on the Company, the Board or the HRC and will not overrule any decision by the Board or require the Board to take any action. However, the Board values our stockholders’ views on executive compensation matters and will consider the outcome of this vote when deliberating future executive compensation decisions for named executives.

Board Recommendation

As noted in the CD&A, the HRC believes its 2011 compensation decisions were consistent with our Compensation Principles, they will benefit stockholders for short-term and long-term Company performance, and the compensation paid to the named executives for 2011 was reasonable and appropriate.

The Board recommends that stockholders vote FOR the advisory resolution approving the compensation paid to the Company’s named executives, as disclosed in this proxy statement in the CD&A, the compensation tables and the related material (Item 2 on the proxy card).

ITEM 3—APPOINTMENT OF INDEPENDENT AUDITORS

Stockholders will vote at the annual meeting to ratify the appointment by the AEC of KPMG as our independent auditors for the year ending December 31, 2012. KPMG or its predecessors have examined our financial statements each year since 1931. Although we are not required to seek stockholder ratification of this appointment, the Board believes it is sound corporate governance to do so. If stockholders do not ratify the appointment of KPMG, the AEC will consider the stockholders’ action in determining whether to appoint KPMG as our independent auditors for 2013.

Representatives of KPMG will be present at the annual meeting to answer appropriate questions and to make a statement if they wish.

The Board recommends that stockholders vote FOR the proposal to ratify the appointment of KPMG as our independent auditors for 2012 (Item 3 on the proxy card).

KPMG Fees

We incurred the fees shown in the following table for professional services provided by KPMG for 2011 and 2010:

	2011	2010(5)
Audit Fees(1)	$32,704,000	$34,432,000
Audit-Related Fees(2)	5,743,000	3,183,000
Tax Fees(3)	7,082,000	6,173,000
All Other Fees(4)	1,204,000	784,000
Total	$46,733,000	$44,572,000

(1)	Audit Fees principally relate to the audit of our annual financial statements, the review of our quarterly financial statements included in our Quarterly Reports on Form 10-Q, and the audit of our internal control over financial reporting. Audit fees also relate to services such as subsidiary and statutory audits, managed fund audits, registration activities (i.e., comfort letters, consent filings, etc.), and regulatory and compliance attest services.

(2)	Audit-Related Fees principally relate to audits of employee benefit plans, review of internal controls for selected information systems and business units (Service Organization Control Reports, formerly “SAS 70” audits), and due diligence work.

(3)	Tax Fees principally relate to the preparation of tax returns and compliance services, tax planning and consultation services and trust and estate tax compliance services.

(4)	Other Fees relate to non-tax related advisory and consulting services.

(5)	Updated from amounts originally reported for 2010 to reflect significant changes in scope of services required to be performed by KPMG prior to performance of the services.

Audit and Examination Committee Pre-Approval Policies and Procedures

The AEC selects and oversees our independent auditors. AEC policy prohibits KPMG from providing certain non-audit services to us and requires all audit and permissible non-audit services provided by KPMG to be pre-approved by the AEC. There are three methods for pre-approving KPMG services. The AEC may pre-approve, on an annual basis, recurring services such as the audits of our annual financial statements and internal control over financial reporting and the review of our quarterly financial statements. Preliminary fee levels will not exceed the amount pre-approved for these services in the preceding calendar year, and changes to these fee levels as a result of changes in the scope of services will be submitted to the AEC for pre-approval on an annual basis. The AEC must pre-approve changes in the scope of recurring services if they will result in fee increases in excess of a relatively small amount established by the AEC prior to such additional services being provided by KPMG. The AEC may also pre-approve, for a particular fiscal year, specific types of audit, audit-related and tax services, subject to a fee cap for each of the three service type categories. Finally, the AEC may pre-approve, from time to time during the year, services that have neither been pre-approved as recurring services nor pre-approved pursuant to the categorical pre-approval described above. Actual fees incurred for services provided to us by KPMG are reported to the AEC after the services have been fully performed. In determining whether to pre-approve the provision by KPMG of a permissible non-audit service, the AEC considers whether the provision of the service by KPMG could impair the independence of KPMG with respect to us. As part of this process, the AEC considers the facts and circumstances of the proposed engagement, including whether KPMG can provide the service more effectively and economically than other firms because of its familiarity with our businesses and operations. The AEC also considers the proposed engagement in light of any other non-audit services provided to us by KPMG and the fees paid to KPMG for those services. The AEC requires competitive bidding for non-audit services unless it is not warranted because of the facts and circumstances of the proposed engagement.

The AEC has delegated pre-approval authority to designated AEC members. Pre-approval by a designated AEC member is used for time-sensitive engagements. Pre-approval decisions by a designated AEC member are reported to the full AEC at a future meeting.

Audit and Examination Committee Report

The AEC’s charter, a copy of which is available on our website at https://www.wellsfargo.com/pdf/about/corporate/AE_committee_charter.pdf, sets forth the AEC’s purposes and responsibilities. The six members of the AEC are named below. Each member is independent, as independence for audit committee members is defined by NYSE rules. The Board has determined, in its business judgment, that each member of the AEC is financially literate as required by NYSE rules and qualifies as an “audit committee financial expert” as defined by SEC regulations.

Management has primary responsibility for our financial statements and the overall reporting process and, with the assistance of our internal auditors, for maintaining adequate internal control over financial reporting for us and assessing the effectiveness of our internal control over financial reporting. The independent auditors are responsible for performing independent audits of our consolidated financial statements and our internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States). These audits serve as a basis for the auditors’ opinions included in the annual report to stockholders addressing whether the financial statements fairly present our financial position, results of operations, and cash flows in conformity with U.S. generally accepted accounting principles and whether our internal control over financial reporting was effective as of December 31, 2011. The AEC’s responsibility is to monitor and oversee these processes.

The AEC has reviewed and discussed our 2011 audited financial statements with management. The AEC has discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), including matters relating to the conduct of the audit of our financial statements. KPMG has provided to the AEC the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the AEC concerning independence, and the AEC has discussed with KPMG that firm’s independence from us. Based on this review and these discussions, the AEC recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2011, for filing with the SEC.

Members of the Audit and Examination Committee:

Nicholas G. Moore, Chair John D. Baker II Enrique Hernandez, Jr.	Federico F. Peña Philip J. Quigley Susan G. Swenson

STOCKHOLDER PROPOSALS

We expect the following stockholder proposals (Items 4 through 7 on the proxy card) to be presented by certain stockholders at the annual meeting. The text of these proposals and supporting statements appear in the form in which we received them. All statements contained in the proposals and supporting statements are the sole responsibility of the proponents. The names and addresses of the proponents, and the numbers of shares held by the proponents, appear before their respective proposals.

The Board has carefully considered each of the following stockholder proposals and has concluded the adoption of these proposals would not be in the best interests of the Company or its stockholders. For the reasons stated after each proposal and its supporting statement, the Board recommends a vote AGAINST each of these proposals.

ITEM 4—STOCKHOLDER PROPOSAL REGARDING POLICY

TO REQUIRE INDEPENDENT CHAIRMAN

Gerald R. Armstrong, 910 Sixteenth Street, No. 412, Denver, CO 80202-2917, who held 38,758 shares of common stock on November 17, 2011, intends to submit a resolution to stockholders for approval at the annual meeting. The proponent’s resolution and supporting statement are printed below.

Resolution

That the shareholders of WELLS FARGO & COMPANY request its Board of Directors to establish a policy requiring that the Board’s chairman be an “independent director,” as defined by the rules of the New York Stock Exchange, and who has not previously served as an executive officer of Wells Fargo & Company. This policy should not be implemented to violate any contractual obligation and should specify: (a) how to select a new “Independent” chairman if the current chairman ceases to be independent during the time between annual meetings of shareholders; and (b) that compliance is excused if no independent director is available and willing to serve as chairman.

Supporting Statement

The proponent believes that the Board of Directors will provide greater oversight of management with an “independent chairman.”

John Stumpf, the current Chairman, Chief Executive Officer, and President, has been with Wells Fargo & Company, or its predecessor entities, since 1982 and this leadership has created a dominance over the Board, and harms its ability to prudently control management.

Norges Bank Investment Management, has stated in support of a similar proposal:

“The roles of Chairman of the Board and CEO are fundamentally different and should not be held by the same person. There should be a clear division of responsibilities between these positions to insure a balance of power and authority on the Board. Approximately, 43% of S&P 1500 companies have separate CEO and Chairman positions.

“The Board should be led by an Independent Chairman. Such a structure will put the Board in a better position to make independent evaluations and decisions, hire management, decide a remuneration policy that encourages performance, provide strategic directions and support management in taking a long-term view in development of business strategies. An independently led Board is better able to oversee and give guidance to corporation executives, help prevent conflict or the perception of conflict, and effectively strengthen the system of checks-and-balances within corporate structure and thus protect shareholder value.” The proponent believes that a “Lead Director” does not create the authority of a board chairman and cannot accomplish the same and that the past earnings of Wells Fargo & Company reflect this.

If you agree, please vote “FOR” this proposal.

Position of the Board

The Board recommends a vote AGAINST this proposal, which is identified as Item 4 on the proxy card, for the following reasons:

•	The Company’s corporate governance structure, including the composition of the Board, its committees, and its Lead Director, already provides effective independent oversight of management;

•

If adopted, the proposal would unnecessarily restrict the Board’s ability to select the director best suited to serve as Chairman of the Board based on criteria the Board deems to be in the best interests of the Company and its stockholders; and

•	Our stockholders rejected a similar independent chairman proposal for the seventh consecutive year in 2011.

For the reasons described in “Board Leadership Structure and Lead Director,” at this time the Board believes that combining its CEO with the Chairman of the Board position is the most appropriate structure for the Company and best serves the interests of stockholders. The Company’s corporate governance structure, with its strong emphasis on Board independence, makes an absolute independent chairman requirement unnecessary. Fourteen of the 15 director nominees are independent under NYSE rules and the Company’s Director Independence Standards, and each of the standing Board committees is comprised entirely of independent directors. The Board and its committees each meet in executive session on a regular basis without the presence of management, and all Board members have complete access to management and outside advisors. The Company has a Lead Director, appointed by the Company’s other independent directors, who provides independent Board leadership. The Lead Director has clearly defined responsibilities, including:

•	approving Board meeting agendas and approving meeting schedules to assure there is sufficient time for discussion of all agenda items;

•	calling and chairing executive sessions and meetings of non-management or independent directors;

•	working with committee chairs to ensure coordinated coverage of Board responsibilities;

•	serving as a liaison between the independent directors and the Chairman;

•	facilitating communication between the Board and senior management;

•	advising the Chairman and CEO on the informational needs of the Board and approving the types and forms of information provided to the Board; and

•	being available for consultation and direct communication with major stockholders of the Company.

As a result, the Board does not believe that a policy mandating an independent Chairman is necessary to achieve effective independent leadership and management oversight.

The Board also values its flexibility to select, on a case-by-case basis, the leadership arrangement best able to meet the Company’s and stockholders’ needs based on the qualifications of the individuals available and circumstances existing at the time. The flexibility to select the right leadership structure for the Board and the Company is especially important during the current difficult economic environment and to respond to financial institution regulatory reform. Imposing an inflexible rule regarding the Chairman position which may be contrary to the Board’s determination of the appropriate governance model could disrupt or impede governance of the Company as well as the Board’s internal working relationships and decision-making process. The Board continues to believe the proposed policy would impose an unnecessary and potentially harmful restriction on the Board that is not in the best interests of the Company or its stockholders. Our stockholders have historically agreed with the Board and rejected similar independent chairman proposals every year since 2005.

Accordingly, the Board recommends that stockholders vote AGAINST this proposal.

ITEM 5—STOCKHOLDER PROPOSAL REGARDING CUMULATIVE VOTING IN CONTESTED ELECTIONS

The Trowel Trades S&P 500 Index Fund, 620 F Street NW, Washington, DC 20004, which held 114,032 shares of common stock on November 16, 2011, intends to submit a resolution to stockholders for approval at the annual meeting. The proponent’s resolution and supporting statement are printed below.

Resolution

RESOLVED, that the stockholders of Wells Fargo & Company (the “Company”) hereby request the Board of Directors to take the necessary steps to provide for cumulative voting in the contested election of directors, which means each stockholder shall be entitled to as many votes as shall equal the number of shares he or she owns multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single candidate, or any two or more of them as he or she may see fit.

Supporting Statement

Cumulative voting means that each shareholder may cast as many votes as equal the number of shares held, multiplied by the number of directors to be elected. Each shareholder may cast all such cumulated votes for a single candidate or split votes between one or more candidates, as each shareholder sees fit.

We believe that cumulative voting provides shareholders the ability to have more meaningful input in selecting their representatives to the Board of Directors. Cumulative voting allows shareholders a greater opportunity to be more deliberate in directing whatever portion of their ownership stake they determine to support or withhold support from a particular director, making the election results more informative and useful to the Board and its nominating committee going forward.

We urge our fellow shareholders to vote FOR cumulative voting and the opportunity to enhance our Board with a more independent perspective.

Position of the Board

The Board recommends a vote AGAINST this proposal, which is identified as Item 5 on the proxy card, for the following reasons:

•

The Company’s current system for electing directors, combined with other strong governance practices, provides effective Board accountability and best ensures that director elections reflect the will of a majority of stockholders;

•

Cumulative voting could result in the election of directors who represent and pursue the special interests of a small group of stockholders having a limited ownership interest, leading to a fragmented Board and impairing its members’ ability to function effectively on behalf of all stockholders; and

•	Our stockholders rejected a virtually identical proposal in 2011.

The Board believes that cumulative voting in contested director elections is unnecessary in light of the Company’s existing governance model and governance practices which ensure that stockholders have a meaningful voice in the selection of directors who represent and are accountable to all stockholders. The Company has a single class of voting stock with each share entitled to one vote so that all stockholders have an equal vote based on the number of shares they own. Directors are elected annually, and stockholders vote on the entire Board each year. In an uncontested election directors are elected by a majority vote; in a contested election they are elected by a plurality vote with the nominees receiving the highest number of affirmative votes for the available directorships being elected. Fourteen of the 15 director nominees are independent under NYSE rules and the Company’s Director Independence Standards, including the Lead Director who provides strong independent leadership on the Board; and the GNC, which is responsible for identifying, evaluating and recommending director nominees with the requisite management, financial and other expertise who will act in the best interests of the Company and its stockholders, consists solely of independent directors. Finally, stockholders have the right to call special meetings and act by written consent.

The Board also believes that cumulative voting in contested director elections is inconsistent with the one share, one vote principle the Company has followed since its founding in 1929 and could result in the election of directors who pursue a narrow and self-interested agenda of a stockholder group holding a small minority interest in the Company to the detriment of the Company’s other stockholders. Under the proposal, in a contested director election each stockholder could allocate or “cumulate” votes for a single nominee, resulting in the election of one or more directors who do not have the support of a majority of our stockholders. Further, the ability to cumulate votes for a single nominee could result in the election of directors who are conflicted in their allegiance to the group responsible for their election and their duty of loyalty to all stockholders. Finally, the election of directors who represent separate stockholder groups with divergent interests could lead to a fragmented Board and impair its members’ ability to work together effectively for all stockholders.

Accordingly, the Board recommends that stockholders vote AGAINST this proposal.

ITEM 6—STOCKHOLDER PROPOSAL

TO AMEND BY-LAWS TO ALLOW STOCKHOLDERS TO NOMINATE

DIRECTOR CANDIDATES FOR INCLUSION IN PROXY MATERIALS

Norges Bank Investment Management, a division of Norges Bank, the central bank of the Government of Norway, P.O. Box 1179 Sentrum, 0107 Oslo, Norway, which held on November 22, 2011, shares of common stock having a market value of at least $2,000, intends to submit a resolution to stockholders for approval at the annual meeting. The proponent’s resolution and supporting statement are printed below.

Resolution

The Corporation’s Bylaws are hereby amended as follows:

The following shall be added as Section 3.11(a)(iv):

Notwithstanding anything in the last sentence of Section 3.11 (a)(i) to the contrary, the Company shall include in its proxy materials for a meeting of Stockholders at which any director is to be elected the name, together with the Disclosure and Statement (both defined below), of any person nominated for election to the Board of Directors by a Stockholder or group thereof that satisfied the requirements of this Section 3.11(a)(iv) (the “Nominator”), and allow Stockholders to vote with respect to such nominee on the Company’s proxy card. Each Nominator may designate nominees representing up to 25% of the total number of the Company’s directors.

To be eligible to make a nomination under this Section 3.11(a)(iv), a Nominator must:

(a) have beneficially owned 1% or more of the Company’s outstanding common stock (the “Required Shares”) continuously for 1 year prior to the submission of its nomination, and shall represent that it intends to hold the Required Shares through the date of the meeting;

(b) provide to the Company’s secretary within the time described in Section 3.11(a)(ii) written notice containing: (i) with respect to the nominee, the information required under Sections 3.11(a)(ii)(2) and (4) (the “Disclosure”); and (ii) with respect to the Nominator, proof of ownership of the Required Shares in satisfaction of SEC Rule 14a-8; and

(c) execute an undertaking that it agrees: (i) to assume all liability for any violation of law or regulation arising out of the Nominator’s communications with Stockholders, including the Disclosure; and (ii) to the extent it uses soliciting material other than the Company’s proxy materials, to comply with all laws and regulations relating thereto.

The Nominator shall have the option to furnish a statement, not to exceed 500 words, in support of each nominee’s candidacy (the “Statement(s)”), at the time the Disclosure is submitted to the Company’s secretary. The board of directors shall adopt a procedure for timely resolving disputes over whether notice was timely given and whether the Disclosure and Statement(s) comply with this Section 3.11(a)(iv) and the rules under the Exchange Act.

The following shall be added to Section 3.6(b) regarding Voting for Directors.

Notwithstanding the foregoing, the total number of directors elected at any meeting may include candidates nominated under the procedures set forth in Section 3.11 (a)(iv) representing no more than 25% of the total number of the Company’s directors.

Supporting Statement

Shareholders’ right to nominate board candidates is a fundamental principle of good corporate governance and board accountability.

This proposal enables shareholders to nominate director candidates subject to reasonable limitations, including a 1% / 1 year holding requirement for nominators, permitting nominators to nominate no more than 25% of the company’s directors, and providing that, in any election, candidates nominated by shareholders under this procedure can be elected to fill no more than 25% of the Board seats.

For more information see http://www.nbim.no/WellsFargoProxyAccessProposal.

Please vote FOR this proposal.

Position of the Board

The Board recommends a vote AGAINST this proposal, which is identified as Item 6 on the proxy card, for the following reasons:

•

The proposal is unnecessary because the Company’s strong corporate governance practices, including the annual election of all directors under a majority voting standard in uncontested director elections and an active Lead Director who is available to meet with major stockholders to discuss governance and other matters, provide effective Board accountability and responsiveness to stockholders;

•

The proponent’s binding proxy access proposal, with its low 1% stock ownership threshold, short 1-year holding period requirement, and provisions that may require the inclusion of numerous proxy access nominees in the Company’s proxy materials, would be harmful to the Company and its stockholders because nominating stockholders would not be required to have a significant long-term financial interest in the Company, and the nominating and election process would be unwieldy, confusing and create uncertainty for stockholders; and

•

The Board consists of highly qualified individuals who are working effectively in fulfilling the Board’s oversight responsibilities, and the proposal could result in a fragmented and less effective Board that includes less independent and qualified individuals who may pursue special interests.

The Board believes that the proponent’s binding proxy access proposal is unnecessary and is not in the best interests of the Company or its stockholders. The Company has strong corporate governance practices that demonstrate the Board’s accountability and responsiveness to our stockholders and provide stockholders with a meaningful role in the election of directors. For example,

•	All of the Company’s directors are elected annually under a majority voting standard in uncontested director elections;

•	As recommended by both the Board and a majority of our stockholders, our stockholders are provided an annual say-on-pay vote so they can promptly provide their views on executive compensation matters;

•	Stockholders have the right to call special meetings and act by written consent and the Company’s governing documents do not contain supermajority voting requirements;

•

As described under “Director Nomination Process and Board Diversity,” the GNC will consider an individual recommended by one of our stockholders for nomination as a new director under the same process used for evaluating the Board’s nominees; and

•

Of the Board’s 15 nominees, 14 directors, or 93%, are independent directors, and the Board has an actively involved and independent Lead Director who works closely with the Chairman and CEO and, among other things, approves Board meeting agendas and schedules.

The Lead Director also helps ensure that the Board is accountable and responsive to stockholders by being available for consultation and direct communication with major stockholders. In 2010, Mr. Quigley, as Lead Director, initiated the Company’s investor outreach program and in each of the last two years Mr. Quigley, and in 2011 Mr. Sanger, the current Lead Director and former HRC Chair, participated in meetings with many of the Company’s largest stockholders to discuss corporate governance and executive compensation matters. These meetings allow our stockholders to provide feedback to the Board on important issues, and have resulted in corporate governance enhancements such as the addition in 2011 of better summaries and graphic presentations of compensation decisions in the CD&A.

The Board believes that the proponent’s binding proxy access proposal is flawed and, if approved by stockholders, would be harmful to the Company and its stockholders for many reasons, including the following:

•

The proposal’s low 1% stock ownership threshold and short 1-year holding period requirement would not ensure that a nominating stockholder or group of stockholders would have a significant long-term financial interest in the Company that would justify subjecting the Company to the disruptions associated with a director election contest. Election contests require substantial attention and resources and would divert the time and attention of the Board and management away from running the Company’s businesses for the long-term benefit of all stockholders. The proposal’s low ownership requirement, which also does not take into account the possible hedging of a nominating stockholder’s economic interest in the Company’s shares, and short holding period also make it more likely that the proxy access provisions could be used to distract and burden the Company and to nominate director candidates who advance a nominating stockholder’s own narrowly focused special interests or personal agenda.

•

The proposal could result in an unwieldy and confusing nominating process requiring the Company’s proxy materials to include information on numerous director candidates and could create substantial uncertainty for stockholders in electing directors. The proposal allows multiple and unlimited qualifying stockholders or groups to submit as nominees up to 25% of the total number of the Company’s directors (3 directors, based on the Board’s 15 current nominees), all of whom would have to be included in the Company’s proxy materials. As of December 31, 2011, the Company had at least 10 stockholders, each of whom beneficially owned at least 1% of the Company’s outstanding common shares. Assuming each satisfied the 1-year holding period requirement and desired to nominate 3 candidates, the Company’s proxy materials would include, in addition to the Company’s 15 nominees, information about 30 proxy access nominees, and there could be many more nominees if other stockholders formed groups to satisfy the ownership threshold requirements. The Board believes that a proxy statement containing information regarding numerous individuals competing for a relatively small number of positions would not be an effective way of electing competent, qualified directors who serve the best interests of all stockholders.

Under the Company’s By-Laws and the proposal, an election with proxy access nominees would be a contested election and directors would be elected by a plurality of the votes cast. However, in the above example, if 15 of the 30 proxy access nominees received plurality votes (i.e., more votes than any of the Board’s nominees), only 3 of the proxy access nominees would be elected because, under the proposal, proxy access nominees can fill no more than 25% of the Company’s Board seats. Under these circumstances, the plurality vote standard would be ignored since a nominee who receives more votes than other nominees, including perhaps even a majority of the votes cast, would not be elected as a director. The Board believes that this highly unusual result would create substantial uncertainty for stockholders about who would be elected and could possibly be challenged under Delaware law. Given the paramount importance of the director election process, this is a risk that the Company and its stockholders should not bear.

The proposal also may be harmful to the Company and its stockholders because it could result in a fragmented and less effective Board. As described under “Director Nominees for Election,” the Board believes that each of the current members of the Board is a highly qualified and dedicated individual who brings to the Board his or her own particular and substantial expertise and experience, including relevant regulatory, financial services, financial and accounting, legal, and/or risk management skills. This diverse expertise and experience, gained in most cases from leading large, complex organizations, provide the Board as a whole with the ability to fulfill its oversight responsibilities to the Company’s stockholders. Evidence of the Board’s effective oversight include its role in positioning the Company to acquire Wachovia in an unassisted transaction at the height of the financial crisis in 2008 and successfully complete its integration, as well as the Company’s impressive financial performance despite the challenging economic and regulatory environment. For example, since completion of the Wachovia merger in 2008, the Company’s aggregate net income through December 31, 2011, was approximately $40.5 billion, including record net income of $15.9 billion in 2011.

The proposal, if approved, could disrupt Board harmony and cohesiveness, particularly if proxy access nominees were focused on pursuing special interests, and result in a less effective Board that includes less independent and qualified individuals. Under the proposal, proxy access nominees would not have to satisfy the NYSE or the Company’s independence standards or the Company’s minimum qualifications for directors. A nominee who does not satisfy the independence standards would not be eligible to serve on the Company’s audit, governance, compensation or risk committees, which could be disruptive to the operation of the Board’s committee structure, and failure to satisfy the Company’s director qualification standards could jeopardize the quality and effectiveness of the Board. This may lead to two (or more) hierarchies of directors, consisting of those directors who satisfy the Board’s independence and qualification standards and those nominated by stockholders who do not meet those standards, resulting in a fragmented and dysfunctional Board. It also may result in more director turnover and deter qualified individuals from serving on the Board.

For the reasons described above, the Board believes that it is not in the best interests of the Company or its stockholders to adopt this proposal.

Accordingly, the Board recommends that stockholders vote AGAINST this proposal.

ITEM 7—STOCKHOLDER PROPOSAL REGARDING A REPORT

ON INTERNAL CONTROLS FOR MORTGAGE SERVICING OPERATIONS

The New York City Employees’ Retirement System; the New York City Fire Department Pension Fund; the New York City Teachers’ Retirement System; the New York City Police Pension Fund; and the New York Board of Education Retirement System, as joint filers (NYC Retirement System), c/o The City of New York, Officer of the Comptroller, 633 Third Avenue, 31st Floor, New York, New York 10017, which in the aggregate held 12,707,578 shares of common stock on November 15, 2011, the New York State Common Retirement Fund, whose address is the same as that of the NYC Retirement System, which held 19,560,008 shares of common stock on November 22, 2011, and the Illinois State Board of Investment on behalf of the State Employees’ Retirement System of Illinois, c/o 180 N. LaSalle Street, Suite 2015, Chicago, Illinois 60601, which in the aggregate held 928,927 shares of common stock on November 18, 2011, the Judges’ Retirement System of Illinois and the General Assembly Retirement System of Illinois, as co-filers, intend to submit a resolution to stockholders for approval at the annual meeting. The proponents’ resolution and supporting statement are printed below.

Resolution

Resolved, shareholders request that the Wells Fargo & Company (the “Company”) Board of Directors have its Audit Committee conduct an independent review of the Company’s internal controls related to residential mortgage loan modifications, foreclosures and securitizations, and report to shareholders, at reasonable cost and omitting proprietary information, its findings and recommendations by September 30, 2012.

The report should evaluate (a) the Company’s compliance with (i) applicable laws and regulations and (ii) its own policies and procedures; and (b) policies and procedures to address potential financial incentives to foreclose when other options may be more consistent with the Company’s long-term interests.

Supporting Statement

Widespread irregularities in the mortgage securitization, servicing and foreclosure practices at large banks, including missing or faulty documentation and possible fraud, have harmed homeowners and exposed the Company to extraordinary legal and regulatory scrutiny.

“Faulty mortgages and foreclosure abuses have cost the nation’s five largest home lenders at least $65.7 billion” since 2007, according to Bloomberg (9/16/11),” and new claims may push the industrywide total to twice that amount.”

Experts have testified to Congress that perverse financial incentives are a root cause of the problems because they discourage servicers from acting in the best interests of mortgage investors, as is required, resulting in (a) wrongful and unnecessary foreclosures and (b) costly mortgage repurchases from investors due to breaches of representations and warranties.

A federal interagency review completed in April 2011 of the 14 largest mortgage servicers, including the Company, found foreclosure process weaknesses so severe that they had “an adverse effect on the functioning of the mortgage markets” and posed “significant risk to the safety and soundness of mortgage activities.”

Federal regulators specifically “identified certain deficiencies and unsafe or unsound practices” in the Company’s residential mortgage servicing and in its “initiation and handling of foreclosure proceedings.”

The interagency review, however, “was limited to the management of foreclosure practices and procedures, and was not, by its nature, a full scope review of the loan modification or other loss-mitigation efforts,” according to an FDIC statement.

The state attorneys general from nearly 50 states who are reportedly negotiating a $25 billion settlement with large banks to address improper foreclosure practices have also reportedly conducted few, if any, in-depth investigations.

The Dodd Frank Act empowers the Consumer Financial Protection Bureau to regulate abusive acts and practices, as well as those that are unfair or deceptive, an expansion of bank regulation that creates additional mortgage-related compliance risks for the Company.

These are among the reasons that shareholders cast 22.8% of their votes in favor of a substantially similar proposal calling for an independent review of mortgage and foreclosure practices at the Company’s 2011 annual meeting.

In September 2011, a year after extensive mortgage irregularities first surfaced, the acting head of the CFPB said the misaligned incentives that led to the “pervasive and profound” mortgage problems still persist.

We believe an independent review is necessary to reassure shareholders that the Company’s mortgage-related compliance controls are robust.

Position of the Board

The Board of Directors recommends a vote AGAINST this proposal, which is identified as Item 7 on the enclosed proxy card, for the following reasons:

•

Our federal banking regulators have completed independent in-depth examinations of the Company’s mortgage servicing policies, procedures and internal controls, and are overseeing an independent third-party foreclosure review process which includes detailed reviews of samples of our mortgage loan files;

•	An additional independent review could distract from our efforts to promptly implement any actions required by federal regulators following these independent examinations and reviews;

•

Given the breadth of these regulatory reviews and our own comprehensive internal self-assessments and reviews of our mortgage servicing processes and practices including controls related to loan foreclosures and securitizations, conducting a third review would not constitute an effective use of the Company’s resources; and

•	Our stockholders rejected a similar proposal in 2011.

This proposal is similar to one rejected by more than 75% of our stockholders in 2011. As we advised our stockholders last year, our primary banking regulators, the Federal Reserve, the Office of the Comptroller of the Currency, and the Federal Deposit Insurance Corporation have completed an interagency examination of our mortgage servicing operations, and are currently overseeing an independent third-party review of our foreclosure process. This process includes a detailed review of samples of mortgage loan foreclosure files and outreach to borrowers who had a foreclosure action within the timeframe set by the regulators. Conducting another independent review could distract from our efforts to promptly implement servicing enhancements and take other actions in response to these regulatory examinations and reviews.

We understand the heightened concerns of homeowners, the public and our stockholders over possible deficiencies in the processes by which mortgage loan servicers manage mortgage loan modifications and conduct foreclosures. As a matter of sound corporate practice, our internal audit team and compliance and enterprise risk management group conducted initial comprehensive examinations and testing relating to the internal controls and processes for our mortgage servicing operations, including our processes for generating foreclosure affidavits, and documentation for both foreclosures and mortgage securitizations. These initial reviews provided the basis for ongoing internal audit and compliance reviews of our mortgage servicing operations. We also implemented additional reviews on pending foreclosures to help assure our borrowers and others that foreclosure proceedings are completed appropriately.

Our Board believes that the combination of the independent regulatory examinations, the on-going independent foreclosure review process, and the extensive reviews of mortgage servicing processes and procedures by our internal audit and operational risk groups will address the concerns raised in the proposal. Therefore, a third independent review of the Company’s mortgage servicing operations would not be an effective use of the Company’s resources.

Accordingly, the Board of Directors recommends that you vote AGAINST this proposal.

STOCKHOLDER INFORMATION

FOR FUTURE ANNUAL MEETINGS

Stockholder Proposals for 2013 Annual Meeting

Stockholders interested in submitting a proposal for inclusion in the proxy statement for the Company’s annual meeting of stockholders in 2013 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, stockholder proposals must be received by our President and CEO, John G. Stumpf, at 420 Montgomery Street, San Francisco, California 94104 or by our Corporate Secretary, Laurel A. Holschuh, at MAC #N9305-173, Wells Fargo Center, 90 South 7th Street, Minneapolis, Minnesota 55479 no later than November 15, 2012.

Advance Notice Procedures

Under our By-Laws, a stockholder who wishes to nominate an individual for election to the Board directly, or to propose any business to be considered at an annual meeting must deliver advance notice of such nomination or business to the Company following the procedures in the By-Laws. The stockholder must be a stockholder of record as of the date the notice is delivered and at the time of the annual meeting. The notice must be in writing and contain the information specified in the By-Laws for a director nomination or other business. The Company’s 2013 annual meeting is currently scheduled to be held on April 23, 2013, and to be timely, the notice must be delivered not earlier than December 25, 2012 (the 120th day prior to the first anniversary of this year’s annual meeting) and not later than January 24, 2013 (the 90th day prior to the first anniversary of this year’s annual meeting) to our CEO and Corporate Secretary as follows: John G. Stumpf, President and CEO, Wells Fargo & Company, 420 Montgomery Street, San Francisco, California 94104; and Laurel A. Holschuh, Corporate Secretary, MAC #N9305-173, Wells Fargo Center, 90 South 7th Street, Minneapolis, Minnesota 55479. The Chairman or other officer presiding at the annual meeting has the sole authority to determine whether any nomination or other business has been properly brought before the meeting in accordance with our By-Laws. Management and any other person duly named as proxy by a stockholder will have the authority to vote in their discretion on any nomination for director or any other business at an annual meeting if the Company does not receive notice of the nomination or other business matter within the time frames described above.

The requirements described above are separate from the procedures you must follow to submit a nominee for consideration by the GNC for recommendation to the Board for election as a director as described under “Director Nomination Process and Board Diversity” and from the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement pursuant to SEC Rule 14a-8.

GLOSSARY OF COMMONLY USED TERMS

The following provides the definitions of the abbreviations and other terms that are frequently used in this proxy statement:

Term/Abbreviation	Definition
2011 financial statements	The audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the SEC

AEC	The Audit and Examination Committee of the Board of Directors

Annual meeting	The 2012 annual meeting of stockholders of Wells Fargo & Company to be held on April 24, 2012

Board or Board of Directors	The Board of Directors of Wells Fargo & Company

By-Laws	The By-Laws of Wells Fargo & Company, as amended through January 25, 2011

Cash Balance Plan or Wells Fargo Cash Balance Plan.	The Wells Fargo & Company Cash Balance Plan

CD&A	The Compensation Discussion and Analysis section of the proxy statement

CEO	The Chief Executive Officer of Wells Fargo & Company

CFO	The Chief Financial Officer of Wells Fargo & Company

Certificate of Incorporation	Wells Fargo & Company Restated Certificate of Incorporation, as amended, as filed with the Secretary of State for the State of Delaware

Code of Ethics	Wells Fargo Team Member Code of Ethics and Business Conduct

Combined Plans	The Wells Fargo & Company Cash Balance Plan and Supplemental Cash Balance Plan

Company	Wells Fargo & Company and its subsidiaries

Company 401(k) Plan	Wells Fargo & Company 401(k) Plan

Company common stock or our common stock	Wells Fargo & Company Common Stock, $1-2/3 par value per share

Company Plans	Company 401(k) Plan and Company SPP

Company SPP	Wells Fargo & Company Stock Purchase Plan

Cook & Co.	Frederic W. Cook & Co., Inc., a compensation consulting firm retained by the HRC and GNC, and George B. Paulin, Frederic W. Cook & Co., Inc.’s designated representative to the HRC and GNC

Term/Abbreviation	Definition

Corporate Governance Guidelines	The guidelines the Board adopted to provide the framework for the governance of the Company

CRC	The Corporate Responsibility Committee of the Board of Directors

Credit Committee	The Credit Committee of the Board of Directors

Deferred Compensation Plan	Wells Fargo & Company Deferred Compensation Plan

Direct Purchase Plan	The Wells Fargo & Company Direct Purchase and Dividend Reinvestment Plan

Director Independence Standards	See description under “Corporate Governance—Director Independence”

Directors Plan	Wells Fargo & Company Directors Stock Compensation and Deferral Plan

Dodd-Frank Act	The Dodd-Frank Wall Street Reform and Consumer Protection Act

EPS	Diluted earnings per common share of the Company’s common stock

ERISA	The Employee Retirement Income Security Act of 1974, as amended

Exchange Act	The Securities Exchange Act of 1934, as amended

Federal Reserve	The Board of Governors of the Federal Reserve System

Finance Committee	The Finance Committee of the Board of Directors

Financial Performance Peer Group	See CD&A

Former Norwest	Norwest Corporation and its subsidiaries as such entities existed before the merger of the former Wells Fargo into a wholly owned subsidiary of Norwest Corporation in November 1998

Former Wells Fargo	Wells Fargo & Company and its subsidiaries as such entities existed before Wells Fargo & Company was merged into a subsidiary of Norwest Corporation in November 1998

GAAP	Generally accepted accounting principles as applied in the United States

GNC	The Governance and Nominating Committee of the Board of Directors

HRC	The Human Resources Committee of the Board of Directors

Independent directors	The directors whom the Board has determined are independent under the Company’s Director Independence Standards

Term/Abbreviation	Definition

IRC	The U.S. Internal Revenue Code of 1986, as amended

IRS	Internal Revenue Service

KPMG	KPMG LLP, the Company’s outside independent auditors

Labor Market Peer Group	See CD&A

Lead Director	The lead independent director of the Board of Directors

LTICP	Wells Fargo & Company Long-Term Incentive Compensation Plan

Named executives	The executive officers of Wells Fargo & Company named in the Summary Compensation Table

Net income	For purposes of calculating RORCE under the LTICP, means net income for the applicable performance period as reported in the consolidated financial statements, adjusted to eliminate the effect of (1) losses resulting from discontinued operations, (2) extraordinary gains or losses, (3) the cumulative effect of changes in generally accepted accounting principles, and (4) any other unusual or non-recurring gain or loss which is separately identified and quantified

Non-employee directors	Those members of the Board who do not hold another position with Wells Fargo

Norwest merger	The merger of the Former Wells Fargo into a wholly owned subsidiary of Norwest Corporation in November 1998

Notice of internet availability of proxy materials	A notice sent to most of our stockholders on or about March 15, 2012, which contains instructions on how to access the proxy materials over the internet and vote online

NYSE	The New York Stock Exchange

Performance Policy	Wells Fargo & Company Performance-Based Compensation Policy

Proxy materials	Wells Fargo & Company 2012 proxy statement (including Wells Fargo’s notice of the annual meeting), 2011 annual report, and proxy card/voting instruction form

RSRs	Restricted share rights

Record date	The close of business on February 24, 2012

Risk Committee	The Risk Committee of the Board of Directors

Term/Abbreviation	Definition

RORCE	Return on Realized Common Equity (RORCE) means net income (as defined above) on an annualized basis less dividends accrued on outstanding preferred stock, divided by the average total common equity excluding average accumulated comprehensive income as reported in the consolidated financial statements for the applicable period

SEC	The U.S. Securities and Exchange Commission

Section 162(m)	Section 162(m) of the IRC

Securities Act	The Securities Act of 1933, as amended

Supplemental 401(k) Plan	Wells Fargo & Company Supplemental 401(k) Plan

Supplemental Cash Balance Plan or Wells Fargo Supplemental Cash Balance Plan	The Wells Fargo & Company Supplemental Cash Balance Plan

Team member	A person who is an employee of Wells Fargo

Wachovia or Wachovia Corporation	Wachovia Corporation as such entity existed before the merger of Wachovia Corporation into Wells Fargo & Company on December 31, 2008

Wachovia merger	The merger of Wachovia Corporation into Wells Fargo & Company on December 31, 2008

We, our, or us	Wells Fargo

Wells Fargo	Wells Fargo & Company and/or one or more of its subsidiaries

Wells Fargo & Company	A corporation organized under the laws of Delaware and a financial holding company and a bank holding company registered under the Bank Holding Company Act of 1956, as amended

Wells Fargo Bank	Wells Fargo Bank, National Association, a wholly owned subsidiary of Wells Fargo & Company

WFFI	Wells Fargo Financial, Inc.

WFHM	Wells Fargo Home Mortgage

CCM4521

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945
COMPANY #

WELLS FARGO & COMPANY

2012 ANNUAL MEETING OF STOCKHOLDERS

Important Notice Regarding the Availability of Proxy Materials for

the Stockholder Meeting to be Held on April 24, 2012

The Wells Fargo & Company 2012 Annual Meeting of Stockholders will be held on Tuesday, April 24, 2012 at 1:00 p.m., Pacific time, in The Julia Morgan Ballroom, 15th Floor, Merchants Exchange Building, 465 California Street, San Francisco, California. Under Securities and Exchange Commission rules, we are notifying you that our proxy materials for the Annual Meeting and access to a proxy voting website are available to you over the internet. Please follow the instructions on the reverse side of this Notice to view these proxy materials and vote online or request printed copies of the materials. This Notice also serves as notice of the 2012 Annual Meeting of Stockholders of Wells Fargo & Company.

The purpose of the Annual Meeting is to:

1.	Elect the 15 nominees named in the Company’s 2012 proxy statement to the Board of Directors.
2.	Vote on an advisory resolution to approve the named executives’ compensation.
3.	Ratify the appointment of KMPG LLP as independent auditors for 2012.
4.	Vote on a stockholder proposal regarding the adoption of a policy to require an independent chairman.
5.	Vote on a stockholder proposal to provide for cumulative voting in contested director elections.
6.	Vote on a stockholder proposal to amend the Company’s By-Laws to allow stockholders to nominate director candidates for inclusion in the Company’s proxy materials.
7.	Vote on a stockholder proposal regarding an investigation and report on internal controls for mortgage servicing operations.
8.	Consider any other business properly brought before the meeting.

The Board of Directors recommends you vote:

•	FOR each of the nominees for director as named in the proxy statement (Item 1);
•	FOR the proposals in Items 2 and 3; and
•	AGAINST each of the stockholder proposals in Items 4 through 7.

This communication presents only an overview of the more complete proxy materials that are available to you over the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The 2012 Proxy Statement (which includes the Notice of the 2012 Annual Meeting of Stockholders) and Annual Report to Stockholders for the year ended December 31, 2011 are available at:

www.ematerials.com/wfc

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 12, 2012 to facilitate timely delivery.

To request paper or e-mail copies of the proxy materials, please contact us via:

:	Internet – Visit www.ematerials.com/wfc and follow the instructions for requesting meeting materials.

(	Telephone – Call us at 1-866-697-9377 and follow the recorded instructions.

*	E-mail – Send us an email at ep@ematerials.com. Please write “WFC Materials Request” in the subject line and include the following in the e-mail:
(1)	The 3-digit company # and the 11-digit control # located in the box in the upper right hand corner on the front of this Notice.
(2)	Your preference to receive printed materials by mail or to receive an e-mail with links to the electronic materials (please include the e-mail address if you choose e-mail delivery); and
(3)	If you would like this election to apply to delivery of materials for all future stockholders meetings, write the word “Permanent” and include the last 4 digits of your social security number or tax identification number.

Only stockholders who owned stock at the close of business on the record date, February 24, 2012, may vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting that may take place. You may choose to attend the Annual Meeting and vote in person at the meeting. For directions to attend the Annual Meeting and to vote in person, please call Investor Relations at 1-415-396-3668.

To vote now by internet, go to www.eproxy.com/wfc

Use the internet to vote your proxy 24 hours a day, 7 days a week, until 12 noon (CT) on April 24, 2012. Please have this Notice and the last four digits of your social security number or tax identification number available and follow the instructions.

PLEASE MAKE SURE YOU HAVE THIS NOTICE AVAILABLE WHEN YOU:

•	Request a paper copy of the proxy materials; or
•	Want to vote electronically.

WELLS FARGO & COMPANY

THE JULIA MORGAN BALLROOM
15TH FLOOR
MERCHANTS EXCHANGE BUILDING
465 CALIFORNIA STREET
SAN FRANCISCO, CALIFORNIA 94104

2012 ANNUAL MEETING OF STOCKHOLDERS
TUESDAY, APRIL 24, 2012
1:00 p.m., Pacific time

ACCESS PROXY MATERIALS BY INTERNET

You can access our proxy materials over the Internet. Please have this proxy card available and go to the following Internet address: www.ematerials.com/wfc to access the materials.

Please help the environment by signing up at the following Internet address: www.ematerials.com/wfc to receive all your future annual meeting materials electronically.

VOTE BY INTERNET, TELEPHONE, OR MAIL

TO VOTE BY INTERNET: GO TO THE INTERNET ADDRESS: www.eproxy.com/wfc

•	Use the internet to vote by proxy 24 hours a day, 7 days a week, until 12 noon (CDT) on April 24, 2012.
•	Please have your proxy card and the last four digits of your social security number or tax identification number available. Follow the simple instructions when prompted.
•	Do not mail back your proxy card.

TO VOTE BY TELEPHONE: CALL TOLL FREE ON A TOUCH-TONE TELEPHONE: 1-800-560-1965.

•	Use any touch-tone telephone to vote by proxy 24 hours a day, 7 days a week, until 12 noon (CDT) on April 24, 2012.
•	Please have your proxy card and the last four digits of your social security number or tax identification number available. Follow the simple instructions when prompted.
•	Do not mail back your proxy card.

TO VOTE BY MAIL: PLEASE SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. PLEASE RETURN THE ENTIRE PROXY CARD—DO NOT SEPARATE IT—IN THE ENVELOPE.

WELLS FARGO & COMPANY

WELLS FARGO & COMPANY

Shareowner Services

P.O. Box 64945

St. Paul, MN 55164-0945

Address Change? Mark box, sign, and indicate changes below: ☐

COMPANY #

This proxy is solicited by the Board of Directors of Wells Fargo & Company (the “Company”) for use at the Annual Meeting of Stockholders on Tuesday, April 24, 2012, at 1:00 p.m., Pacific time, in The Julia Morgan Ballroom, 15th Floor, Merchants Exchange Building, 465 California Street, San Francisco, California 94104.

TO VOTE BY INTERNET OR TELEPHONE SEE REVERSE SIDE OF THIS PROXY CARD

TO VOTE BY MAIL, COMPLETE THIS PROXY CARD AND RETURN THE ENTIRE PROXY CARD—DO NOT SEPARATE IT—IN THE ENCLOSED ENVELOPE

By signing this proxy, the undersigned hereby revokes all prior proxies, and appoints Patricia R. Callahan, Michael J. Loughlin and James M. Strother, and each of them, with full power of substitution, as proxies to vote all shares of the Company’s common stock held of record by the undersigned at the close of business on February 24, 2012, which the undersigned would be entitled to vote if personally present at the Annual Meeting or at any adjournments or postponements thereof, as specified on this proxy card. If properly executed, this proxy will be voted as you direct below. If this proxy is executed but no direction is indicated, this proxy will be voted FOR Items 1, 2 and 3, AGAINST Items 4, 5, 6 and 7, and in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting. The Board recommends a vote FOR Items 1, 2 and 3, and a vote AGAINST Items 4, 5, 6 and 7.

☐   TO VOTE AS THE BOARD RECOMMENDS ON ALL ITEMS BELOW, CHECK THIS BOX, DATE, SIGN AND RETURN THIS PROXY CARD.

1.	Election of directors:	For	Against	Abstain

1(a)	John D. Baker II	☐	☐	☐

1(b)	Elaine L. Chao	☐	☐	☐

1(c)	John S. Chen	☐	☐	☐

1(d)	Lloyd H. Dean	☐	☐	☐

1(e)	Susan E. Engel	☐	☐	☐

1(f)	Enrique Hernandez, Jr.	☐	☐	☐

		For	Against	Abstain

1(g)	Donald M. James	☐	☐	☐

1(h)	Cynthia H. Milligan	☐	☐	☐

1(i)	Nicholas G. Moore	☐	☐	☐

1(j)	Federico F. Peña	☐	☐	☐

1(k)	Philip J. Quigley	☐	☐	☐

		For	Against	Abstain

1(l)	Judith M. Runstad	☐	☐	☐

1(m)	Stephen W. Sanger	☐	☐	☐

1(n)	John G. Stumpf	☐	☐	☐

1(o)	Susan G. Swenson	☐	☐	☐

		For	Against	Abstain

2.	Proposal to approve an advisory resolution to approve the named executives’ compensation.	☐	☐	☐

3.	Proposal to ratify the appointment of KMPG LLP as independent auditors for 2012.	☐	☐	☐

4.	Stockholder proposal regarding the adoption of a policy to require an independent chairman.	☐	☐	☐

5.	Stockholder proposal to provide for cumulative voting in contested director elections.	☐	☐	☐

		For	Against	Abstain

6.	Stockholder proposal to amend the Company’s By-Laws to allow stockholders to nominate director candidates for inclusion in the Company’s proxy materials.	☐	☐	☐

7.	Stockholder proposal regarding an investigation and report on internal controls for mortgage servicing operations.	☐	☐	☐

This proxy will be valid until the first of the following two dates to occur: the date that is one year from the date shown below or the date the Annual Meeting is completed.

If you plan on attending the Annual Meeting, please check the box:			☐

Date

Signature(s) in Box

Please sign exactly as your name(s) appears on proxy card. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

WELLS FARGO & COMPANY 2012 ANNUAL MEETING OF STOCKHOLDERS TUESDAY, APRIL 24, 2012 1:00 P.M., Pacific time

VOTE BY INTERNET, TELEPHONE, OR MAIL

If you vote by Internet, telephone, or mail, you authorize, as applicable, the 401(k) Plan trustee or the Stock Purchase Plan custodian to designate Patricia R. Callahan, Michael J. Loughlin and James M. Strother, and each of them, with full power of substitution, as proxies, to vote the shares as you instruct at the Annual Meeting. Voting by Internet or telephone is a proxy vote in the same manner as if you had marked, signed, and returned this voting instruction form and proxy card.

Important Notice Regarding Availability of Proxy Materials: The 2012 Notice and Proxy Statement and 2011 Annual Report are available at https://materials.proxyvote.com/949746

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by Wells Fargo & Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by e-mail or over the Internet. To sign up for electronic delivery, please follow the instructions on the reverse side of this voting instruction form and proxy card to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy material electronically in future years.

M41285-P20240

WELLS FARGO & COMPANY

420 Montgomery Street, San Francisco, California 94104

This voting instruction form and proxy card is solicited by the Board of Directors of Wells Fargo & Company (the “Company”) for use at the Annual Meeting of Stockholders on Tuesday, April 24, 2012 at 1:00 p.m., Pacific time, from persons who participate in the (1) Wells Fargo & Company 401(k) Plan (the “401(k) Plan”) and/or (2) Wells Fargo & Company Stock Purchase Plan (the “Stock Purchase Plan”) or any combination of these plans.

By signing this voting instruction form and proxy card: (a) if the undersigned participates in the 401(k) Plan, the undersigned revokes any prior instructions, and hereby instructs Wells Fargo Bank, National Association (“WFB”), the 401(k) Plan trustee, to exercise the voting rights relating to any shares of the Company’s common stock allocable to his or her 401(k) Plan account as of February 24, 2012 at the Annual Meeting or any adjournments or postponements thereof as specified on this voting instruction form and proxy card; and/or (b) if the undersigned participates in the Stock Purchase Plan, the undersigned revokes any prior proxies, and hereby directs WFB, the custodian of the Stock Purchase Plan, to vote all shares of the Company’s common stock credited to his or her Stock Purchase Plan account as of February 24, 2012 at the Annual Meeting or any adjournments or postponements thereof as specified on this voting instruction form and proxy card.

If properly executed, this voting instruction form and proxy card will be voted as you direct on the reverse side. If no direction is indicated, this voting instruction form and proxy card will be voted FOR Items 1, 2 and 3, AGAINST Items 4, 5, 6 and 7, and in the discretion of the proxies, upon such other matters as may properly come before the Annual Meeting.

Broadridge Financial Solutions, Inc. (“Broadridge”), as tabulation agent, will tabulate the votes by mail from all participants in the 401(k) Plan and the Stock Purchase Plan received before 11:59 p.m., Eastern time, on April 20, 2012, and by Internet and telephone before 11:59 p.m., Eastern time, on April 22, 2012. Broadridge will provide the total voting results for all 401(k) Plan shares to WFB who will then determine the ratio of votes for and against each item. WFB will then vote all 401(k) Plan shares according to the ratios. Broadridge will also provide the voting results for all Stock Purchase Plan shares to WFB which will then vote such shares as directed by the participants at the Annual Meeting.

TO VOTE BY INTERNET, TELEPHONE, OR MAIL-SEE REVERSE SIDE

WELLSFARGO & COMPANY SIXTHAND MARQUETTE MINNEAPOLIS, MN 55479

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time, on April 22, 2012. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time, on April 22, 2012. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M41284-P20240 KEEP THIS PORTION FORYOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHENSIGNED AND DATED

WELLS FARGO & COMPANY
The Board of Directors recommends you vote FOR the following proposals:
1.	Election of Directors
	Nominees:	For	Against	Abstain

1a)   John D. Baker II

1b)   Elaine L. Chao

1c)   John S. Chen

1d)   Lloyd H. Dean

1e)   Susan E. Engel

1f)    Enrique Hernandez, Jr.

1g)   Donald M. James

1h)   Cynthia H. Milligan

1i)    Nicholas G. Moore

1j)    Federico F. Peña

1k)   Philip J. Quigley

11)   Judith M. Runstad

1m)  Stephen W. Sanger

		0 0 0 0 0 0 0 0 0 0 0 0 0	0 0 0 0 0 0 0 0 0 0 0 0 0	0 0 0 0 0 0 0 0 0 0 0 0 0
							For	Against	Abstain
						1n) John G. Stumpf	0	0	0
						1o) Susan G. Swenson	0	0	0
					2.	Proposal to approve an advisory resolution to approve the named executives’ compensation.	0	0	0
					3.	Proposal to ratify the appointment of KPMG LLP as independent auditors for 2012.	0	0	0
					The Board of Directors recommends you vote AGAINST the following proposals:
					4.	Stockholder proposal regarding the adoption of a policy to require an independent chairman.	0	0	0
					5.	Stockholder proposal to provide for cumulative voting in contested director elections.	0	0	0
					6.	Stockholder proposal to amend the Company’s By-Laws to allow stockholders to nominate director candidates for inclusion in the Company’s proxy materials.	0	0	0

					7.	Stockholder proposal regarding an investigation and report on internal controls for mortgage servicing operations.	0	0	0
					NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)		Date

2012 ANNUAL MEETING—WELLS FARGO & COMPANY

Telephone Voting Script

Proposal by Proposal

Speech 1	Welcome to the electronic voting system. Please have your proxy card available before voting. Please enter your three digit company number located in the box in the upper right hand corner of the proxy card, followed by the pound sign.

Speech 2	Please enter your eleven digit Control Number that is located in the box, directly under your company number, followed by the pound sign.

Speech 3	Please enter the last four digits of your Social Security number, or Tax Payer Identification Number, followed by the pound sign.

Speech 3A	One moment please while we determine your voting eligibility.

Speech 4

Thank you for voting your Wells Fargo & Company proxy. Your telephone vote authorizes the individuals named on the front of the proxy card to vote your shares at the annual meeting in the same manner as if you marked, signed and returned this card, including the grant of discretionary authority referenced on this card. Before voting, please read all the instructions and other information that appear on the back of your proxy card under “Vote by Telephone.”

Do you wish to vote as the Wells Fargo & Company Board of Directors recommends on ALL items?

Speech 5	To enter YES, Press “1”, To enter NO, Press “2”.

Speech 6	Item 1(a) To vote FOR, Press “1”; AGAINST, Press “2”; To ABSTAIN, Press “3”.

Speech 7	Item 1(b) To vote FOR, Press “1”; AGAINST, Press “2”; To ABSTAIN, Press “3”.

Speech 8	Item 1(c) To vote FOR, Press “1”; AGAINST, Press “2”; To ABSTAIN, Press “3”.

Speech 9	Item 1(d) To vote FOR, Press “1”; AGAINST, Press “2”; To ABSTAIN, Press “3”.

Speech 10	Item 1(e) To vote FOR, Press “1”; AGAINST, Press “2”; To ABSTAIN, Press “3”.

Speech 11	Item 1(f) To vote FOR, Press “1”; AGAINST, Press “2”; To ABSTAIN, Press “3”.

Speech 12	Item 1(g) To vote FOR, Press “1”; AGAINST, Press “2”; To ABSTAIN, Press “3”.

Speech 13	Item 1(h) To vote FOR, Press “1”; AGAINST, Press “2”; To ABSTAIN, Press “3”.

Speech 14	Item 1(i) To vote FOR, Press “1”; AGAINST, Press “2”; To ABSTAIN, Press “3”.

Speech 15	Item 1(j) To vote FOR, Press “1”; AGAINST, Press “2”; To ABSTAIN, Press “3”.

Speech 16	Item 1(k) To vote FOR, Press “1”; AGAINST, Press “2”; To ABSTAIN, Press “3”.

Speech 17	Item 1(l) To vote FOR, Press “1”; AGAINST, Press “2”; To ABSTAIN, Press “3”.

Speech 18	Item 1(m) To vote FOR, Press “1”; AGAINST, Press “2”; To ABSTAIN, Press “3”.

Speech 19	Item 1(n)	To vote FOR, Press “1”; AGAINST, Press “2”; To ABSTAIN, Press “3”.

Speech 20	Item 1(o)	To vote FOR, Press “1”; AGAINST, Press “2”; To ABSTAIN, Press “3”.

Speech 21	Item 2:	To vote FOR, Press “1”; AGAINST, Press “2”; To ABSTAIN, Press “3”.

Speech 22	Item 3:	To vote FOR, Press “1”; AGAINST, Press “2”; To ABSTAIN, Press “3”.

Speech 23	Item 4:	To vote FOR, Press “1”, AGAINST, Press “2”, To ABSTAIN, Press “3”.

Speech 24	Item 5:	To vote FOR, Press “1”, AGAINST, Press “2”, To ABSTAIN, Press “3”.

Speech 25	Item 6:	To vote FOR, Press “1”, AGAINST, Press “2”, To ABSTAIN, Press “3”.

Speech 26	Item 7:	To vote FOR, Press “1”; AGAINST, Press “2”; To ABSTAIN, Press “3”.

Speech 27	Do you plan to attend the meeting? To enter YES, press “1”, to enter NO, press “2”

After voting on all items has been completed – Go to Closing B

Closing A

You have cast your vote as follows:

You have cast your vote on all items as recommended by the Board of Directors.

Your vote has been successfully recorded. It is not necessary for you to mail in your card. If you wish to change your vote, or to vote another proxy, press 1; otherwise, press “2”.

If “1” is pressed-go to Speech 1.

If “2” is pressed, go to Closing C.

Closing B

Your have cast your vote as follows:

Item 1(a): FOR, AGAINST, ABSTAIN;

and so on, for each item.

Your vote has been successfully recorded. It is not necessary for you to mail in your card. If you wish to change your vote, or to vote another proxy, press 1; otherwise, press “2”.

If “1” is pressed, go to Speech 1.

If “2” is pressed, go to Closing C.

Closing C	Thank you for voting. Good bye.